Investment Company Act File No. 811-21265

Invesco Exchange-Traded Fund Trust

STATEMENT OF ADDITIONAL INFORMATION
Dated August 28, 2020, as Revised September 30, 2020
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated August 28, 2020, for the Invesco Exchange-Traded Fund Trust (the “Trust”) relating to the series of the Trust listed below (each, a “Fund” and collectively, the “Funds”), as the Prospectus may be revised from time to time.
Fund	Principal U.S. Listing Exchange	Ticker
Invesco Aerospace & Defense ETF	NYSE Arca, Inc.	PPA
Invesco BuyBack AchieversTM ETF	The Nasdaq Stock Market	PKW
Invesco CleantechTM ETF	NYSE Arca, Inc.	PZD
Invesco Dividend AchieversTM ETF	The Nasdaq Stock Market	PFM
Invesco Dow Jones Industrial Average Dividend ETF	NYSE Arca, Inc.	DJD
Invesco DWA Basic Materials Momentum ETF	The Nasdaq Stock Market	PYZ
Invesco DWA Consumer Cyclicals Momentum ETF	The Nasdaq Stock Market	PEZ
Invesco DWA Consumer Staples Momentum ETF	The Nasdaq Stock Market	PSL
Invesco DWA Energy Momentum ETF	The Nasdaq Stock Market	PXI
Invesco DWA Financial Momentum ETF	The Nasdaq Stock Market	PFI
Invesco DWA Healthcare Momentum ETF	The Nasdaq Stock Market	PTH
Invesco DWA Industrials Momentum ETF	The Nasdaq Stock Market	PRN
Invesco DWA Momentum ETF	The Nasdaq Stock Market	PDP
Invesco DWA Technology Momentum ETF	The Nasdaq Stock Market	PTF
Invesco DWA Utilities Momentum ETF	The Nasdaq Stock Market	PUI
Invesco Dynamic Biotechnology & Genome ETF	NYSE Arca, Inc.	PBE
Invesco Dynamic Building & Construction ETF	NYSE Arca, Inc.	PKB
Invesco Dynamic Energy Exploration & Production ETF	NYSE Arca, Inc.	PXE
Invesco Dynamic Food & Beverage ETF	NYSE Arca, Inc.	PBJ
Invesco Dynamic Large Cap Growth ETF	NYSE Arca, Inc.	PWB
Invesco Dynamic Large Cap Value ETF	NYSE Arca, Inc.	PWV
Invesco Dynamic Leisure and Entertainment ETF	NYSE Arca, Inc.	PEJ
Invesco Dynamic Market ETF	NYSE Arca, Inc.	PWC
Invesco Dynamic Media ETF	NYSE Arca, Inc.	PBS
Invesco Dynamic Networking ETF	NYSE Arca, Inc.	PXQ
Invesco Dynamic Oil & Gas Services ETF	NYSE Arca, Inc.	PXJ
Invesco Dynamic Pharmaceuticals ETF	NYSE Arca, Inc.	PJP
Invesco Dynamic Semiconductors ETF	NYSE Arca, Inc.	PSI
Invesco Dynamic Software ETF	NYSE Arca, Inc.	PSJ
Invesco Financial Preferred ETF	NYSE Arca, Inc.	PGF
Invesco FTSE RAFI US 1000 ETF	NYSE Arca, Inc.	PRF
Invesco FTSE RAFI US 1500 Small-Mid ETF	The Nasdaq Stock Market	PRFZ
Invesco Global Listed Private Equity ETF	NYSE Arca, Inc.	PSP
Invesco Golden Dragon China ETF	The Nasdaq Stock Market	PGJ
Invesco High Yield Equity Dividend AchieversTM ETF	The Nasdaq Stock Market	PEY
Invesco International Dividend AchieversTM ETF	The Nasdaq Stock Market	PID
Invesco NASDAQ Internet ETF	The Nasdaq Stock Market	PNQI
Invesco Raymond James SB-1 Equity ETF	NYSE Arca, Inc.	RYJ
Invesco S&P 100 Equal Weight ETF	NYSE Arca, Inc.	EQWL
Invesco S&P 500 BuyWrite ETF	NYSE Arca, Inc.	PBP
Invesco S&P 500® Equal Weight ETF	NYSE Arca, Inc.	RSP
Invesco S&P 500® Equal Weight Communication Services ETF	NYSE Arca, Inc.	EWCO
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	NYSE Arca, Inc.	RCD
Invesco S&P 500® Equal Weight Consumer Staples ETF	NYSE Arca, Inc.	RHS
Invesco S&P 500® Equal Weight Energy ETF	NYSE Arca, Inc.	RYE
Invesco S&P 500® Equal Weight Financials ETF	NYSE Arca, Inc.	RYF
Invesco S&P 500® Equal Weight Health Care ETF	NYSE Arca, Inc.	RYH
Invesco S&P 500® Equal Weight Industrials ETF	NYSE Arca, Inc.	RGI

Fund	Principal U.S. Listing Exchange	Ticker
Invesco S&P 500® Equal Weight Materials ETF	NYSE Arca, Inc.	RTM
Invesco S&P 500® Equal Weight Real Estate ETF	NYSE Arca, Inc.	EWRE
Invesco S&P 500® Equal Weight Technology ETF	NYSE Arca, Inc.	RYT
Invesco S&P 500® Equal Weight Utilities ETF	NYSE Arca, Inc.	RYU
Invesco S&P 500 GARP ETF	NYSE Arca, Inc.	SPGP
Invesco S&P 500® Pure Growth ETF	NYSE Arca, Inc.	RPG
Invesco S&P 500® Pure Value ETF	NYSE Arca, Inc.	RPV
Invesco S&P 500® Quality ETF	NYSE Arca, Inc.	SPHQ
Invesco S&P 500® Top 50 ETF	NYSE Arca, Inc.	XLG
Invesco S&P 500 Value with Momentum ETF	NYSE Arca, Inc.	SPVM
Invesco S&P MidCap 400® Equal Weight ETF	NYSE Arca, Inc.	EWMC
Invesco S&P MidCap 400® Pure Growth ETF	NYSE Arca, Inc.	RFG
Invesco S&P MidCap 400® Pure Value ETF	NYSE Arca, Inc.	RFV
Invesco S&P MidCap Momentum ETF	NYSE Arca, Inc.	XMMO
Invesco S&P MidCap Quality ETF	NYSE Arca, Inc.	XMHQ
Invesco S&P MidCap Value with Momentum ETF	NYSE Arca, Inc.	XMVM
Invesco S&P SmallCap 600® Equal Weight ETF	NYSE Arca, Inc.	EWSC
Invesco S&P SmallCap 600® Pure Growth ETF	NYSE Arca, Inc.	RZG
Invesco S&P SmallCap 600® Pure Value ETF	NYSE Arca, Inc.	RZV
Invesco S&P SmallCap Momentum ETF	NYSE Arca, Inc.	XSMO
Invesco S&P SmallCap Value with Momentum ETF	NYSE Arca, Inc.	XSVM
Invesco S&P Spin-Off ETF	NYSE Arca, Inc.	CSD
Invesco Water Resources ETF	The Nasdaq Stock Market	PHO
Invesco WilderHill Clean Energy ETF	NYSE Arca, Inc.	PBW
Invesco Zacks Mid-Cap ETF	NYSE Arca, Inc.	CZA
Invesco Zacks Multi-Asset Income ETF	NYSE Arca, Inc.	CVY
Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, or by calling toll free 800-983-0903. The audited financial statements for each Fund contained in the Trust's 2020 Annual Reports and the related reports of PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Trust, are incorporated herein by reference in the section "Financial Statements." No other portions of the Trust's Annual Reports are incorporated by reference in to this SAI.

STATEMENT OF ADDITIONAL INFORMATION
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GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS
The Trust was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 74 Funds, and this SAI contains information for each of those Funds. Each Fund (except as indicated below) is “non-diversified” and, as such, each such Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The following Funds are classified as “diversified:” Invesco Cleantech™ ETF, Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF, Invesco DWA Utilities Momentum ETF, Invesco Global Listed Private Equity ETF, Invesco S&P 100 Equal Weight ETF and Invesco WilderHill Clean Energy ETF (the "Diversified Funds"). In addition, each of Invesco BuyBack AchieversTM ETF, Invesco Dividend AchieversTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Market ETF, Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco High Yield Equity Dividend AchieversTM ETF, Invesco International Dividend AchieversTM ETF, Invesco S&P 500 BuyWrite ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500® Quality ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Quality ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF are classified as diversified, but may become “non-diversified" solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its Underlying Index (as defined below), and shareholder approval will not be sought if these Funds cross from diversified to non-diversified under such circumstances (referred to herein as the "Diversified Funds that may change to Non-Diversified"). The shares of each of the Funds are referred to in this SAI as “Shares.”
The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its specific underlying index (each, an “Underlying Index”, as applicable). Invesco Capital Management LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Invesco Ltd., manages the Funds.
Each Fund issues and redeems Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares set forth in the Fund’s prospectus (each, a “Creation Unit” or a “Creation Unit Aggregation”). Each Fund generally issues and redeems Creation Units principally in exchange for a basket of securities included in its Underlying Index, as applicable (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus certain transaction fees. However, each Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash.
Except as set forth in the following sentence, the Shares of all of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca”) (each an “NYSE Arca-listed Fund,” and collectively, the “NYSE Arca-listed Funds”). Shares of the following Funds are listed on The Nasdaq Stock Market (“NASDAQ”) (each a “NASDAQ-listed Fund,” and collectively, the “NASDAQ-listed Funds”): Invesco BuyBack Achievers™ ETF, Invesco Dividend Achievers™ ETF, Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Momentum ETF, Invesco DWA Technology Momentum ETF, Invesco DWA Utilities Momentum ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco Golden Dragon China ETF, Invesco High Yield Equity Dividend Achievers™ ETF, Invesco International Dividend Achievers™ ETF, Invesco NASDAQ Internet ETF and Invesco Water Resources ETF. Together, NYSE Arca and NASDAQ are the “Exchanges” and each is an “Exchange.”
Shares trade on the respective Exchanges at market prices that may be below, at, or above NAV. In the event of the liquidation of a Fund, the Trust may decrease the number of Shares in a Creation Unit.
Each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. To offset the added brokerage and other transaction costs a Fund incurs with using cash to purchase the requisite Deposit Securities, during each instance of cash creations or redemptions, the Funds may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions.
The following Funds are successors to a corresponding predecessor fund (each, a “Predecessor Fund” and collectively, the “Predecessor Funds”) as a result of reorganizations (each, “a Reorganization and collectively, the “Reorganizations”) that were consummated: (i) after the close of business on April 6, 2018—Invesco Dow Jones Industrial Average Dividend ETF, Invesco S&P 500® Equal Weight ETF, Invesco S&P 500® Equal Weight Consumer Discretionary ETF, Invesco S&P 500® Equal Weight Consumer Staples ETF, Invesco S&P 500® Equal Weight Energy ETF, Invesco S&P 500® Equal Weight Financials ETF, Invesco S&P 500® Equal Weight Health Care ETF, Invesco S&P 500® Equal Weight Industrials ETF, Invesco S&P 500® Equal Weight Materials ETF, Invesco S&P 500® Equal Weight Real Estate ETF, Invesco S&P 500® Equal Weight Technology ETF, Invesco S&P 500® Equal Weight Utilities ETF, Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P 500® Top 50 ETF, Invesco S&P MidCap 400® Equal Weight ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Equal Weight ETF, Invesco S&P SmallCap 600® Pure Growth ETF, Invesco S&P SmallCap 600® Pure Value ETF, Invesco S&P Spin-Off ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF; and (ii) after the close of business on May 18, 2018—Invesco Raymond James SB-1 Equity ETF. Each such Fund adopted the performance and financial information of its corresponding Predecessor Fund; therefore, information presented prior to the Reorganizations is that of the Predecessor Fund.
EXCHANGE LISTING AND TRADING
Shares of each NYSE Arca-listed Fund and each NASDAQ-listed Fund are listed for trading, and trade throughout the day, on their respective Exchange.
There can be no assurance that a Fund will continue to meet the requirements of its Exchange necessary to maintain the listing of its Shares. The Exchanges may, but are not required to, remove the Shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of Shares; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) the Fund fails to meet certain continued listing standards of an Exchange; or (iv) such other event shall occur or condition shall exist that, in the opinion of the relevant Exchange, makes further dealings on such Exchange inadvisable. The applicable Exchange will remove the Shares of a Fund from listing and trading upon termination of the Fund.
As in the case of other stocks traded on the Exchanges, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.
For the NYSE Arca-listed Funds:
Shares of the NYSE Arca-listed Funds are not sponsored, endorsed, or promoted by NYSE Arca or its affiliates. NYSE Arca and its affiliates make no representation or warranty, express or implied, to the owners of the Shares of the NYSE Arca-listed Funds and NYSE Arca is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. NYSE Arca and its affiliates have no obligation or liability to owners of Shares of the NYSE Arca-listed Funds in connection with the administration, marketing, or trading of Shares.
NYSE Arca and its affiliates make no warranty, express or implied, as to results to be obtained by the Trust on behalf of the NYSE Arca-listed Funds, owners of Shares, or any other person or entity. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
For the NASDAQ-listed Funds:
The Nasdaq-listed Funds are not sponsored, endorsed, sold or promoted by Nasdaq or its affiliates (collectively, the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Nasdaq-listed Funds. The Corporations make no representation or warranty, express or implied, to the owners of the Nasdaq-listed Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The Corporations have no liability in connection with the administration, marketing or trading of the Nasdaq-listed Funds. IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF DAMAGES.
INVESTMENT RESTRICTIONS
The Funds have adopted as fundamental policies the investment restrictions numbered (1) through (16) below, except that restrictions (1) and (2) only apply to the Diversified Funds that may change to Non-Diversified and restrictions (3) and (4) only apply to Diversified Funds. Except as noted in the prior sentence or as otherwise noted below, each Fund, as a fundamental policy, may not:
(1)   As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities), except as may be necessary to approximate the composition of its Underlying Index.
(2)   As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except as may be necessary to approximate the composition of its Underlying Index.
(3)   As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).
(4)  As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.
(5)   With respect to the Invesco Dynamic Market ETF, invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
(6)   With respect to the Invesco Aerospace & Defense ETF, Invesco BuyBack Achievers™ ETF, Invesco Cleantech™ ETF, Invesco Dividend Achievers™ ETF, Invesco DWA Momentum ETF, Invesco DWA Basic Materials Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco Dynamic Food & Beverage ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco DWA Technology Momentum ETF, Invesco DWA Utilities Momentum ETF, Invesco Financial Preferred ETF, Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco Golden Dragon China ETF, Invesco High Yield Equity Dividend Achievers™ ETF, Invesco International Dividend Achievers™ ETF, Invesco Global Listed Private Equity ETF, Invesco NASDAQ Internet ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Quality ETF,

Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF, Invesco S&P 500 BuyWrite ETF, Invesco S&P 500® Quality ETF, Invesco Water Resources ETF and Invesco WilderHill Clean Energy ETF, invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the respective Underlying Index that the Fund replicates, concentrates in an industry or group of industries. The Invesco Water Resources ETF will invest at least 25% of the value of its total assets in the water industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
(7)   With respect to Invesco Dow Jones Industrial Average Dividend ETF, Invesco Raymond James SB-1 Equity ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P 500® Equal Weight ETF, Invesco S&P 500® Equal Weight Communication Services ETF, Invesco S&P 500® Equal Weight Consumer Discretionary ETF, Invesco S&P 500® Equal Weight Consumer Staples ETF, Invesco S&P 500® Equal Weight Energy ETF, Invesco S&P 500® Equal Weight Financials ETF, Invesco S&P 500® Equal Weight Health Care ETF, Invesco S&P 500® Equal Weight Industrials ETF, Invesco S&P 500® Equal Weight Materials ETF, Invesco S&P 500® Equal Weight Real Estate ETF, Invesco S&P 500® Equal Weight Technology ETF, Invesco S&P 500® Equal Weight Utilities ETF, Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P 500® Top 50 ETF, Invesco S&P MidCap 400® Equal Weight ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Equal Weight ETF, Invesco S&P SmallCap 600® Pure Growth ETF, Invesco S&P SmallCap 600® Pure Value ETF, Invesco S&P Spin-Off ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
(8)   With respect to the Invesco Dynamic Market ETF, Invesco Golden Dragon China ETF and Invesco High Yield Equity Dividend Achievers™ ETF, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).
(9)   With respect to the Invesco Aerospace & Defense ETF, Invesco Cleantech™ ETF, Invesco Dividend Achievers™ ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco DWA Utilities Momentum ETF, Invesco FTSE RAFI US 1000 ETF, Invesco International Dividend Achievers™ ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF, Invesco S&P 500 Quality ETF, Invesco Water Resources ETF and Invesco WilderHill Clean Energy ETF, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).
(10)   With respect to the Invesco BuyBack Achievers™ ETF, Invesco DWA Momentum ETF, Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF, Invesco Financial Preferred ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco Global Listed Private Equity ETF, Invesco NASDAQ Internet ETF, Invesco S&P 100 Equal Weight

ETF, Invesco S&P MidCap Quality ETF and Invesco S&P 500 BuyWrite ETF, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).
(11)   With respect to the Invesco Dow Jones Industrial Average Dividend ETF, Invesco Raymond James SB-1 Equity ETF, Invesco S&P 500 GARP ETF and Invesco S&P 500 Value with Momentum ETF, Invesco S&P 500® Equal Weight ETF, Invesco S&P 500® Equal Weight Communication Services ETF, Invesco S&P 500® Equal Weight Consumer Discretionary ETF, Invesco S&P 500® Equal Weight Consumer Staples ETF, Invesco S&P 500® Equal Weight Energy ETF, Invesco S&P 500® Equal Weight Financials ETF, Invesco S&P 500® Equal Weight Health Care ETF, Invesco S&P 500® Equal Weight Industrials ETF, Invesco S&P 500® Equal Weight Materials ETF, Invesco S&P 500® Equal Weight Real Estate ETF, Invesco S&P 500® Equal Weight Technology ETF, Invesco S&P 500® Equal Weight Utilities ETF, Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P 500® Top 50 ETF, Invesco S&P MidCap 400® Equal Weight ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Equal Weight ETF, Invesco S&P SmallCap 600® Pure Growth ETF, Invesco S&P SmallCap 600® Pure Value ETF, Invesco S&P Spin-Off ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF, borrow money, except that the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.
(12)   Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.
(13)   Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.
(14)   Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).
(15)   Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(16)   Issue senior securities, except as permitted under the 1940 Act.
Except for restrictions (8), (9), (10), (11), (13)(iii) and (16), if a Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restrictions (8), (9), (10), (11), (13)(iii) and (16), in the event that a Fund’s borrowings, repurchase agreements and loans of portfolio securities at any time exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received), less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings, repurchase agreements and loans of portfolio securities to an extent that such borrowings, repurchase agreements and loans of portfolio securities will not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans).

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.
In addition to the foregoing fundamental investment policies, each Fund also is subject to the following non-fundamental investment restrictions and policies, which may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Each Fund may not:
(1)   Except for Invesco S&P 500 GARP ETF and Invesco S&P 500 Value with Momentum ETF, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.
(2)   With respect to Invesco S&P 500 GARP ETF and Invesco S&P 500 Value with Momentum ETF, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost.
(3)   Except for Invesco S&P 500 GARP ETF and Invesco S&P 500 Value with Momentum ETF, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.
(4)   With respect to Invesco S&P 500 GARP ETF and Invesco S&P 500 Value with Momentum ETF, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.
(5)   With respect to Invesco Dow Jones Industrial Average Dividend ETF, Invesco Global Listed Private Equity ETF, Invesco Raymond James SB-1 Equity ETF, Invesco S&P Spin-Off ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.
(6)   Except for Invesco Dow Jones Industrial Average Dividend ETF, Invesco Global Listed Private Equity ETF, Invesco Raymond James SB-1 Equity ETF, Invesco S&P Spin-Off ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.
(7)   Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.
(8)   Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.
(9)   With respect to the Invesco Dynamic Market ETF, Invesco Golden Dragon China ETF and Invesco High Yield Equity Dividend Achievers™ ETF, enter into futures contracts or related options if more than 30% of the Fund’s net assets would be represented by such instruments or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.
The investment objective of each Fund is a non-fundamental policy that the Board may change without approval by shareholders upon 60 days’ written notice to shareholders.
In accordance with the 1940 Act, each Fund (except Invesco BuyBack Achievers™ ETF, Invesco Dow Jones Industrial Average Dividend ETF, Invesco DWA Momentum ETF, Invesco Dynamic Market ETF, Invesco FTSE RAFI US 1000 ETF, Invesco International Dividend Achievers™ ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P 500® Equal Weight ETF, Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P 500®

Quality ETF, Invesco S&P 500® Top 50 ETF, Invesco S&P Spin-Off ETF and Invesco Zacks Multi-Asset Income ETF) has adopted a policy to invest at least 80% of the value of its total assets in certain types of securities (e.g., securities of companies of a particular size of capitalization, such as small-, mid-, or large-cap securities) or in securities of companies operating in a particular industry or economic sector (e.g., securities of energy, technology or healthcare companies) that is suggested by the Fund’s name (for each such Fund, an “80% investment policy”). Each Fund with an 80% investment policy considers the securities suggested by its name to be those securities that comprise its respective Underlying Index. Each Fund with an 80% investment policy anticipates meeting that policy by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in such securities. The 80% investment policy for each of these Funds is a non-fundamental policy, and each Fund will provide its shareholders with at least 60 days’ prior written notice of any change to its 80% investment policy. If, subsequent to an investment, a Fund invests less than 80% of its total assets pursuant to its 80% investment policy, that Fund will make future investments in securities that satisfy the policy.
INVESTMENT STRATEGIES AND RISKS
Investment Strategies
Each Fund’s investment objective is to seek to track the investment results, before fees and expenses, of its respective Underlying Index. Each Fund seeks to achieve its investment objective by investing primarily in securities that comprise its Underlying Index. Each Fund operates as an index fund and will not be actively managed. Each Fund (except Invesco Financial Preferred ETF) attempts to replicate, before fees and expenses, the performance of its Underlying Index by generally investing in all of the securities comprising its Underlying Index in proportion to the weightings of the securities in the Underlying Index, although any Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track an Underlying Index. Invesco Financial Preferred ETF generally uses a “sampling” methodology to seek to achieve its investment objective. Funds using a sampling methodology may not be as well-correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index.
Investment Risks
A discussion of each Fund’s principal risks associated with an investment in the Fund is contained in the Fund’s Prospectus in the “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Fund’s Strategies and Risks—Principal Risks of Investing in the Fund” and “—Additional Risks of Investing in the Fund” sections. The discussion below supplements, and should be read in conjunction with, these sections.
An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.
An investment in a Fund also should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.
The Funds are not actively managed, and therefore, the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities a Fund holds unless such securities are removed from such Fund's Underlying Index.

Correlation and Tracking Error.  Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of its Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund’s fiscal year-end by comparing the Fund’s average monthly total returns, before fees and expenses, to its Underlying Index’s average monthly total returns over the prior one-year period (or since inception if the Fund has been in existence for less than one year). Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period, by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns.
An investment in each Fund also should be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index because the total return the securities generate will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. Also, to the extent that a Fund were to issue and redeem Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind.
In addition, the use of a representative sampling approach (which may arise for a number of reasons, including a large number of securities within an Underlying Index, or the limited assets of a Fund) may cause a Fund not to be as well correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index. It is also possible that, for short periods of time, a Fund may not fully replicate the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time, because a Fund is required to correct such imbalances by means of adjusting the composition of its portfolio holdings. It also is possible that the composition of a Fund may not replicate exactly the composition of its respective Underlying Index if the Fund has to adjust its portfolio holdings to continue to qualify as a “regulated investment company” (a “RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Code”).
Equity Securities.  Each Fund may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The value of equity securities may fall as a result of factors directly relating to the issuer, such as decisions made by its management or lower demand for its products or services. An equity security’s value also may fall because of factors affecting not just the issuer, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of an issuer’s equity securities also may be affected by changes in financial markets that are relatively unrelated to the issuer or its industry, such as changes in interest rates or currency exchange rates. Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Equity securities may include:
•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.
•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks usually do not have voting rights. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of preferred stock take precedence over the claims of those who own common stock, but are subordinate to those of bond owners.
•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own convertible securities.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable nonconvertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
•	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than do investments in larger capitalization companies. This increased risk may be due to greater business risks customarily associated with a smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the OTC market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or market averages in general.
•	Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.
The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.
•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
•	Rights. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a price lower than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Lending Portfolio Securities. From time to time, a Fund (as the Adviser shall so determine) may lend its portfolio securities (principally to brokers, dealers or other financial institutions) to generate additional income. Such loans are callable at any time and are secured continuously by segregated cash collateral equal to at least 102% (105% for international securities) of the market value, determined daily, of the loaned securities. A Fund may lend portfolio securities to the extent of one-third of its total assets. A Fund will loan its securities only to parties that the Adviser has determined are in good standing and when, in the Adviser's judgment, the potential income earned would justify the risks.
A Fund will not have the right to vote securities while they are on loan, but it will recall securities on loan if the Adviser determines that the shareholder meeting is called for purposes of voting on material events that could have a material impact on the Fund's loaned securities and for which the vote could be material to the Fund. A Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.
Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).
Any cash received as collateral for loaned securities will be invested, in accordance with a Fund's investment guidelines, in an affiliated money market fund. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund or the Adviser will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. A Fund will bear any loss on the investment of cash collateral. A Fund may have to pay the borrower a fee based on the amount of cash collateral.
For a discussion of the federal income tax considerations relating to lending portfolio securities, see “Taxes.”
Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which a Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions.
The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund's ability to dispose of the underlying securities may be restricted. Finally, a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.
The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.
Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Funds intend to use the reverse repurchase technique only when the Adviser believes it will be advantageous to a Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. The custodian bank will maintain a separate account for a Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.
Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality as the Adviser determines; (iv) repurchase agreements; and (v) money market mutual funds, including affiliated money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
U.S. Government Obligations. Each Fund may invest in short-term U.S. government obligations. U.S. Government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds.
Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
Short-term obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality.
In 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage-backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.
The FHFA and the U.S. Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). The U.S. Government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.
The U.S. Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, a Fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.
Other Investment Companies. Each Fund may invest in the securities of other investment companies, including exchange-traded funds, non-exchange traded U.S. registered open-end investment companies (mutual funds), closed-end investment companies, or non-U.S. investment companies traded on foreign exchanges, beyond the limits permitted under the 1940 Act, subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust in 2012 pursuant to Section 12(d)(2)(J) of the 1940 Act (the “2012

Order”). Absent such exemptive relief, a Fund’s investment in investment companies would be limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate. However, as a non-fundamental restriction, no Fund (except Invesco Dow Jones Industrial Average Dividend ETF, Invesco Global Listed Private Equity ETF, Invesco Raymond James SB-1 Equity ETF, Invesco S&P Spin-Off ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF) may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.
Under the pertinent terms of the 2012 Order, each Fund may invest in registered investment companies in excess of the limitations imposed by Sections 12(d)(1)(A) and 12(d)(1)(C) of the 1940 Act. The total amount of securities held by a Fund, both individually and when aggregated with all other shares of the acquired fund held by other registered investment companies or private investment pools advised by the Adviser or its affiliates (as 13 well as shares held by the Adviser and its affiliates) cannot exceed 25% of the outstanding voting securities of the acquired investment company, and the none of these entities (including the Fund) may individually or collectively exert a controlling influence over the acquired investment company. A Fund may not rely on the 2012 Order to acquire an investment company that itself has ownership of investment company shares in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act. To the extent necessary to comply with the provisions of the 1940 Act or the 2012 Order, on any matter upon which an underlying investment company’s shareholders are solicited to vote, the Adviser of that Fund will vote the underlying investment company shares in the same general proportion as shares held by other shareholders of the underlying investment company.
In addition, the Trust has previously obtained exemptive relief in 2007 that allows other investment companies to acquire shares of the Trust in excess of the limitations imposed by Section 12(d)(1)(A) (the “2007 Order”). This relief is conditioned on those acquiring funds obtaining a participation agreement signed by both the acquiring fund and the Fund that it wishes to acquire in excess of the 12(d)(1)(A) limitations. No Fund that relies on the 2012 Order will enter into a participation agreement pursuant to the 2007 Order, and no Fund that has a signed participation agreement in effect pursuant to the 2007 Order will rely on the 2012 Order.
Business Development Companies.  Each Fund may invest in Business Development Companies (“BDC”). The 1940 Act imposes certain restraints upon the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies which involve greater risk than well-established publicly-traded companies.
Real Estate Investment Trusts (“REITs”).  Each Fund may invest in the securities of REITs, which pool investors’ funds for investments primarily in real estate properties, to the extent allowed by law. Investment in REITs may be the most practical available means for a Fund to invest in the real estate industry. As a shareholder in a REIT, a Fund would bear its ratable share of the REIT’s expenses, including its advisory and administration fees. At the same time, a Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect would be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.
REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings, self-storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. A Fund may invest in both publicly and privately traded REITs.
A Fund conceivably could own real estate directly as a result of a default on the securities it owns. Therefore, a Fund may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operated expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.
In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs depend upon management skill, are not diversified and therefore are subject to the risk of financing single or a limited number of projects. REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for conduit income tax treatment under the Code and/or failing to maintain an exemption from the 1940 Act. Changes in interest rates also may affect the value of debt securities held by the Funds. By investing in REITs indirectly through the Funds, a shareholder will bear not only his/her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs.
Structured Notes. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or the London Inter-Bank Offered Rate (“LIBOR”)), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Funds may lose money if the issuer of the note defaults, as the Funds may not be able to readily close out its investment in such notes without incurring losses.
On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on a Fund or the instruments in which the Fund invests cannot yet be determined. Industry initiatives are underway to identify alternative reference rates; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.
Illiquid Securities. Each Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. For purposes of this 15% limitation, illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Each Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, the appropriate level of liquidity is being maintained, and will take steps to ensure it adjusts its liquidity consistent with the policies and procedures adopted by the Trust on behalf of the Funds. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Borrowing. Each Fund may borrow money from a bank or another person up to limits set forth in the section “Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund's return. Borrowing also may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on its NAV of any increase or decrease in the market value of a Fund's portfolio securities.
Derivatives Risk.  The Funds may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in a Fund that invests in derivatives may change quickly and without warning.
For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If a Fund uses derivatives to “hedge” a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the portfolio of a Fund. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with a Fund.
Leverage Risk. The use of derivatives may give rise to a form of leverage. Leverage may cause the portfolios of the Funds to be more volatile than if a portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by a Fund.
Futures and Options. Each Fund may enter into U.S. futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. exchange. The Funds will not use futures or options for speculative purposes.
A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Each Fund may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. The custodian will segregate assets committed to futures contracts to the extent required by law.
An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of a Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.
Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be affected.
Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the existing position in the contract.
Risks of Futures and Options Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, there is no guarantee that a liquid market will exist for a futures contract at a specified time. A Fund would utilize futures contracts only if an active market exists for such contracts.
Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the future and the movement in a Fund’s Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. No Fund plans to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Funds involves the risk of imperfect or even negative correlation to their respective Underlying Index if the index underlying the futures contract differs from the Underlying Index.
There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom the Funds have an open position in the futures contract or option; however, this risk is minimized substantially because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.
Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.
Swap Agreements.  Each Fund may enter into swap agreements. Invesco Global Listed Private Equity ETF is the only Fund currently using swap agreements, including total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements usually will be done on a net basis, a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.
Risks of Swap Agreements.  The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the Counterparty will default on its obligations. If such a default were to occur, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws that could affect a Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).
In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.
Total return swaps could result in losses for a Fund if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. A Fund may lose money in a total return swap if the Counterparty fails to meet its obligations.
In the event that a Fund uses a swap agreement, it will earmark or segregate assets in the form of cash and/or cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked-to-market on a daily basis.

Restrictions on the Use of Futures Contracts, Options on Futures Contracts and Swaps.  The Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) with respect to the Funds. The Adviser therefore is not subject to registration or regulation as a CPO with respect to the Funds. In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” under the CEA and the rules of the CFTC. The terms of the CPO exclusion require the Funds, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. Because the Adviser and each Fund intend to comply with the terms of the CPO exclusion, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies or prospectus, or this SAI. Generally, the exclusion from CPO regulation requires each Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, a Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO and would be subject to registration and regulation as a CPO with respect to that Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Funds, the Funds may incur additional compliance and other expenses.
Cybersecurity Risk. The Funds, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.
PORTFOLIO TURNOVER
Each Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were purchased or sold once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions and the nature of the Fund's holdings. Each of the following Funds experienced significant variation in portfolio turnover during the two most recently completed fiscal years ended April 30 due to the application of such Fund’s respective Underlying Index methodology.
Fund	2019	2020
Invesco CleantechTM ETF(1)	21%	75%
Invesco Dynamic Biotechnology & Genome ETF(1)	117%	252%
Invesco NASDAQ Internet ETF(1)	20%	41%

Fund	2019	2020
Invesco S&P 100 Equal Weight ETF(2)	24%	51%
Invesco S&P 500 GARP ETF(2)	17%	110%
Invesco S&P 500 Value with Momentum ETF(2)	32%	127%
Invesco S&P MidCap Momentum ETF(2)	30%	194%
Invesco S&P MidCap Quality ETF(2)	30%	130%
Invesco S&P MidCap Value with Momentum ETF(2)	49%	128%
Invesco S&P SmallCap Momentum ETF(2)	44%	180%
Invesco S&P SmallCap Value with Momentum ETF(2)	52%	136%
(1)	The Underlying Index that the Fund tracks had a higher portfolio turnover during the most recent fiscal year.
(2)	The Fund changed its Underlying Index during the most recent fiscal year, resulting in a one-time higher portfolio turnover rate.
DISCLOSURE OF PORTFOLIO HOLDINGS
Quarterly Portfolio Schedule.  The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust also discloses a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.
The Trust’s Forms N-PORT and Forms N-CSR are available on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-PORT and Forms N-CSR are available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to Invesco Exchange-Traded Fund Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.
Portfolio Holdings Policy.  The Trust has adopted a policy regarding the disclosure of information about the Funds’ portfolio holdings. The Board must approve all material amendments to this policy.
Each business day before the opening of regular trading on the Exchange where a Fund’s Shares are traded, the Fund discloses on its website (www.invesco.com/ETFs) the portfolio holdings that will form the basis for the Fund’s next calculation of NAV per Share. The Trust, the Adviser and The Bank of New York Mellon (“BNYM” or the “Administrator”) will not disseminate non-public information concerning the Trust.
Access to information concerning the Funds’ portfolio holdings may be permitted at other times: (i) to personnel of third-party service providers, including the Funds’ custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Funds; or (ii) in instances when the Funds’ President and/or Chief Compliance Officer determines that (x) such disclosure serves a reasonable business purpose and is in the best interests of the Fund’s shareholders; and (y) in making such disclosure, no conflict exists between the interests of the Fund’s shareholders and those of the Adviser or the Distributor.
MANAGEMENT
The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Trust currently has 10 Trustees. Nine Trustees are not “interested,” as that term is defined under the 1940 Act, and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the “Independent Trustees”). The remaining Trustee (the “Interested Trustee”) is affiliated with the Adviser.
The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trust and five other ETF trusts advised by the Adviser.
Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	214	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).
Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None
Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore	214	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).
Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	214	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).
Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the	214	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.		Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).
Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and	214	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).
*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.
Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustees	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset	214	None

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustees	Other Directorships Held by Interested Trustee During the Past 5 Years
Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.
*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years
Anna Paglia — 1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years
Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).
Kelli Gallegos — 1970 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).
Adam Henkel — 1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of Legal and Secretary, Invesco Capital Management LLC (2020-Present); Chief Compliance Officer of Invesco Capital Management LLC (2017-2018); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017-2018); formerly, Senior Counsel, Invesco, Ltd. (2013-2020).
Peter Hubbard — 1981 Invesco Capital Management LLC 3500 Lacey Road	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years
Suite 700 Downers Grove, IL 60515			Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005)
Sheri Morris — 1964 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
Rudolf E. Reitmann — 1971 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).
Melanie Zimdars — 1976 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years
Officer, U.S. Bancorp Fund Services, LLC (2001-2005).
*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.
For each Trustee, the dollar range of equity securities that the Trustee beneficially owned in the Trust and in all registered investment companies overseen by the Trustee as of December 31, 2019 is shown below.
Dollar Range of Equity Securities
Name of Trustee	Invesco Aerospace & Defense ETF	Invesco BuyBack AchieversTM ETF	Invesco Cleantech ETF	Invesco Dividend AchieversTM ETF
Independent Trustees
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Edmund P. Giambastiani, Jr.	None	None	None	None
Victoria J. Herget	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	None	None
Joanne Pace	None	None	None	None
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	None	None	None
Interested Trustee
Kevin M. Carome	None	None	None	None

Name of Trustee	Invesco Dow Jones Industrial Average Dividend ETF	Invesco DWA Basic Materials Momentum ETF	Invesco DWA Consumer Cyclical Momentum ETF	Invesco DWA Consumer Staples Momentum ETF	Invesco DWA Energy Momentum ETF
Independent Trustees
Ronn R. Bagge	None	None	None	None	None
Todd J. Barre	None	None	None	None	None
Edmund P. Giambastiani, Jr.	None	None	None	None	None
Victoria J. Herget	None	None	None	None	None
Marc M. Kole	None	None	None	None	None
Yung Bong Lim	None	None	None	None	None
Joanne Pace	None	None	None	None	None
Gary R. Wicker	None	None	None	None	None
Donald H. Wilson	None	None	None	None	None
Interested Trustee
Kevin M. Carome	None	None	None	None	None

Name of Trustee	Invesco DWA Financial Momentum ETF	Invesco DWA Healthcare Momentum ETF	Invesco DWA Industrials ETF	Invesco DWA Momentum ETF
Independent Trustees
Ronn R. Bagge	None	None	None	Over $100,000
Todd J. Barre	None	None	None	None
Edmund P. Giambastiani, Jr.	None	None	None	None
Victoria J. Herget	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	None	None

Name of Trustee	Invesco DWA Financial Momentum ETF	Invesco DWA Healthcare Momentum ETF	Invesco DWA Industrials ETF	Invesco DWA Momentum ETF
Joanne Pace	None	None	None	None
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	None	None	None
Interested Trustee
Kevin M. Carome	None	None	None	None

Name of Trustee	Invesco DWA Technology Momentum ETF	Invesco DWA Utilities Momentum ETF	Invesco Dynamic Biotechnology & Genome ETF	Invesco Dynamic Building & Construction ETF	Invesco Dynamic Energy Exploration & Production ETF
Independent Trustees
Ronn R. Bagge	None	None	None	None	None
Todd J. Barre	None	None	None	None	None
Edmund P. Giambastiani, Jr.	None	None	None	None	None
Victoria J. Herget	None	None	None	None	None
Marc M. Kole	None	None	None	None	None
Yung Bong Lim	None	None	None	None	$10,001-$50,000
Joanne Pace	None	None	None	None	None
Gary R. Wicker	None	None	None	None	$10,001-$50,000
Donald H. Wilson	None	None	None	None	None
Interested Trustee
Kevin M. Carome	None	None	None	None	None

Name of Trustee	Invesco Dynamic Food & Beverage ETF	Invesco Dynamic Large Cap Growth ETF	Invesco Dynamic Large Cap Value ETF	Invesco Dynamic Leisure and Entertainment ETF	Invesco Dynamic Market ETF
Independent Trustees
Ronn R. Bagge	None	None	None	None	None
Todd J. Barre	None	None	None	None	None
Edmund P. Giambastiani, Jr.	None	None	None	None	None
Victoria J. Herget	None	None	None	None	None
Marc M. Kole	None	$50,001-$100,000	Over $100,000	None	None
Yung Bong Lim	None	None	None	None	None
Joanne Pace	None	None	None	None	None
Gary R. Wicker	None	None	$50,001-$100,000	None	None
Donald H. Wilson	None	Over $100,000	Over $100,000	None	$10,001-$50,000
Interested Trustee
Kevin M. Carome	None	None	None	None	None

Name of Trustee	Invesco Dynamic Media ETF	Invesco Dynamic Networking ETF	Invesco Dynamic Oil & Gas Services ETF	Invesco Dynamic Pharmaceuticals ETF
Independent Trustees
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Edmund P. Giambastiani, Jr.	None	None	None	None
Victoria J. Herget	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	None	None

Name of Trustee	Invesco Dynamic Media ETF	Invesco Dynamic Networking ETF	Invesco Dynamic Oil & Gas Services ETF	Invesco Dynamic Pharmaceuticals ETF
Joanne Pace	None	None	None	None
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	None	None	None
Interested Trustee
Kevin M. Carome	None	None	None	None

Name of Trustee	Invesco Dynamic Semiconductors ETF	Invesco Dynamic Software ETF	Invesco Financial Preferred ETF	Invesco FTSE RAFI US 1000 ETF	Invesco FTSE RAFI US 1500 Small-Mid ETF
Independent Trustees
Ronn R. Bagge	None	None	None	$10,001-$50,000	None
Todd J. Barre	None	None	None	Over $100,000	$50,001-$100,000
Edmund P. Giambastiani, Jr.	None	None	None	None	None
Victoria J. Herget	None	None	None	None	None
Marc M. Kole	None	None	None	None	None
Yung Bong Lim	None	None	None	None	None
Joanne Pace	None	None	None	None	None
Gary R. Wicker	None	None	None	None	$50,001-$100,000
Donald H. Wilson	None	None	None	None	None
Interested Trustee
Kevin M. Carome	None	None	None	None	None

Name of Trustee	Invesco Global Listed Private Equity ETF	Invesco Golden Dragon China ETF	Invesco High Yield Equity Dividend AchieversTM ETF	Invesco International Dividend AchieversTM ETF
Independent Trustees
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Edmund P. Giambastiani, Jr.	None	None	None	None
Victoria J. Herget	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	None	None
Joanne Pace	None	None	None	None
Gary R. Wicker	None	None	None	$50,001-$100,000
Donald H. Wilson	None	None	$10,001-$50,000	None
Interested Trustee
Kevin M. Carome	None	None	None	None

Name of Trustee	Invesco NASDAQ Internet ETF	Invesco Raymond James SB-1 Equity ETF	Invesco S&P 100 Equal Weight ETF	Invesco S&P 500 BuyWrite ETF	Invesco S&P 500® Equal Weight ETF
Independent Trustees
Ronn R. Bagge	None	None	None	None	Over $100,000
Todd J. Barre	None	None	None	None	Over $100,000
Edmund P. Giambastiani, Jr.	None	None	None	None	None
Victoria J. Herget	None	None	None	None	None
Marc M. Kole	None	None	None	None	None
Yung Bong Lim	None	None	None	None	None
Joanne Pace	None	None	None	None	None

Name of Trustee	Invesco NASDAQ Internet ETF	Invesco Raymond James SB-1 Equity ETF	Invesco S&P 100 Equal Weight ETF	Invesco S&P 500 BuyWrite ETF	Invesco S&P 500® Equal Weight ETF
Gary R. Wicker	None	None	None	None	$10,001-$50,000
Donald H. Wilson	None	None	None	None	None
Interested Trustee
Kevin M. Carome	None	None	None	None	None

Name of Trustee	Invesco S&P 500® Equal Weight Communication Services ETF	Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Invesco S&P 500® Equal Weight Consumer Staples ETF	Invesco S&P 500® Equal Weight Energy ETF	Invesco S&P 500® Equal Weight Financials ETF
Independent Trustees
Ronn R. Bagge	None	None	None	None	None
Todd J. Barre	None	None	None	None	None
Edmund P. Giambastiani, Jr.	None	None	None	None	None
Victoria J. Herget	None	None	None	None	None
Marc M. Kole	None	None	None	None	None
Yung Bong Lim	None	None	None	None	None
Joanne Pace	None	None	None	None	None
Gary R. Wicker	None	None	None	None	None
Donald H. Wilson	None	None	None	None	None
Interested Trustee
Kevin M. Carome	None	None	None	None	None

Name of Trustee	Invesco S&P 500® Equal Weight Health Care ETF	Invesco S&P 500® Equal Weight Industrials ETF	Invesco S&P 500® Equal Weight Materials ETF	Invesco S&P 500® Equal Weight Real Estate ETF	Invesco S&P 500® Equal Weight Technology ETF
Independent Trustees
Ronn R. Bagge	None	None	None	None	None
Todd J. Barre	None	None	None	None	None
Edmund P. Giambastiani, Jr.	None	None	None	None	None
Victoria J. Herget	None	None	None	None	None
Marc M. Kole	None	None	None	None	None
Yung Bong Lim	None	None	None	None	None
Joanne Pace	None	None	None	None	None
Gary R. Wicker	None	None	None	None	None
Donald H. Wilson	None	None	None	None	None
Interested Trustee
Kevin M. Carome	None	None	None	None	None

Name of Trustee	Invesco S&P 500® Equal Weight Utilities ETF	Invesco S&P 500 GARP ETF	Invesco S&P 500® Pure Growth ETF	Invesco S&P 500® Pure Value ETF	Invesco S&P 500® Quality ETF
Independent Trustees
Ronn R. Bagge	None	None	None	None	None
Todd J. Barre	None	None	None	None	None
Edmund P. Giambastiani, Jr.	None	None	None	None	None
Victoria J. Herget	None	None	None	None	None
Marc M. Kole	None	None	None	None	None
Yung Bong Lim	None	None	None	None	None
Joanne Pace	None	None	None	None	None

Name of Trustee	Invesco S&P 500® Equal Weight Utilities ETF	Invesco S&P 500 GARP ETF	Invesco S&P 500® Pure Growth ETF	Invesco S&P 500® Pure Value ETF	Invesco S&P 500® Quality ETF
Gary R. Wicker	None	None	None	None	Over $100,000
Donald H. Wilson	None	None	None	None	None
Interested Trustee
Kevin M. Carome	None	None	None	None	None

Name of Trustee	Invesco S&P 500® Top 50 ETF	Invesco S&P 500 Value with Momentum ETF	Invesco S&P MidCap 400® Equal Weight ETF	Invesco S&P MidCap 400® Pure Growth ETF	Invesco S&P MidCap 400® Pure Value ETF
Independent Trustees
Ronn R. Bagge	None	None	None	None	None
Todd J. Barre	None	None	None	None	None
Edmund P. Giambastiani, Jr.	None	None	None	None	None
Victoria J. Herget	None	None	None	None	None
Marc M. Kole	None	None	None	None	None
Yung Bong Lim	None	None	None	None	None
Joanne Pace	None	None	None	None	None
Gary R. Wicker	None	None	None	None	None
Donald H. Wilson	None	None	Over $100,000	None	None
Interested Trustee
Kevin M. Carome	None	None	None	None	None

Name of Trustee	Invesco S&P MidCap Momentum ETF	Invesco S&P MidCap Quality ETF	Invesco S&P MidCap Value with Momentum ETF	Invesco S&P SmallCap 600® Equal Weight ETF	Invesco S&P SmallCap 600® Pure Growth ETF
Independent Trustees
Ronn R. Bagge	None	None	None	None	None
Todd J. Barre	None	None	None	None	None
Edmund P. Giambastiani, Jr.	None	None	None	None	None
Victoria J. Herget	None	None	None	None	None
Marc M. Kole	Over $100,000	None	None	None	None
Yung Bong Lim	None	None	None	None	None
Joanne Pace	None	None	None	None	None
Gary R. Wicker	None	None	None	None	None
Donald H. Wilson	None	Over $100,000	None	None	None
Interested Trustee
Kevin M. Carome	None	None	None	None	None

Name of Trustee	Invesco S&P SmallCap 600® Pure Value ETF	Invesco S&P SmallCap Momentum ETF	Invesco S&P SmallCap Value with Momentum ETF	Invesco S&P Spin-Off ETF	Invesco Water Resources ETF
Independent Trustees
Ronn R. Bagge	None	None	None	None	None
Todd J. Barre	None	None	None	None	None
Edmund P. Giambastiani, Jr.	None	None	None	None	None
Victoria J. Herget	None	None	None	None	None
Marc M. Kole	None	None	None	None	None
Yung Bong Lim	None	None	None	None	None
Joanne Pace	None	None	None	None	None

Name of Trustee	Invesco S&P SmallCap 600® Pure Value ETF	Invesco S&P SmallCap Momentum ETF	Invesco S&P SmallCap Value with Momentum ETF	Invesco S&P Spin-Off ETF	Invesco Water Resources ETF
Gary R. Wicker	None	None	None	None	None
Donald H. Wilson	None	None	$50,001-$100,000	None	$10,001-$50,000
Interested Trustee
Kevin M. Carome	None	None	None	None	None

Name of Trustee	Invesco WilderHill Clean Energy ETF	Invesco Zacks Mid-Cap ETF	Invesco Zacks Multi-Asset Income ETF	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Ronn R. Bagge	None	None	None	Over $100,000
Todd J. Barre	None	None	None	Over $100,000
Edmund P. Giambastiani, Jr.	None	None	None	None
Victoria J. Herget	None	None	None	None
Marc M. Kole	None	None	None	Over $100,000
Yung Bong Lim	None	None	None	Over $100,000
Joanne Pace	None	None	None	Over $100,000
Gary R. Wicker	None	None	None	Over $100,000
Donald H. Wilson	None	None	None	Over $100,000
Interested Trustee
Kevin M. Carome	None	None	None	Over $100,000
The dollar range of Shares for Mr. Lim includes Shares of certain Funds in which Mr. Lim is deemed to be invested pursuant to the Trust’s deferred compensation plan (“DC Plan”), which is described below.
As of December 31, 2019, as to each Independent Trustee and their immediate family members, no person owned, beneficially or of record, securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.
Board and Committee Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for each Fund under the investment advisory agreement, as amended and restated, between the Adviser and the Trust, on behalf of each Fund (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year and may meet more often as required. During the Trust’s fiscal year ended April 30, 2020, the Board held six meetings.
The Board has three standing committees, the Audit Committee, the Investment Oversight Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.
Mr. Kole (Chair), Ms. Pace, and Messrs. Wicker and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements, and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the fiscal year ended April 30, 2020, the Audit Committee held eight meetings.

Mr. Bagge, Dr. Barre, Admiral Giambastiani, Ms. Herget and Mr. Lim (Chair) currently serve as members of the Investment Oversight Committee. The Investment Oversight Committee has the responsibility, among other things, (i) to review fund investment performance, including tracking error and correlation to a Fund’s underlying index, (ii) to review any proposed changes to a Fund’s investment policies, comparative benchmark indices or underlying index, and (iii) to review a Fund’s market trading activities and portfolio transactions. During the fiscal year ended April 30, 2020, the Investment Oversight Committee held four meetings.
Mr. Bagge (Chair), Dr. Barre, Admiral Giambastiani, Ms. Herget, Messrs. Kole and Lim, Ms. Pace, and Messrs. Wicker and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.” During the fiscal year ended April 30, 2020, the Nominating and Governance Committee held four meetings.
Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. Mr. Bagge, as Chair of the Nominating and Governance Committee, serves as Vice Chair of the Board (“Vice Chair”). In the absence of the Independent Chair, the Vice Chair is responsible for all of the Independent Chair’s duties and may exercise any of the Independent Chair’s powers. The Chairs of each Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of funds in the Fund Family overseen by the Trustees, the size of the Board and the nature of the Funds’ business, as the Interested Trustee and officers of the Trust provide the Board with insight as to the daily management of the Funds while the Independent Chair promotes independent oversight of the Funds by the Board.
Risk Oversight. Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Funds’ investment objective, policies and restrictions, and reviews any areas of non-compliance with the Funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.
Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, the following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.
Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003 and as Vice Chair with the Fund Family since 2018. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Mr. Bagge serves as a Trustee and a member of the Investment Oversight Committee of Mission Aviation Fellowship. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.
Dr. Barre has served as a trustee with the Fund Family since 2010. He served as Assistant Professor of Business at Trinity Christian College from 2010 to 2016. Additionally, he earned his Doctor of Business Administration degree from Anderson University in 2019 with final dissertation researched focused on exchange-traded funds. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Dr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Dr. Barre has gained over the course of his career and through his financial industry experience.
Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2007, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome’s senior executive position with Invesco Ltd.
Admiral Giambastiani has served as a trustee with the Fund Family since 2019. He founded Giambastiani Group LLC in 2007 and has since served as its President. He has served as Director of The Boeing Company since 2009, as Director of THL Credit, Inc. since 2016, as Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program since 2010, as an Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory since 2010, as Trustee of MITRE Corporation since September 2008 and as a Defense Advisory Board Member of Lawrence Livermore National Laboratory 2013. Previously, he served as Trustee of certain funds in the Oppenheimer Funds complex (2013-2019), an Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016), Director of Mercury Defense Systems Inc. (2011-2013), Independent Director of QinetiQ Group Plc (2008-2011), Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011) of Monster Worldwide, Inc., and Chairman of Alenia North America, Inc. (2008-2009) and Director of SRA International, Inc. (2008-2011). Admiral Giambastiani also served in the United States Navy as a career nuclear submarine officer (1970-2007), as Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), as the first NATO Supreme Allied Commander Transformation (2003-2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Directors of National Intelligence and Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. The Board considered the executive and operations experience that Admiral Giambastiani has gained over the course of his career and through his financial industry experience.
Ms. Herget has served as a trustee with the Fund Family since 2019. She has served as Trustee of Mather LifeWays since 2001, as Chair (2010-2017) and Trustee of Newberry Library since 2000, and as

Trustee of Chikaming Open Lands since 2014. Previously, she served as Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company, as Trustee of certain funds in the Oppenheimer Funds complex (2012-2019) and as Independent Director of the First American Funds (2003-2011). Ms. Herget served as Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms), as Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College and as Trustee of BoardSource (2006-2009) and Chicago City Day School (1994-2005). The Board considered the executive, financial and investment experience that Ms. Herget has gained over the course of her career and through her financial industry experience.
Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee with the Fund Family since 2008. He has been the Senior Director of Finance of By The Hand Club for Kids since 2015. Previously, he was the Chief Financial Officer of Hope Network from 2008 to 2012 and he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Regional Chief Financial Officer of United Healthcare from 2004 to 2005, Chief Accounting Officer and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004 and Audit Partner at Arthur Andersen LLP from 1996 to 2000. Mr. Kole has served as Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015) of Thornapple Evangelical Covenant Church and previously served as Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017) of NorthPointe Christian Schools. The Board has determined that Mr. Kole qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.
Mr. Lim has served as a trustee with the Fund Family since 2013 and Chairman of the Investment Oversight Committee with the Fund Family since 2014. He has been a Managing Partner of RDG Funds LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel LLC (1999-2007). Prior to his employment with Citadel LLC, he was a Managing Director with Salomon Brothers Inc. Mr. Lim has served as an Advisory Board Member of Performance Trust Capital Partners, LLC (2008-Present) and as a Board Director of Beacon Power Services, Corp. (2019-Present). The Board considered the executive, financial, operations and investment experience that Mr. Lim has gained over the course of his career and through his financial industry experience.
Ms. Pace has served as a trustee with the Fund Family since 2019. She has served as Board Director of Horizon Blue Cross Blue Shield of New Jersey since 2012, as an Advisory Board Director of The Alberleen Group LLC since 2012, as Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC), as a Board Member of 100 Women in Finance since January 2015 and as a Council Member of NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health since 2012. Previously, she has served as Trustee of certain funds in the Oppenheimer Funds complex (2012-2019), as Senior Advisor of SECOR Asset Management, LP (2010-2011), as Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010) and as Partner and Chief Operating Officer of FrontPoint Partners, LLC (2005-2006). Ms. Pace also held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), and Global Head of Operations and Product Control (2003-2004). She also held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); and Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). She also served as Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012), as Board Director of Managed Funds Association (2008-2010) and as Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). The Board has determined that Ms. Pace qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial, operations and investment experience that Ms. Pace has gained over the course of her career and through her financial industry experience.

Mr. Wicker has served as a trustee with the Fund Family since 2013. He has served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries since 2013. Previously, he was the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Prior to his employment with Zondervan Publishing, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business Advisory Services Group of Price Waterhouse (1994-1996). Mr. Wicker has served as a Board Member and Treasurer of Our Daily Bread Ministries Canada (2015-Present) and as a Board and Finance Committee Member of West Michigan Youth For Christ (2010-Present). The Board has determined that Mr. Wicker qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.
Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair with the Fund Family since 2012. He also served as lead Independent Trustee in 2011. He has served as the Chairman, President and Chief Executive Officer of McHenry Bancorp Inc. and McHenry Savings Bank since 2018. Previously, he was Chairman and Chief Executive Officer of Stone Pillar Advisors, Ltd. (2010-2017). He was also President and Chief Executive Officer of Stone Pillar Investments, Ltd. (2016-2018). Mr. Wilson was also the Chairman, President and Chief Executive Officer of Community Financial Shares, Inc. and its subsidiary, Community Bank—Wheaton/Glen Ellyn (2013-2015). He also was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. Mr. Wilson has served as a Director of Penfield Children’s Center (2004-Present) and as Board Chairman of Gracebridge Alliance, Inc. (2015-Present). The Board has determined that Mr. Wilson qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.
This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during at least the past five years are shown in the above tables.
For his or her services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of $320,000 (the “Retainer”). The Retainer for the Independent Trustees is allocated half pro rata among all the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. The Independent Chair receives an additional $120,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $35,000 per year and the chairs of the Investment Oversight Committee and the Nominating and Governance Committee each receive an additional fee of $20,000 per year, each allocated in the same manner as the Retainer. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.
The DC Plan allows each Independent Trustee to defer payment of all, or a portion, of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return of one or more registered investment companies within the Fund Family that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of a fund. The Independent Trustees are not eligible for any pension or profit sharing plan in their capacity as Trustees.

The following sets forth the fees paid to each Trustee for the fiscal year ended April 30, 2020.
Name of Trustee	Aggregate Compensation From Funds	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex(1)
Independent Trustees
Ronn R. Bagge	$125,991	N/A	$340,000
Todd J. Barre	$118,579	N/A	$320,000
Edmund P. Giambastiani, Jr.(2)	$ 98,383	N/A	$266,667
Victoria J. Herget(2)	$ 98,383	N/A	$266,667
Marc M. Kole	$131,548	N/A	$355,000
Yung Bong Lim	$125,991	N/A	$340,000
Joanne Pace(2)	$ 98,383	N/A	$266,667
Gary R. Wicker	$118,579	N/A	$320,000
Donald H. Wilson	$163,046	N/A	$440,000
Interested Trustee
Kevin M. Carome	N/A	N/A	N/A
(1)	The amounts shown in this column represent the aggregate compensation paid by all of the funds of the trusts in the Fund Family for the fiscal year ended April 30, 2020, before deferral by the Trustees under the DC Plan. During the fiscal year ended April 30, 2020, Mr. Lim deferred 100% of his compensation, which amounts are reflected in the above table.
(2)	Admiral Giambastiani, Ms. Herget and Ms. Pace were elected as Trustees of the Trust effective August 19, 2019, and their compensation amounts shown in the above table are for the period ended April 30, 2020.
Portfolio Holdings. As of July 31, 2020, the Trustees and Officers, as a group, owned less than 1% of each Fund’s outstanding Shares.
Principal Holders and Control Persons. The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding equity securities as of July 31, 2020.
INVESCO AEROSPACE & DEFENSE ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.59%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.03%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.35%
Edward D. Jones & Co. 12555 Manchester Road St. Louis, MO 63131	8.25%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.73%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.33%
Morgan Stanley 1585 Broadway New York, NY 10036	6.10%

INVESCO AEROSPACE & DEFENSE ETF (continued)
Name & Address	% Owned
LPL Financial 75 State Street Boston, MA 02109	6.06%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	5.41%
INVESCO BUYBACK ACHIEVERSTM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.30%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.27%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	11.30%
LPL Financial 75 State Street Boston, MA 02109	5.96%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.80%
Morgan Stanley 1585 Broadway New York, NY 10036	5.79%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	5.00%
INVESCO CLEANTEACHTM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.66%
Bank of America 100 N. Tryon Street Charlotte, NC 28255	14.67%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.72%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.42%
INVESCO DIVIDEND ACHIEVERSTM ETF
Name & Address	% Owned
LPL Financial 75 State Street Boston, MA 02109	17.19%

INVESCO DIVIDEND ACHIEVERSTM ETF (continued)
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.93%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.71%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	8.12%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.06%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.43%
Morgan Stanley 1585 Broadway New York, NY 10036	6.51%
Raymond James 880 Carillon Parkway St. Petersburg, FL 33716	5.52%
INVESCO DOW JONES INDUSTRIAL AVERAGE DIVIDEND ETF
Name & Address	% Owned
LPL Financial 75 State Street Boston, MA 02109	28.20%
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.25%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.94%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.70%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.73%
E*Trade Financial Corporation 671 North Glebe Road, Ballston Tower Arlington, VA 22203	5.74%
INVESCO DWA BASIC MATERIALS MOMENTUM ETF
Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	17.14%
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.14%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.80%

INVESCO DWA BASIC MATERIALS MOMENTUM ETF (continued)
Name & Address	% Owned
LPL Financial 75 State Street Boston, MA 02109	8.22%
Bank of America 100 N. Tryon Street Charlotte, NC 28255	6.29%
RBC Capital Markets LLC Royal Bank Plaza, 200 Bay Street Toronto, ON M5J 2W7	5.59%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.14%
INVESCO DWA CONSUMER CYCLICALS MOMENTUM ETF
Name & Address	% Owned
Folio Investments 8180 Greensboro Drive 8th Floor McLean, VA 22102	16.34%
LPL Financial 75 State Street Boston, MA 02109	10.88%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	10.12%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	8.39%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.83%
The Bank of New York Mellon One Wall Street New York, NY 10286	7.41%
Morgan Stanley 1585 Broadway New York, NY 10036	7.08%
Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103	5.92%
INVESCO DWA CONSUMER STAPLES MOMENTUM ETF
Name & Address	% Owned

Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	12.93%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.04%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.28%

INVESCO DWA CONSUMER STAPLES MOMENTUM ETF (continued)
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.17%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.15%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.17%
Morgan Stanley 1585 Broadway New York, NY 10036	5.88%
INVESCO DWA ENERGY MOMENTUM ETF
Name & Address	% Owned
Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	13.71%
Folio Investments 8180 Greensboro Dr. 8th Floor McLean, VA 222102	11.97%
LPL Financial 75 State Street Boston, MA 02109	11.15%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.37%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.18%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	7.76%
Janney Montgomery Scott 1717 Arch Street Philadelphia, PA 19103	6.16%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.85%
INVESCO DWA FINANCIAL MOMENTUM ETF
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.85%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	13.66%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.94%
Morgan Stanley 1585 Broadway New York, NY 10036	7.56%

INVESCO DWA FINANCIAL MOMENTUM ETF (continued)
Name & Address	% Owned
Edward D. Jones & Co. 12555 Manchester Road St. Louis, MO 63131	5.99%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.81%
LPL Financial 75 State Street Boston, MA 02109	5.68%
RBC Capital Markets LLC Royal Bank Plaza, 200 Bay Street Toronto, ON M5J 2W7	5.65%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.44%
Bank of America 100 North Tryon Street Charlotte, NC 28255	5.24%
INVESCO DWA HEALTHCARE MOMENTUM ETF
Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	16.72%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.83%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.20%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	8.02%
LPL Financial 75 State Street Boston, MA 02109	6.93%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.57%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	6.09%
Morgan Stanley 1585 Broadway New York, NY 10036	5.59%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.05%
INVESCO DWA INDUSTRIALS MOMENTUM ETF
Name & Address	% Owned
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	16.81%

INVESCO DWA INDUSTRIALS MOMENTUM ETF (continued)
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.78%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	12.78%
Morgan Stanley 1585 Broadway New York, NY 10036	10.51%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.64%
Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	5.24%
Bank of America 100 North Tryon Street Charlotte, NC 28255	5.07%
INVESCO DWA MOMENTUM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.08%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	12.72%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.13%
Morgan Stanley 1585 Broadway New York, NY 10036	11.17%
Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	10.24%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.21%
INVESCO DWA TECHNOLOGY MOMENTUM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.11%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.56%
Morgan Stanley 1585 Broadway New York, NY 10036	8.26%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	7.52%

INVESCO DWA TECHNOLOGY MOMENTUM ETF (continued)
Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.04%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.50%
LPL Financial 75 State Street Boston, MA 02109	5.88%
UBS Financial 1285 Avenue of the Americas New York, NY 10019	5.39%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	5.35%

INVESCO DWA UTILITIES MOMENTUM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.22%
UBS Financial 1285 Avenue of the Americas New York, NY 10019	11.04%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.39%
LPL Financial 75 State Street Boston, MA 02109	9.85%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.25%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.61%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	6.02%
Morgan Stanley 1585 Broadway New York, NY 10036	5.84%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.08%
INVESCO DYNAMIC BIOTECHNOLOGY & GENOME ETF
Name & Address	% Owned
Morgan Stanley 1585 Broadway New York, NY 10036	12.82%

INVESCO DYNAMIC BIOTECHNOLOGY & GENOME ETF (continued)
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.40%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.19%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	9.04%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.62%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.69%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.18%
INVESCO DYNAMIC BUILDING & CONSTRUCTION ETF
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	15.47%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.03%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	9.08%
Morgan Stanley 1585 Broadway New York, NY 10036	7.85%
LPL Financial 75 State Street Boston, MA 02109	6.22%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	6.22%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.70%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	5.40%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.26%
INVESCO DYNAMIC ENERGY EXPLORATION & PRODUCTION ETF
Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	20.90%

INVESCO DYNAMIC ENERGY EXPLORATION & PRODUCTION ETF (continued)
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.26%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.20%
Morgan Stanley 1585 Broadway New York, NY 10036	8.58%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	7.63%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.75%
INVESCO DYNAMIC FOOD & BEVERAGE ETF
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	24.94%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.31%
Morgan Stanley 1585 Broadway New York, NY 10036	8.15%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.37%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.45%
INVESCO DYNAMIC LARGE CAP GROWTH ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.80%
LPL Financial 75 State Street Boston, MA 02109	13.50%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.30%
Morgan Stanley 1585 Broadway New York, NY 10036	12.26%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.02%
Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	6.49%

INVESCO DYNAMIC LARGE CAP GROWTH ETF (continued)
Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.95%
INVESCO DYNAMIC LARGE CAP VALUE ETF
Name & Address	% Owned
Morgan Stanley 1585 Broadway New York, NY 10036	26.08%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.06%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.60%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.96%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.66%
LPL Financial 75 State Street Boston, MA 02109	5.80%
INVESCO DYNAMIC LEISURE AND ENTERTAINMENT ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.29%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.66%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.31%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.18%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.80%
LPL Financial 75 State Street Boston, MA 02109	7.27%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	5.36%
Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	5.34%

INVESCO DYNAMIC MARKET ETF
Name & Address	% Owned
Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	16.53%
Morgan Stanley 1585 Broadway New York, NY 10036	12.53%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.07%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.89%
Goldman, Sachs & Co. 200 West Street New York, NY 10282	7.61%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	6.94%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.64%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.25%
INVESCO DYNAMIC MEDIA ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.71%
UBS Financial 1285 Avenue of the Americas New York, NY 10019	12.39%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.85%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	10.90%
Morgan Stanley 1585 Broadway New York, NY 10036	5.42%
Reliance Trust Company 1100 Abernathy Road NE Atlanta, GA 30328	5.40%
INVESCO DYNAMIC NETWORKING ETF
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	17.68%

INVESCO DYNAMIC NETWORKING ETF (continued)
Name & Address	% Owned
Bank of America 100 N. Tryon Street Charlotte, NC 28255	12.52%
Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	11.06%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.94%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.31%
UBS Financial 1285 Avenue of the Americas New York, NY 10019	6.52%
INVESCO DYNAMIC OIL & GAS SERVICES ETF
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	15.41%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.74%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	11.28%
Bank of America 100 N. Tryon Street Charlotte, NC 28255	9.81%
BNP Paribas 787 7th Avenue New York, NY 10019	5.46%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.00%
INVESCO DYNAMIC PHARMACEUTICALS ETF
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	15.13%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.43%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	12.18%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.61%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.46%

INVESCO DYNAMIC SEMICONDUCTORS ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	18.63%
National Financial Services LLC 200 Liberty Street New York, NY 10281	17.18%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	11.13%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.16%
LPL Financial 75 State Street Boston, MA 02109	6.22%
INVESCO DYNAMIC SOFTWARE ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.68%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.85%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	9.06%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.25%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.33%
LPL Financial 75 State Street Boston, MA 02109	5.90%
Morgan Stanley 1585 Broadway New York, NY 10036	5.10%
INVESCO FINANCIAL PREFERRED ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.86%
National Financial Services LLC 200 Liberty Street New York, NY 10281	15.58%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	10.03%

INVESCO FINANCIAL PREFERRED ETF (continued)
Name & Address	% Owned
Morgan Stanley 1585 Broadway New York, NY 10036	9.30%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.54%
Wells Fargo 420 Montgomery Street Street San Francisco, CA 94104	7.20%
INVESCO FTSE RAFI US 1000 ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	27.39%
National Financial Services LLC 200 Liberty Street New York, NY 10281	17.64%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.84%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.19%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.81%
INVESCO FTSE RAFI US 1500 SMALL-MID ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	41.79%
The Bank of New York Mellon One Wall Street New York, NY 10286	9.62%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.49%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.27%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.42%
INVESCO GLOBAL LISTED PRIVATE EQUITY ETF
Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	18.84%

INVESCO GLOBAL LISTED PRIVATE EQUITY ETF (continued)
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.32%
Morgan Stanley 1585 Broadway New York, NY 10036	9.11%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.43%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	7.69%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.28%
INVESCO GOLDEN DRAGON CHINA ETF
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.39%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.96%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.41%
Morgan Stanley 1585 Broadway New York, NY 10036	8.18%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.97%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	5.59%
INVESCO HIGH YIELD EQUITY DIVIDEND ACHIEVERSTM ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	18.14%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.21%
Bank of America 100 North Tryon Street Charlotte, NC 28255	9.76%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.97%
Morgan Stanley 1585 Broadway New York, NY 10036	7.18%

INVESCO HIGH YIELD EQUITY DIVIDEND ACHIEVERSTM ETF (continued)
Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.02%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.02%
INVESCO INTERNATIONAL DIVIDEND ACHIEVERSTM ETF
Name & Address	% Owned
Edward D. Jones & Co. 12555 Manchester Road St. Louis, MO 63131	34.69%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.64%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.93%
Morgan Stanley 1585 Broadway New York, NY 10036	7.11%
INVESCO NASDAQ INTERNET ETF
Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	15.65%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.87%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.08%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.22%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.52%
INVESCO RAYMOND JAMES SB-1 EQUITY ETF
Name & Address	% Owned
Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	75.58%
INVESCO S&P 100 EQUAL WEIGHT ETF
Name & Address	% Owned
Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	16.79%

INVESCO S&P 100 EQUAL WEIGHT ETF (continued)
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.95%
LPL Financial 75 State Street Boston, MA 02109	12.69%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.60%
Bank of America 100 N. Tryon Street Charlotte, NC 28255	7.42%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.07%
INVESCO S&P 500 BUYWRITE ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	22.44%
National Financial Services LLC 200 Liberty Street New York, NY 10281	15.50%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.65%
Morgan Stanley 1585 Broadway New York, NY 10036	8.39%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.37%
INVESCO S&P 500® EQUAL WEIGHT ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	18.15%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.66%
Morgan Stanley 1585 Broadway New York, NY 10036	8.20%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.25%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.86%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.83%

INVESCO S&P 500® EQUAL WEIGHT ETF (continued)
Name & Address	% Owned
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	5.67%
UBS Financial 1285 Avenue of the Americas New York, NY 10019	5.22%
INVESCO S&P 500® EQUAL WEIGHT COMMUNICATION SERVICES ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	26.55%
LPL Financial 75 State Street Boston, MA 02109	18.84%
Raymond James & Associates Inc. 880 Carillon Parkway St. Petersburg, FL 33716	16.67%
Bank of America 100 N. Tryon Street Charlotte, NC 28255	9.09%
Folio Investments 8180 Greensboro Drive 8th Floor McLean, VA 22102	8.09%
UBS Financial 1285 Avenue of the Americas New York, NY 10019	5.25%
INVESCO S&P 500® EQUAL WEIGHT CONSUMER DISCRETIONARY ETF
Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	47.17%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.59%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.29%
INVESCO S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	25.72%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	12.83%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.55%

INVESCO S&P 500® EQUAL WEIGHT CONSUMER STAPLES ETF (continued)
Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.78%
LPL Financial 75 State Street Boston, MA 02109	6.12%
Citibank 399 Park Avenue New York, NY 10043	6.08%
INVESCO S&P 500® EQUAL WEIGHT ENERGY ETF
Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	39.80%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.55%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.70%
Bank of America 100 N. Tryon Street Charlotte, NC 28255	6.89%
 INVESCO S&P 500® EQUAL WEIGHT FINANCIALS ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	41.52%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.55%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.55%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.26%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.16%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	5.04%
INVESCO S&P 500® EQUAL WEIGHT HEALTH CARE ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	41.72%

INVESCO S&P 500® EQUAL WEIGHT HEALTH CARE ETF (continued)
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.68%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.36%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.41%
INVESCO S&P 500® EQUAL WEIGHT INDUSTRIALS ETF
Name & Address	% Owned
Citibank 399 Park Avenue New York, NY 10043	31.12%
TD Ameritrade Clearing, Inc 4211 South 102nd Street Omaha, NE 68127	17.36%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.62%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	12.16%
INVESCO S&P 500® EQUAL WEIGHT MATERIALS ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	27.65%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	22.12%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	13.44%
LPL Financial 75 State Street Boston, MA 02109	9.25%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.85%
INVESCO S&P 500® EQUAL WEIGHT REAL ESTATE ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	45.43%
Bank of America 100 N. Tryon Street Charlotte, NC 28255	8.52%

INVESCO S&P 500® EQUAL WEIGHT REAL ESTATE ETF (continued)
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.14%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	6.44%
INVESCO S&P 500® EQUAL WEIGHT TECHNOLOGY ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	34.36%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.48%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.06%
Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	6.55%
TD Ameritrade Clearing, Inc. 4211 S. 102nd Street Omaha, NE 68127	5.04%
INVESCO S&P 500® EQUAL WEIGHT UTILITIES ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	24.59%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	16.13%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.85%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.12%
Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	5.68%
INVESCO S&P 500 GARP ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	19.33%
National Financial Services LLC 200 Liberty Street New York, NY 10281	18.67%

INVESCO S&P 500 GARP ETF (continued)
Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	10.05%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.51%
INVESCO S&P 500® PURE GROWTH ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	28.54%
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	11.65%
The Bank of New York Mellon One Wall Street New York, NY 10286	11.09%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.52%
INVESCO S&P 500® PURE VALUE ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.57%
National Financial Services LLC 200 Liberty Street New York, NY 10281	13.52%
Morgan Stanley 1585 Broadway New York, NY 10036	11.45%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.97%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.31%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.99%
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	5.67%
INVESCO S&P 500® QUALITY ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	18.19%

INVESCO S&P 500® QUALITY ETF (continued)
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	17.52%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	11.02%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.94%
LPL Financial 75 State Street Boston, MA 02109	7.90%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.85%
Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	5.74%
INVESCO S&P 500® TOP 50 ETF
Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	17.48%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.33%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.57%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.35%
UBS Financial 1285 Avenue of the Americas New York, NY 10019	5.50%
 INVESCO S&P 500 VALUE WITH MOMENTUM ETF
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	36.21%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	14.59%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.96%
Bank of America 100 N. Tryon Street Charlotte, NC 28255	7.23%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CO 94105	5.27%

INVESCO S&P MIDCAP 400® EQUAL WEIGHT ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	34.09%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	11.76%
Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	7.04%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.39%
 INVESCO S&P MIDCAP 400® PURE GROWTH ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	21.25%
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.62%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.11%
Manufacturers and Traders Trust Company One M and T Plaza Buffalo, NY 14203	6.77%
Morgan Stanley 1585 Broadway New York, NY 10036	5.67%
INVESCO S&P MIDCAP 400® PURE VALUE ETF
Name & Address	% Owned

National Financial Services LLC 200 Liberty Street New York, NY 10281	16.87%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.73%
Bank of America 100 N. Tryon Street Charlotte, NC 28255	8.42%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.28%
Morgan Stanley 1585 Broadway New York, NY 10036	7.38%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	5.35%

INVESCO S&P MIDCAP MOMENTUM ETF
Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	19.22%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.01%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.53%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	10.42%
Morgan Stanley 1585 Broadway New York, NY 10036	9.83%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	7.62%
LPL Financial 75 State Street Boston, MA 02109	6.30%
INVESCO S&P MIDCAP QUALITY ETF
Name & Address	% Owned
Morgan Stanley 1585 Broadway New York, NY 10036	25.78%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	21.47%
LPL Financial 75 State Street Boston, MA 02109	13.36%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.60%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.14%
Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	5.81%
INVESCO S&P MIDCAP VALUE WITH MOMENTUM ETF
Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	26.83%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.67%

INVESCO S&P MIDCAP VALUE WITH MOMENTUM ETF (continued)
Name & Address	% Owned
Morgan Stanley 1585 Broadway New York, NY 10036	8.59%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.42%
Bank of America 100 N. Tryon Street Charlotte, NC 28255	6.76%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.41%
J.P. Morgan Securities LLC 383 Madison Avenue New York, NY 10179	5.90%
INVESCO S&P SMALLCAP 600® EQUAL WEIGHT ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	23.11%
Bank of America 100 N. Tryon Street Charlotte, NC 28255	10.72%
UBS Financial 1285 Avenue of the Americas New York, NY 10019	9.78%
Goldman, Sachs & Co. 200 West Street New York, NY 10282	8.21%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.33%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.53%
Morgan Stanley 1585 Broadway New York, NY 10036	5.08%
INVESCO S&P SMALLCAP 600® PURE GROWTH ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	26.64%
National Financial Services LLC 200 Liberty Street New York, NY 10281%	13.20%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.27%
Bank of America 100 N. Tryon Street Charlotte, NC 28255	5.73%

INVESCO S&P SMALLCAP 600® PURE GROWTH ETF (continued)
Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.09%
INVESCO S&P SMALLCAP 600® PURE VALUE ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	27.79%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	16.68%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.64%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.20%
Vanguard Marketing Corp. 100 Vanguard Blvd. Malvern, PA 19355	6.46%
INVESCO S&P SMALLCAP MOMENTUM ETF
Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	22.98%
LPL Financial 75 State Street Boston, MA 02109	11.72%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.67%
Morgan Stanley 1585 Broadway New York, NY 10036	10.18%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.15%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	9.73%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.04%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.57%

 INVESCO S&P SMALLCAP VALUE WITH MOMENTUM ETF
Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	19.20%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	14.78%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	13.72%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.02%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.84%
LPL Financial 75 State Street Boston, MA 02109	8.66%
INVESCO S&P SPIN-OFF ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.86%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	11.76%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.58%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.86%
Morgan Stanley 1585 Broadway New York, NY 10036	7.26%
Bank of America 100 N. Tryon Street Charlotte, NC 28255	6.75%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	6.12%
INVESCO WATER RESOURCES ETF
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.08%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.77%

INVESCO WATER RESOURCES ETF (continued)
Name & Address	% Owned
Morgan Stanley 1585 Broadway New York, NY 10036	8.42%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.18%
J.P. Morgan Securities LLC 383 Madison Avenue New York, NY 10179	5.70%
INVESCO WILDERHILL CLEAN ENERGY ETF
Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.14%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.20%
Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	9.01%
Citibank 399 Park Avenue New York, NY 10043	7.99%
Morgan Stanley 1585 Broadway New York, NY 10036	7.48%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.06%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.06%
INVESCO ZACKS MID-CAP ETF
Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	15.40%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.73%
Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	12.01%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.63%
LPL Financial 75 State Street Boston, MA 02109	8.52%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.95%

INVESCO ZACKS MID-CAP ETF (continued)
Name & Address	% Owned
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	6.37%
Morgan Stanley 1585 Broadway New York, NY 10036	5.19%
INVESCO ZACKS MULTI-ASSET INCOME ETF
Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	21.60%
National Financial Services LLC 200 Liberty Street New York, NY 10281	13.76%
Morgan Stanley 1585 Broadway New York, NY 10036	9.72%
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	6.60%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.21%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.95%
Shareholder Communications. Shareholders may send communications to the Trust's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). Shareholders may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications sent to the Trusts’ office that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.
Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.
The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.
Invesco Capital Management LLC, organized February 7, 2003, is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.
Invesco Ltd. is the parent company of Invesco Capital Management LLC, and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Portfolio Managers. The Adviser uses a team of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees a team of the Portfolio Managers responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Tom Boksa, Pratik Doshi, David Hemming, Michael Jeanette, Gary Jones, Jeffrey Kernagis, Richard Ose, Theodore Samulowitz and Tony Seisser.
As of April 30, 2020, Mr. Hubbard managed 199 registered investment companies with approximately $102.1 billion in assets, 79 other pooled investment vehicles with approximately $143.1 billion in assets and 1 other account with approximately $460.2 million in assets.
As of April 30, 2020, Mr. Boksa managed 6 registered investment companies with approximately $7.2 billion in assets, 14 other pooled investment vehicles with approximately $1.4 billion in assets and no other accounts.
As of April 30, 2020, Mr. Doshi managed 40 registered investment companies with approximately $20.4 billion in assets, 45 other pooled investment vehicles with approximately $105.5 billion in assets and 1 other account with approximately $460.2 million in assets.
As of April 30, 2020, Mr. Hemming managed 3 registered investment companies with approximately $2.0 billion in assets, 11 other pooled investment vehicles with approximately $2.9 billion in assets and no other accounts.
As of April 30, 2020, Mr. Jeanette managed 144 registered investment companies with approximately $67.3 billion in assets, 45 other pooled investment vehicles with approximately $105.5 billion in assets and 1 other account with approximately $460.2 million in assets.
As of April 30, 2020, Mr. Jones managed 21 registered investment companies with approximately $20.0 billion in assets, no other pooled investment vehicles and no other accounts.
As of April 30, 2020, Mr. Kernagis managed 52 registered investment companies with approximately $33.0 billion in assets, 10 other pooled investment vehicles with approximately $1.4 billion in assets and no other accounts.
As of April 30, 2020, Mr. Ose managed 11 registered investment companies with approximately $12.4 billion in assets, 10 other pooled investment vehicles with approximately $2.8 billion in assets and no other accounts.
As of April 30, 2020, Mr. Samulowitz managed 4 registered investment companies with approximately $ 2.0 billion in assets, 11 other pooled investment vehicles with approximately $2.9 billion in assets and no other accounts.
As of April 30, 2020, Mr. Seisser managed 140 registered investment companies with approximately $67.3 billion in assets, 45 other pooled investment vehicles with approximately $105.5 billion in assets and 1 other account with approximately $460.2 million in assets.
To the extent that any of the registered investment companies, other pooled investment vehicles or other accounts pay advisory fees that are based on performance (“performance-based fees”), information on those accounts is specifically broken out.
Although the funds that the Portfolio Managers manage may have different investment strategies, the Adviser does not believe that management of the different funds presents a material conflict of interest for the Portfolio Manager or the Adviser.
Description of Compensation Structure. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.
Portfolio Holdings. As of April 30, 2020, the dollar ranges of securities of the Funds beneficially owned by Messrs. Boksa, Doshi, Hemming, Hubbard, Jeanette, Jones, Kernagis, Ose, Samulowitz and Seisser in the Trust were $10,001 to $50,000, none, none, none, $50,001-$100,000, none, $100,001-$500,000, none, $10,001-$50,000 and none, respectively.
The portfolio holdings of Messrs. Boksa, Jeanette, Kernagis and Samulowitz, as of April 30, 2020, in the Funds in which they serve as a portfolio manager and own securities are shown below.
Tom Boksa	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco BuyBack Achievers™ ETF	X
Invesco S&P 500® Quality ETF		X

Michael Jeanette	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco Dynamic Large Cap Value ETF			X

Jeffrey Kernagis	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco Aerospace and Defense ETF	X
Invesco BuyBack Achievers™ ETF				X
Invesco FTSE RAFI US 1000 ETF			X
Invesco Financial Preferred ETF		X
Invesco S&P 500® Quality ETF			X

Theodore Samulowitz	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco S&P 500 GARP ETF		X
Investment Advisory Agreement.  Pursuant to an Investment Advisory Agreement between the Adviser and the Trust, each Fund has agreed to pay to the Adviser for its services an annual fee equal to a percentage of its average daily net assets as set forth in the chart below (the “Advisory Fee”).
Fund	Advisory Fee
Invesco Aerospace & Defense ETF	0.50%
Invesco BuyBack Achievers™ ETF	0.50%
Invesco Cleantech™ ETF	0.50%
Invesco Dividend Achievers™ ETF	0.40%
Invesco Dow Jones Industrial Average Dividend ETF (1)	0.07%
Invesco DWA Basic Materials Momentum ETF	0.50%
Invesco DWA Consumer Cyclicals Momentum ETF	0.50%
Invesco DWA Consumer Staples Momentum ETF	0.50%
Invesco DWA Energy Momentum ETF	0.50%
Invesco DWA Financial Momentum ETF	0.50%
Invesco DWA Healthcare Momentum ETF	0.50%
Invesco DWA Industrials Momentum ETF	0.50%
Invesco DWA Momentum ETF	0.50%
Invesco DWA Technology Momentum ETF	0.50%
Invesco DWA Utilities Momentum ETF	0.50%

Fund	Advisory Fee
Invesco Dynamic Biotechnology & Genome ETF	0.50%
Invesco Dynamic Building & Construction ETF	0.50%
Invesco Dynamic Energy Exploration & Production ETF	0.50%
Invesco Dynamic Food & Beverage ETF	0.50%
Invesco Dynamic Large Cap Growth ETF	0.50%
Invesco Dynamic Large Cap Value ETF	0.50%
Invesco Dynamic Leisure and Entertainment ETF	0.50%
Invesco Dynamic Market ETF	0.50%
Invesco Dynamic Media ETF	0.50%
Invesco Dynamic Networking ETF	0.50%
Invesco Dynamic Oil & Gas Services ETF	0.50%
Invesco Dynamic Pharmaceuticals ETF	0.50%
Invesco Dynamic Semiconductors ETF	0.50%
Invesco Dynamic Software ETF	0.50%
Invesco Financial Preferred ETF	0.50%
Invesco FTSE RAFI US 1000 ETF	0.29%
Invesco FTSE RAFI US 1500 Small-Mid ETF	0.29%
Invesco Global Listed Private Equity ETF	0.50%
Invesco Golden Dragon China ETF	0.50%
Invesco High Yield Equity Dividend Achievers™ ETF	0.40%
Invesco International Dividend Achievers™ ETF	0.40%
Invesco NASDAQ Internet ETF	0.60%
Invesco Raymond James SB-1 Equity ETF	0.75%
Invesco S&P 100 Equal Weight ETF	0.25%
Invesco S&P 500 BuyWrite ETF (2)	0.49%
Invesco S&P 500® Equal Weight ETF (3)	0.20%
Invesco S&P 500® Equal Weight Communication Services ETF	0.40%
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	0.40%
Invesco S&P 500® Equal Weight Consumer Staples ETF	0.40%
Invesco S&P 500® Equal Weight Energy ETF	0.40%
Invesco S&P 500® Equal Weight Financials ETF	0.40%
Invesco S&P 500® Equal Weight Health Care ETF	0.40%
Invesco S&P 500® Equal Weight Industrials ETF	0.40%
Invesco S&P 500® Equal Weight Materials ETF	0.40%
Invesco S&P 500® Equal Weight Real Estate ETF	0.40%
Invesco S&P 500® Equal Weight Technology ETF	0.40%
Invesco S&P 500® Equal Weight Utilities ETF	0.40%
Invesco S&P 500 GARP ETF	0.29%
Invesco S&P 500® Pure Growth ETF	0.35%
Invesco S&P 500® Pure Value ETF	0.35%
Invesco S&P 500® Quality ETF (4)	0.15%
Invesco S&P 500® Top 50 ETF	0.20%
Invesco S&P 500 Value with Momentum ETF	0.29%
Invesco S&P MidCap 400® Equal Weight ETF	0.40%
Invesco S&P MidCap 400® Pure Growth ETF	0.35%
Invesco S&P MidCap 400® Pure Value ETF	0.35%
Invesco S&P MidCap Momentum ETF	0.29%

Fund	Advisory Fee
Invesco S&P MidCap Quality ETF (2)	0.25%
Invesco S&P MidCap Value with Momentum ETF	0.29%
Invesco S&P SmallCap 600® Equal Weight ETF	0.40%
Invesco S&P SmallCap 600® Pure Growth ETF	0.35%
Invesco S&P SmallCap 600® Pure Value ETF	0.35%
Invesco S&P SmallCap Momentum ETF	0.29%
Invesco S&P SmallCap Value with Momentum ETF	0.29%
Invesco S&P Spin-Off ETF	0.50%
Invesco Water Resources ETF	0.50%
Invesco WilderHill Clean Energy ETF	0.50%
Invesco Zacks Mid-Cap ETF	0.50%
Invesco Zacks Multi-Asset Income ETF	0.50%
(1)	Prior to August 20, 2018, the Fund’s Advisory Fee was 0.30%. Effective August 20, 2018, the Adviser voluntarily agreed to permanently waive a portion of the Fund’s Advisory Fee. After giving effect to such waiver, the net unitary Advisory Fee was 0.07%. Effective September 24, 2018, the Fund’s Advisory Fee was reduced from 0.30% to 0.07%.
(2)	Prior to July 1, 2018, the Fund’s Advisory Fee was 0.75% of the Fund’s average daily net assets.
(3)	Effective August 24, 2017, the management fee paid by the Predecessor Fund of the Invesco S&P 500® Equal Weight ETF was reduced from 0.40% to 0.20%.
(4)	Prior to August 20, 2018, the Fund’s Advisory Fee was 0.29%. Effective August 20, 2018, the Adviser voluntarily agreed to permanently waive a portion of the Fund’s Advisory Fee. After giving effect to such waiver, the net Advisory Fee was 0.15%. Effective September 24, 2018, the Fund’s Advisory Fee was reduced from 0.29% to 0.15%.
The Advisory Fee paid by each of Invesco Dow Jones Industrial Average Dividend ETF, Invesco NASDAQ Internet ETF, Invesco Raymond James SB-1 Equity ETF, Invesco S&P 500 BuyWrite ETF, Invesco S&P 500® Equal Weight ETF, Invesco S&P 500® Equal Weight Communication Services ETF, Invesco S&P 500® Equal Weight Consumer Discretionary ETF, Invesco S&P 500® Equal Weight Consumer Staples ETF, Invesco S&P 500® Equal Weight Energy ETF, Invesco S&P 500® Equal Weight Financials ETF, Invesco S&P 500® Equal Weight Health Care ETF, Invesco S&P 500® Equal Weight Industrials ETF, Invesco S&P 500® Equal Weight Materials ETF, Invesco S&P 500® Equal Weight Real Estate ETF, Invesco S&P 500® Equal Weight Technology ETF, Invesco S&P 500® Equal Weight Utilities ETF, Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P 500® Top 50 ETF, Invesco S&P MidCap 400® Equal Weight ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Equal Weight ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF to the Adviser set forth in the table above is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, Acquired Fund Fees and Expenses, if any, and other extraordinary expenses.
Each Fund (except Invesco Dow Jones Industrial Average Dividend ETF, Invesco NASDAQ Internet ETF, Invesco Raymond James SB-1 Equity ETF, Invesco S&P 500 BuyWrite ETF, Invesco S&P 500® Equal Weight ETF, Invesco S&P 500® Equal Weight Communication Services ETF, Invesco S&P 500® Equal Weight Consumer Discretionary ETF, Invesco S&P 500® Equal Weight Consumer Staples ETF, Invesco S&P 500® Equal Weight Energy ETF, Invesco S&P 500® Equal Weight Financials ETF, Invesco S&P 500® Equal Weight Health Care ETF, Invesco S&P 500® Equal Weight Industrials ETF, Invesco S&P 500® Equal Weight Materials ETF, Invesco S&P 500® Equal Weight Real Estate ETF, Invesco S&P 500® Equal Weight Technology ETF, Invesco S&P 500® Equal Weight Utilities ETF, Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P 500® Top 50 ETF, Invesco S&P MidCap 400® Equal Weight ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Equal Weight ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF) is responsible for all its own expenses, including, but not limited to, the Advisory fee, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, Acquired Fund Fees and Expenses, if any, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust or the Adviser and extraordinary expenses.
The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of each Fund listed in the following table pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each such Fund (excluding interest expenses, sub-licensing fees, offering costs (as defined below), brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding the percentage of its average daily net assets per year, as set forth in the chart below (each, an "Expense Cap"), at least until August 31, 2022.
Fund	Expense Cap
Invesco Aerospace & Defense ETF	0.60%
Invesco BuyBack Achievers™ ETF	0.60%
Invesco Cleantech™ ETF	0.60%
Invesco Dividend Achievers™ ETF	0.50%
Invesco DWA Basic Materials Momentum ETF(1)	0.60%
Invesco DWA Consumer Cyclicals Momentum ETF(1)	0.60%
Invesco DWA Consumer Staples Momentum ETF(1)	0.60%
Invesco DWA Energy Momentum ETF(1)	0.60%
Invesco DWA Financial Momentum ETF(1)	0.60%
Invesco DWA Healthcare Momentum ETF(1)	0.60%
Invesco DWA Industrials Momentum ETF(1)	0.60%
Invesco DWA Momentum ETF	0.60%
Invesco DWA Technology Momentum ETF(1)	0.60%
Invesco DWA Utilities Momentum ETF(1)	0.60%
Invesco Dynamic Biotechnology & Genome ETF	0.60%
Invesco Dynamic Building & Construction ETF	0.60%
Invesco Dynamic Energy Exploration & Production ETF	0.60%
Invesco Dynamic Food & Beverage ETF	0.60%
Invesco Dynamic Large Cap Growth ETF	0.60%
Invesco Dynamic Large Cap Value ETF	0.60%
Invesco Dynamic Leisure and Entertainment ETF	0.60%
Invesco Dynamic Market ETF(2)	0.60%
Invesco Dynamic Media ETF	0.60%
Invesco Dynamic Networking ETF	0.60%
Invesco Dynamic Oil & Gas Services ETF	0.60%
Invesco Dynamic Pharmaceuticals ETF	0.60%
Invesco Dynamic Semiconductors ETF	0.60%
Invesco Dynamic Software ETF	0.60%
Invesco Financial Preferred ETF	0.60%
Invesco FTSE RAFI US 1000 ETF(1)	0.39%
Invesco FTSE RAFI US 1500 Small-Mid ETF(1)	0.39%
Invesco Global Listed Private Equity ETF	0.60%
Invesco Golden Dragon China ETF	0.60%
Invesco High Yield Equity Dividend Achievers™ ETF	0.50%

Fund	Expense Cap
Invesco International Dividend Achievers™ ETF	0.50%
Invesco S&P 100 Equal Weight ETF (1)	0.25%
Invesco S&P 500 GARP ETF(1)	0.39%
Invesco S&P 500® Quality ETF (1)(3)	0.15%
Invesco S&P 500 Value with Momentum ETF(1)	0.39%
Invesco S&P MidCap Momentum ETF(1)	0.39%
Invesco S&P MidCap Quality ETF (1)	0.25%
Invesco S&P MidCap Value with Momentum ETF(1)	0.39%
Invesco S&P SmallCap Momentum ETF(1)	0.39%
Invesco S&P SmallCap Value with Momentum ETF(1)	0.39%
Invesco S&P Spin-Off ETF	0.60%
Invesco Water Resources ETF	0.60%
Invesco WilderHill Clean Energy ETF	0.60%
Invesco Zacks Mid-Cap ETF	0.60%
Invesco Zacks Multi-Asset Income ETF	0.60%
(1)	Sub-licensing fees are covered by the Expense Cap for the Fund.
(2)	Sub-licensing fees and offering costs are covered by the Expense Cap for the Fund.
(3)	Prior to August 20, 2018, the Fund’s Expense Cap was 0.29%.
The offering costs excluded from the Expense Cap for each Fund, as applicable, are: (a) initial legal fees pertaining to each Fund’s Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.
The Expense Agreement provides that for each Fund (except Invesco Dynamic Market ETF), the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. For Invesco Dynamic Market ETF, the expenses borne by the Adviser are not subject to recapture by the Adviser.
The Funds may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that a Fund incurs through such investments is in addition to the Adviser’s management fee. Therefore in addition to the Expense Agreement, the Adviser has agreed voluntarily to waive the fees that it receives in an amount equal to the indirect management fees that the Funds incur through their investments in such affiliated money market funds through August 31, 2022. There is no guarantee that the Adviser will extend the waiver of these fees past that date.
A Fund’s operating expenses used in determining whether the Fund meets or exceeds its Expense Cap do not include any “Acquired Fund Fees and Expenses” borne directly by the Fund. Acquired Fund Fees and Expenses reflect the pro rata share of the fees and expenses, including management fees, of the investment company or companies in which a Fund invests. While such expenses are not direct operating expenses of a Fund, the Fund is required to include any Acquired Fund Fees and Expenses in the “Total Annual Fund Operating Expenses” line item shown in the fee table in the Fund’s summary section of the Prospectus. As a result, the “Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption” line item displayed in the fee table in the Fund’s summary section of the Prospectus may exceed the Fund’s Expense Cap.
The aggregate amount of the Advisory Fees paid by each Fund to the Adviser and the aggregate amount of Advisory Fees waived by the Adviser (net of expenses reimbursed to the Adviser under the Expense Agreement) for each Fund during the fiscal years ended April 30, 2017, 2018, 2019 and 2020, or as otherwise indicated, are set forth in the chart below. With respect to the Predecessor Funds, all expenses paid and all fees waived prior to the Reorganization for the Predecessor Funds are not subject to recapture.
Fund	Advisory Fees Paid for the Fiscal Year Ended				(Waivers) and/or Recaptured for the Fiscal Year Ended				Date of Commencement of Operations
	2017	2018	2019	2020	2017	2018	2019	2020
Invesco Aerospace & Defense ETF	$1,949,134	$4,041,296	$4,702,920	$5,075,824	$(568)	$(961)	$(1,300)	$(1,972)	10/26/05
Invesco BuyBack Achievers™ ETF	$7,115,156	$6,729,608	$6,378,251	$5,741,679	$(2,244)	$(2,147)	$(2,143)	$(2,337)	12/20/06
Invesco Cleantech™ ETF	$390,028	$659,757	$816,552	$1,012,819	$(40,189)	$6,416	$43,159	$(204)	10/24/06
Invesco Dividend Achievers™ ETF	$1,191,038	$1,246,721	$1,199,023	$1,210,459	$(430)	$(515)	$(548)	$(740)	09/15/05
Invesco Dow Jones Industrial Average Dividend ETF (2)(3)	$23,212	$28,983	$41,367	$55,010	$0	$0	$(3,250)	$(183)	12/16/15
Invesco DWA Basic Materials Momentum ETF	$729,631	$503,792	$425,449	$257,605	$(125,530)	$(159,791)	$(132,810)	$(90,722)	10/12/06
Invesco DWA Consumer Cyclicals Momentum ETF	$225,067	$198,932	$263,879	$193,238	$(115,326)	$(119,866)	$(107,760)	$(80,603)	10/12/06
Invesco DWA Consumer Staples Momentum ETF	$964,786	$371,061	$747,592	$786,832	$(215,185)	$(140,302)	$(161,293)	$(165,742)	10/12/06
Invesco DWA Energy Momentum ETF	$783,822	$457,897	$431,622	$164,715	$(184,863)	$(160,982)	$(132,817)	$(80,340)	10/12/06
Invesco DWA Financial Momentum ETF	$275,030	$372,082	$194,242	$262,884	$(92,176)	$(112,998)	$(75,711)	$(54,088)	10/12/06
Invesco DWA Healthcare Momentum ETF	$337,706	$648,294	$1,190,901	$750,068	$(124,992)	$(174,839)	$(224,675)	$(184,543)	10/12/06
Invesco DWA Industrials Momentum ETF	$442,814	$610,363	$525,421	$494,582	$(47,287)	$(51,822)	$(39,696)	$(14,746)	10/12/06
Invesco DWA Momentum ETF	$7,061,302	$7,397,715	$7,474,101	$7,906,611	$(2,158)	$(1,928)	$(2,155)	$(2,677)	03/01/07
Invesco DWA Technology Momentum ETF	$761,518	$611,967	$680,207	$1,046,000	$(181,049)	$(173,245)	$(161,738)	$(178,584)	10/12/06
Invesco DWA Utilities Momentum ETF	$721,721	$305,957	$517,909	$978,463	$(166,005)	$(140,929)	$(135,984)	$(175,520)	10/26/05
Invesco Dynamic Biotechnology & Genome ETF	$1,237,849	$1,215,786	$1,372,674	$1,135,432	$(206)	$(280)	$(452)	$(388)	06/23/05
Invesco Dynamic Building & Construction ETF	$791,410	$1,676,640	$878,742	$530,047	$44,766	$(154)	$(380)	$(300)	10/26/05
Invesco Dynamic Energy Exploration & Production ETF	$322,598	$250,619	$383,290	$130,261	$(49,045)	$(57,853)	$(7,210)	$(55,956)	10/26/05
Invesco Dynamic Food & Beverage ETF	$913,291	$521,533	$367,527	$345,517	$(268)	$(21,556)	$(16,236)	$(247)	06/23/05
Invesco Dynamic Large Cap Growth ETF	$2,133,922	$2,540,399	$3,314,831	$3,575,053	$(502)	$(650)	$(653)	$(421)	03/03/05
Invesco Dynamic Large Cap Value ETF	$5,437,483	$6,980,681	$6,255,455	$4,790,662	$(1,343)	$(1,797)	$(1,706)	$(1,533)	03/03/05
Invesco Dynamic Leisure and Entertainment ETF	$633,102	$564,205	$590,580	$269,516	$(200)	$(17,326)	$16,776	$(31,386)	06/23/05
Invesco Dynamic Market ETF	$694,776	$750,611	$813,705	$710,578	$(10,141)	$(20,051)	$(329)	$(1,016)	05/01/03

Fund	Advisory Fees Paid for the Fiscal Year Ended				(Waivers) and/or Recaptured for the Fiscal Year Ended				Date of Commencement of Operations
	2017	2018	2019	2020	2017	2018	2019	2020
Invesco Dynamic Media ETF	$497,658	$392,685	$297,365	$270,447	$(278)	$(37,184)	$(24,788)	$(14,458)	06/23/05
Invesco Dynamic Networking ETF	$124,912	$166,960	$341,513	$311,674	$(66,031)	$(65,703)	$(10,342)	$(9,149)	06/23/05
Invesco Dynamic Oil & Gas Services ETF	$220,364	$163,130	$135,932	$57,639	$(54,300)	$(76,659)	$(53,706)	$(48,044)	10/26/05
Invesco Dynamic Pharmaceuticals ETF	$4,861,245	$3,349,944	$2,589,176	$1,838,459	$(860)	$(759)	$(574)	$(1,537)	06/23/05
Invesco Dynamic Semiconductors ETF	$568,318	$1,644,414	$1,210,781	$1,011,179	$14,926	$87,147	$(545)	$(433)	06/23/05
Invesco Dynamic Software ETF	$428,966	$647,370	$1,370,219	$2,407,148	$(11,243)	$18,138	$30,250	$(440)	06/23/05
Invesco Financial Preferred ETF	$8,580,653	$8,261,055	$7,405,390	$7,557,346	$(10,870)	$(9,439)	$(10,761)	$(21,857)	12/01/06
Invesco FTSE RAFI US 1000 ETF	$12,953,156	$14,755,133	$15,160,982	$15,110,920	$(810,212)	$(992,130)	$(281,921)	$(175,965)	12/19/05
Invesco FTSE RAFI US 1500 Small-Mid ETF	$4,180,686	$5,123,135	$5,925,397	$5,399,055	$(299,926)	$(406,350)	$(186,219)	$(140,554)	09/20/06
Invesco Global Listed Private Equity ETF	$1,371,701	$1,411,522	$1,195,293	$1,009,464	$(49,771)	$(53,828)	$(46,624)	$(28,285)	10/24/06
Invesco Golden Dragon China ETF	$747,103	$1,141,286	$1,071,033	$922,054	$(41,123)	$34,327	$12,008	$(4,370)	12/09/04
Invesco High Yield Equity Dividend Achievers™ ETF	$4,043,807	$3,532,653	$3,043,464	$3,382,159	$(1,256)	$(2,310)	$(1,114)	$(1,672)	12/09/04
Invesco International Dividend Achievers™ ETF	$2,861,414	$3,453,958	$3,059,855	$2,828,931	$(1,089)	$(1,432)	$(1,122)	$(1,063)	09/15/05
Invesco NASDAQ Internet ETF (2)	$1,726,226	$2,887,781	$3,581,189	$3,214,787	$(116)	$(319)	$(292)	$(297)	06/10/08
Invesco Raymond James SB-1 Equity ETF (1)(2)	$1,418,090	$1,345,917	$850,297	$1,109,093	$0	$(12)	$(490)	$(308)	05/19/06
Invesco S&P 100 Equal Weight ETF	$82,548	$131,894	$151,948	$148,598	$(97,214)	$(117,859)	$(100,450)	$(83,466)	12/01/06
Invesco S&P 500 BuyWrite ETF (2)	$2,164,525	$2,423,803	$1,736,106	$1,384,298	$(145)	$(968)	$(273)	$(517)	12/19/07
Invesco S&P 500® Equal Weight ETF (2)(4)	$46,418,493	$14,719,804	$30,141,548	$30,795,468	$(4,095,924)	$0	$(21,448)	$(17,076)	04/24/03
Invesco S&P 500® Equal Weight Communication Services ETF (2)	N/A	N/A	$17,367	$97,376	N/A	N/A	$(15)	$(25)	11/05/18
Invesco S&P 500® Equal Weight Consumer Discretionary ETF (2)(4)	$326,757	$164,849	$401,110	$338,267	N/A	$(2)	$(131)	$(92)	11/01/06
Invesco S&P 500® Equal Weight Consumer Staples ETF (2)(4)	$2,046,449	$915,080	$1,836,074	$1,892,604	N/A	$(13)	$(688)	$(599)	11/01/06
Invesco S&P 500® Equal Weight Energy ETF (2)(4)	$932,187	$515,581	$1,003,847	$509,415	N/A	$(3)	$(289)	$(133)	11/01/06
Invesco S&P 500® Equal Weight Financials ETF (2)(4)	$1,291,374	$815,909	$1,424,975	$1,025,357	N/A	$(13)	$(595)	$(291)	11/01/06

Fund	Advisory Fees Paid for the Fiscal Year Ended				(Waivers) and/or Recaptured for the Fiscal Year Ended				Date of Commencement of Operations
	2017	2018	2019	2020	2017	2018	2019	2020
Invesco S&P 500® Equal Weight Health Care ETF (2)(4)	$2,308,638	$1,318,814	$2,736,345	$2,906,856	N/A	$(8)	$(656)	$(437)	11/01/06
Invesco S&P 500® Equal Weight Industrials ETF (2)(4)	$765,664	$540,292	$957,516	$845,096	N/A	$(5)	$(290)	$(221)	11/01/06
Invesco S&P 500® Equal Weight Materials ETF (2)(4)	$570,524	$471,951	$586,922	$521,435	N/A	$(3)	$(228)	$(168)	11/01/06
Invesco S&P 500® Equal Weight Real Estate ETF (2)(4)	$113,289	$40,327	$84,354	$151,301	N/A	N/A	$(34)	$(64)	08/13/15
Invesco S&P 500® Equal Weight Technology ETF (2)(4)	$4,846,243	$3,141,057	$6,642,171	$6,766,601	N/A	$(19)	$(1,574)	$(2,525)	11/01/06
Invesco S&P 500® Equal Weight Utilities ETF (2)(4)	$744,610	$301,071	$866,815	$1,480,758	N/A	$0	$(333)	$(656)	11/01/06
Invesco S&P 500 GARP ETF	$411,897	$541,753	$732,879	$931,643	$(263)	$30,516	$(369)	$(458)	06/13/11
Invesco S&P 500® Pure Growth ETF (2)(4)	$6,896,029	$4,033,881	$8,398,311	$9,198,243	N/A	$(174)	$(1,608)	$(2,894)	03/01/06
Invesco S&P 500® Pure Value ETF (2)(4)	$3,144,941	$1,544,383	$3,202,836	$3,057,387	N/A	$(17)	$(1,606)	$(1,397)	03/01/06
Invesco S&P 500® Quality ETF	$3,123,268	$3,835,606	$2,764,621	$2,368,012	$(920,354)	$(1,064,173)	$(845,827)	$(945,302)	12/06/05
Invesco S&P 500® Top 50 ETF (2)(4)	$1,278,581	$720,091	$1,492,502	$1,741,897	N/A	$(15)	$(862)	$(1,179)	05/04/05
Invesco S&P 500 Value with Momentum ETF	$200,877	$253,767	$293,128	$156,637	$(45,396)	$(44,876)	$(24,914)	$(25,287)	06/13/11
Invesco S&P MidCap 400® Equal Weight ETF (2)(4)	$466,856	$226,164	$407,610	$340,494	N/A	$(8)	$(118)	$(114)	12/03/10
Invesco S&P MidCap 400® Pure Growth ETF (2)(4)	$1,910,339	$1,049,143	$1,990,495	$1,359,377	N/A	$(14)	$(705)	$(443)	03/01/06
Invesco S&P MidCap 400® Pure Value ETF (2)(4)	$595,754	$195,334	$407,005	$457,180	N/A	$(3)	$(693)	$(179)	03/01/06
Invesco S&P MidCap Momentum ETF	$184,203	$272,037	$887,750	$1,782,839	$(45,058)	$(35,789)	$101,391	$(884)	03/03/05
Invesco S&P MidCap Quality ETF	$61,734	$64,082	$60,624	$62,835	$(106,412)	$(106,138)	$(88,365)	$(73,306)	12/01/06
Invesco S&P MidCap Value with Momentum ETF	$163,815	$159,817	$139,938	$162,565	$(54,360)	$(65,164)	$(44,978)	$(20,667)	03/03/05
Invesco S&P SmallCap 600® Equal Weight ETF (2)(4)	$134,080	$62,420	$148,410	$117,522	N/A	N/A	$(32)	$(32)	12/03/10
Invesco S&P SmallCap 600® Pure Growth ETF (2)(4)	$654,179	$428,128	$1,032,676	$646,367	N/A	$(7)	$(208)	$(106)	03/01/06
Invesco S&P SmallCap 600® Pure Value ETF (2)(4)	$782,047	$315,996	$633,238	$590,967	N/A	$(1)	$(256)	$(206)	03/01/06
Invesco S&P SmallCap Momentum ETF	$83,381	$114,221	$233,272	$237,158	$(74,440)	$(78,947)	$(38,107)	$(5,227)	03/03/05
Invesco S&P SmallCap Value with Momentum ETF	$209,436	$222,298	$215,742	$215,109	$(48,779)	$(54,127)	$(36,121)	$(3,048)	03/03/05

Fund	Advisory Fees Paid for the Fiscal Year Ended				(Waivers) and/or Recaptured for the Fiscal Year Ended				Date of Commencement of Operations
	2017	2018	2019	2020	2017	2018	2019	2020
Invesco S&P Spin-Off ETF (3)	$1,013,725	$686,522	$905,308	$534,765	$(5,932)	$(14,574)	$14,191	$(480)	12/15/06
Invesco Water Resources ETF	$3,636,591	$4,147,833	$4,215,575	$5,082,781	$(1,072)	$(1,137)	$(1,681)	$(2,140)	12/06/05
Invesco WilderHill Clean Energy ETF	$451,191	$534,941	$566,379	$1,024,140	$(56,926)	$(70,304)	$(16,898)	$(490)	03/03/05
Invesco Zacks Mid-Cap ETF (3)	$819,724	$795,966	$1,265,401	$1,408,028	$(155,737)	$(138,294)	$(115,956)	$(70,160)	04/02/07
Invesco Zacks Multi-Asset Income ETF (3)	$1,950,533	$1,080,937	$1,311,014	$993,085	$(290,612)	$(194,718)	$(145,107)	$(70,180)	09/21/06
(1)	Effective April 30, 2019, the Fund’s fiscal year end changed from August 31 to April 30. The information presented is for the fiscal years ended August 31, 2017 and 2018, the period September 1, 2018 through April 30, 2019 and the fiscal year ended April 30, 2020.
(2)	The Fund is not included in the Expense Agreement and instead pays an annual unitary management fee to the Adviser, out of which the Adviser pays substantially all of the Fund’s expenses. Any waivers are from fees the Adviser receives in amounts equal to indirect fees that the Fund incurs through its investments in affiliated money market funds.
(3)	Effective April 30, 2018, the Fund’s fiscal year end changed from August 31 to April 30. The information presented is for the fiscal year ended August 31, 2017, the period September 1, 2017 through April 30, 2018 and the fiscal years ended April 30, 2019 and 2020.
(4)	Effective April 30, 2018, the Fund’s fiscal year end changed from October 31 to April 30. The information presented is for the fiscal year ended October 31, 2017, the period November 1, 2017 through April 30, 2018 and the fiscal years ended April 30, 2019 and 2020.
Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues in effect only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.
Payments to Financial Intermediaries. The Adviser, the Distributor and/or their affiliates may enter into contractual arrangements with certain broker-dealers, banks and other financial intermediaries (each, an “Intermediary” and together, the “Intermediaries”) that the Adviser, the Distributor and/or their affiliates believe may benefit the Funds. Pursuant to such arrangements, the Adviser, the Distributor and/or their affiliates may provide cash payments or non-cash compensation, from their own assets and not from the assets of the Funds, to Intermediaries for certain activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including each Fund; or for other activities, such as marketing, presentations, educational training programs, conferences, data collection and provision, technology support, the development of technology platforms and reporting systems, and providing their customers with access to the Funds via online platforms.
Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by the Funds, payments to Intermediaries are not financed by the Funds and therefore do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or reduce the amount received by a shareholder as proceeds from the redemption of Shares. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses.

The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to that Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her intermediary firm.
As of the date of this SAI, as amended or supplemented from time to time, the Intermediaries receiving such payments include CLS Investments, LLC, Investment Grade Technologies, LLC dba Oranj, LPL Financial, Morgan Stanley Smith Barney LLC and Pershing LLC.
Please contact your salesperson, adviser, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive. Any payments made, or financial incentives offered, by the Adviser, Distributor and/or their affiliates to an Intermediary may create the incentive for the Intermediary to encourage customers to buy Shares of the Funds.
Administrator. BNYM serves as administrator for the Funds. Its principal address is 240 Greenwich Street, New York, NY 10286.
BNYM serves as Administrator for the Funds pursuant to a fund administration and accounting agreement (the “Administrative Services Agreement”) with the Trust. Under the Administrative Services Agreement, BNYM is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM will generally assist in many aspects of the Trust's and the Funds' operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers); assist in preparing reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various Blue Sky authorities; and supply supporting documentation for meetings of the Board.
Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.
As  compensation for the foregoing services, BNYM receives certain out-of-pocket costs and asset-based fees which are accrued daily and paid monthly to the Adviser from the Advisory Fee for the following unitary fee Funds: Invesco Dow Jones Industrial Average Dividend ETF, Invesco NASDAQ Internet ETF, Invesco Raymond James SB-1 Equity ETF, Invesco S&P 500 BuyWrite ETF, Invesco S&P 500® Equal Weight ETF, Invesco S& P 500® Equal Weight Communication Services ETF, Invesco S&P 500® Equal Weight Consumer Discretionary ETF, Invesco S&P 500® Equal Weight Consumer Staples ETF, Invesco S&P 500® Equal Weight Energy ETF, Invesco S&P 500® Equal Weight Financials ETF, Invesco S&P 500® Equal Weight Health Care ETF, Invesco S&P 500® Equal Weight Industrials ETF, Invesco S&P 500® Equal Weight Materials ETF, Invesco S&P 500® Equal Weight Real Estate ETF, Invesco S&P 500® Equal Weight Technology ETF, Invesco S&P 500® Equal Weight Utilities ETF, Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P 500® Top 50 ETF, Invesco S&P MidCap 400® Equal Weight ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Equal Weight ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF.
The aggregate amount of the administrative fees paid by each Fund to BNYM pursuant to the Administrative Services Agreement during each Fund’s fiscal years ended April 30, 2017, 2018, 2019 and

2020 or as otherwise indicated, are set forth in the chart below. With respect to the Predecessor Funds, any administrative fees paid prior to the Reorganizations were paid by the Predecessor Funds.
Fund	2017	2018	2019	2020
Invesco Aerospace & Defense ETF	$72,098	$150,137	$94,521	$76,144
Invesco BuyBack Achievers™ ETF	$257,095	$250,657	$116,305	$105,111
Invesco Cleantech™ ETF	$36,827	$37,365	$36,032	$25,543
Invesco Dividend Achievers™ ETF	$55,406	$58,158	$45,570	$35,813
Invesco Dow Jones Industrial Average Dividend ETF (2)(3)	N/A	N/A	N/A	N/A
Invesco DWA Basic Materials Momentum ETF	$36,830	$37,365	$32,620	$16,959
Invesco DWA Consumer Cyclicals Momentum ETF	$35,936	$37,365	$28,980	$16,245
Invesco DWA Consumer Staples Momentum ETF	$43,913	$37,365	$31,591	$29,495
Invesco DWA Energy Momentum ETF	$38,383	$36,968	$31,172	$17,532
Invesco DWA Financial Momentum ETF	$36,827	$37,365	$30,692	$13,119
Invesco DWA Healthcare Momentum ETF	$34,126	$37,666	$37,678	$30,560
Invesco DWA Industrials Momentum ETF	$36,073	$37,666	$33,740	$18,795
Invesco DWA Momentum ETF	$258,270	$274,534	$142,080	$108,598
Invesco DWA Technology Momentum ETF	$35,045	$37,666	$35,692	$21,864
Invesco DWA Utilities Momentum ETF	$38,051	$37,666	$28,015	$33,157
Invesco Dynamic Biotechnology & Genome ETF	$44,620	$45,287	$41,481	$34,295
Invesco Dynamic Building & Construction ETF	$42,054	$63,434	$46,047	$12,186
Invesco Dynamic Energy Exploration & Production ETF	$36,827	$37,365	$28,280	$19,289
Invesco Dynamic Food & Beverage ETF	$41,084	$37,365	$30,397	$18,681
Invesco Dynamic Large Cap Growth ETF	$79,382	$94,663	$63,668	$72,458
Invesco Dynamic Large Cap Value ETF	$198,087	$260,848	$120,124	$87,018
Invesco Dynamic Leisure and Entertainment ETF	$36,631	$37,365	$32,134	$20,286
Invesco Dynamic Market ETF	$36,827	$37,365	$35,466	$25,652
Invesco Dynamic Media ETF	$36,827	$37,365	$28,707	$19,462
Invesco Dynamic Networking ETF	$36,827	$37,365	$29,005	$20,153
Invesco Dynamic Oil & Gas Services ETF	$36,827	$37,365	$26,887	$15,890
Invesco Dynamic Pharmaceuticals ETF	$174,697	$124,346	$63,684	$42,451
Invesco Dynamic Semiconductors ETF	$36,853	$61,852	$49,012	$19,179
Invesco Dynamic Software ETF	$36,827	$37,365	$34,898	$47,400
Invesco Financial Preferred ETF	$318,476	$306,177	$134,700	$113,404
Invesco FTSE RAFI US 1000 ETF	$833,837	$947,296	$380,113	$429,488
Invesco FTSE RAFI US 1500 Small-Mid ETF	$270,471	$328,153	$155,284	$198,418
Invesco Global Listed Private Equity ETF	$50,557	$47,213	$41,508	$35,375
Invesco Golden Dragon China ETF	$36,827	$43,801	$43,433	$24,932
Invesco High Yield Equity Dividend Achievers™ ETF	$192,056	$163,484	$78,546	$69,204
Invesco International Dividend Achievers™ ETF	$130,538	$161,263	$84,746	$62,609
Invesco NASDAQ Internet ETF (2)	N/A	N/A	N/A	N/A
Invesco Raymond James SB-1 Equity ETF (1)(2)	N/A	N/A	N/A	N/A
Invesco S&P 100 Equal Weight ETF	$36,128	$37,365	$29,003	$19,043
Invesco S&P 500 BuyWrite ETF (2)	N/A	N/A	N/A	N/A
Invesco S&P 500® Equal Weight ETF (2)(4)	N/A	N/A	N/A	N/A
Invesco S&P 500® Equal Weight Communication Services ETF (2)	N/A	N/A	N/A	N/A
Invesco S&P 500® Equal Weight Consumer Discretionary ETF (2)(4)	N/A	N/A	N/A	N/A
Invesco S&P 500® Equal Weight Consumer Staples ETF (2)(4)	N/A	N/A	N/A	N/A
Invesco S&P 500® Equal Weight Energy ETF (2)(4)	N/A	N/A	N/A	N/A
Invesco S&P 500® Equal Weight Financials ETF (2)(4)	N/A	N/A	N/A	N/A
Invesco S&P 500® Equal Weight Health Care ETF (2)(4)	N/A	N/A	N/A	N/A
Invesco S&P 500® Equal Weight Industrials ETF (2)(4)	N/A	N/A	N/A	N/A
Invesco S&P 500® Equal Weight Materials ETF (2)(4)	N/A	N/A	N/A	N/A
Invesco S&P 500® Equal Weight Real Estate ETF (2)(4)	N/A	N/A	N/A	N/A
Invesco S&P 500® Equal Weight Technology ETF (2)(4)	N/A	N/A	N/A	N/A
Invesco S&P 500® Equal Weight Utilities ETF (2)(4)	N/A	N/A	N/A	N/A
Invesco S&P 500 GARP ETF	$36,074	$37,565	$38,729	$36,634

Fund	2017	2018	2019	2020
Invesco S&P 500® Pure Growth ETF (2)(4)	N/A	N/A	N/A	N/A
Invesco S&P 500® Pure Value ETF (2)(4)	N/A	N/A	N/A	N/A
Invesco S&P 500® Quality ETF	$204,176	$247,035	$119,699	$111,302
Invesco S&P 500® Top 50 ETF (2)(4)	N/A	N/A	N/A	N/A
Invesco S&P 500 Value with Momentum ETF	$36,125	$37,365	$31,906	$20,749
Invesco S&P MidCap 400® Equal Weight ETF (2)(4)	N/A	N/A	N/A	N/A
Invesco S&P MidCap 400® Pure Growth ETF (2)(4)	N/A	N/A	N/A	N/A
Invesco S&P MidCap 400® Pure Value ETF (2)(4)	N/A	N/A	N/A	N/A
Invesco S&P MidCap Momentum ETF	$36,135	$37,365	$33,661	$59,887
Invesco S&P MidCap Quality ETF	$36,222	$37,365	$26,865	$19,741
Invesco S&P MidCap Value with Momentum ETF	$36,028	$37,365	$28,145	$18,778
Invesco S&P SmallCap 600® Equal Weight ETF (2)(4)	N/A	N/A	N/A	N/A
Invesco S&P SmallCap 600® Pure Growth ETF (2)(4)	N/A	N/A	N/A	N/A
Invesco S&P SmallCap 600® Pure Value ETF (2)(4)	N/A	N/A	N/A	N/A
Invesco S&P SmallCap Momentum ETF	$35,953	$37,408	$28,100	$25,508
Invesco S&P SmallCap Value with Momentum ETF	$36,142	$37,365	$29,740	$22,724
Invesco S&P Spin-Off ETF (3)	$55,449	$33,913	$45,618	$15,886
Invesco Water Resources ETF	$135,807	$154,578	$81,901	$80,362
Invesco WilderHill Clean Energy ETF	$36,827	$37,666	$32,738	$22,297
Invesco Zacks Mid-Cap ETF (3)	$45,081	$37,820	$48,370	$26,358
Invesco Zacks Multi-Asset Income ETF (3)	$93,021	$48,805	$52,637	$22,881
(1)	Effective April 30, 2019, the Fund’s fiscal year end changed from August 31 to April 30. The information presented is for the fiscal years ended August 31, 2017 and 2018, the period September 1, 2018 through April 30, 2019 and the fiscal year ended April 30, 2020.
(2)	The Fund pays a unitary management fee to the Adviser, out of which the Adviser pays substantially all of the Fund’s expenses, and therefore does not pay separate administrative fees.
(3)	Effective April 30, 2018, the Fund’s fiscal year end changed from August 31 to April 30. The information presented is for the prior fiscal year ended August 31, 2017, the period September 1, 2017 through April 30, 2018 and the fiscal years ended April 30, 2019 and 2020.
(4)	Effective April 30, 2018, the Fund’s fiscal year end changed from October 31 to April 30. The information presented is for the prior fiscal year ended October 31, 2017, the period November 1, 2017 through April 30, 2018 and the fiscal years ended April 30, 2019 and 2020.
Custodian, Transfer Agent and Fund Accounting Agent. BNYM, (the “Custodian” or “Transfer Agent”), located at 240 Greenwich Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement. As custodian, BNYM holds the Funds’ assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent for the Funds pursuant to a transfer agency agreement. Further, BNYM serves as Fund accounting agent pursuant to a fund accounting agreement. As compensation for the foregoing services, BNYM may be reimbursed by the Funds for its out-of-pocket expenses, transaction fees and asset-based fees which are accrued daily and paid monthly.
Distributor. Invesco Distributors, Inc. (the “Distributor”) is the distributor of the Funds’ Shares. The Distributor’s principal address is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Funds’ Shares. Each Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”
The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Securities Lending Arrangement. The Funds may participate in a securities lending program (the “Program”) pursuant to a securities lending agreement that establishes the terms of the loan, including collateral requirements. Collateral may consist of cash, U.S. Government securities, letters of credit, or such other collateral as may be permitted under such Funds’ investment policies, the Adviser currently accepts only cash collateral under the Program. Funds participating in the Program may lend securities to securities brokers and other borrowers. The Adviser renders certain administrative services to the Funds that engage in securities lending activities, which includes: (a) overseeing participation in the Program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with the Adviser's instructions and with procedures adopted by the Board; (d) monitoring the creditworthiness of the agent and borrowers to ensure that securities loans are effected in accordance with the Adviser's risk policies; (e) preparing appropriate periodic Board reports with respect to securities lending activities; (f) responding to agent inquiries; and (g) performing such other duties as may be necessary.
BNYM serves as the securities lending agent for the Program.
BNYM provides the following services for the Funds in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Funds; (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to guidelines or restrictions provided by the Funds; (vi) recordkeeping and account servicing; (vii) monitoring dividend/distribution activity and material proxy votes relating to loaned securities; and (viii) arranging for return of loaned securities to the Funds at loan termination.
For the fiscal year ended April 30, 2020, the income earned by the Funds, as well as the fees and/or compensation paid by the Funds (in dollars) to BNYM pursuant to the securities lending agreement were as follows:
	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Invesco Aerospace & Defense ETF	$77,373.79	$1,781.35	$0.00	$0.00	$0.00	$59,556.02	$0.00	$61,337.37	$16,036.42
Invesco Buyback AchieversTM ETF	$101,019.39	$15,246.29	$0.00	$0.00	$0.00	($51,507.91)	$0.00	($36,261.62)	$137,281.01
Invesco CleantechTM ETF	$164,779.40	$10,393.12	$0.00	$0.00	$0.00	$60,838.42	$0.00	$71,231.54	$93,547.86
Invesco Dividend AchieversTM ETF	$27,738.19	$1,322.30	$0.00	$0.00	$0.00	$14,496.14	$0.00	$15,818.44	$11,919.75
Invesco DWA Basic Materials Momentum ETF	$29,512.01	$919.92	$0.00	$0.00	$0.00	$20,306.76	$0.00	$21,226.68	$8,285.33
Invesco DWA Consumer Cyclicals Momentum ETF	$31,927.51	$822.75	$0.00	$0.00	$0.00	$23,690.97	$0.00	$24,513.72	$7,413.79

	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Invesco DWA Consumer Staples Momentum ETF	$31,050.97	$1,348.95	$0.00	$0.00	$0.00	$17,555.17	$0.00	$18,904.12	$12,146.85
Invesco DWA Energy Momentum ETF	$38,050.16	$14,421.91	$0.00	$0.00	$0.00	($106,190.99)	$0.00	($91,769.08)	$129,819.24
Invesco DWA Financial Momentum ETF	$27,570.65	$3,299.35	$0.00	$0.00	$0.00	($5,431.72)	$0.00	($2,132.37)	$29,703.02
Invesco DWA Healthcare Momentum ETF	$123,292.77	$21,728.31	$0.00	$0.00	$0.00	($94,009.73)	$0.00	($72,281.42)	$195,574.19
Invesco DWA Industrials Momentum ETF	$23,928.81	$5,390.94	$0.00	$0.00	$0.00	($29,983.89)	$0.00	($24,592.95)	$48,521.76
Invesco DWA Momentum ETF	$149,568.08	$8,778.42	$0.00	$0.00	$0.00	$61,776.90	$0.00	$70,555.32	$79,012.76
Invesco DWA Technology Momentum ETF	$123,843.77	$16,199.49	$0.00	$0.00	$0.00	($38,171.20)	$0.00	($21,971.71)	$145,815.48
Invesco DWA Utilities Momentum ETF	$2,193.66	$14.60	$0.00	$0.00	$0.00	$2,047.44	$0.00	$2,062.04	$131.62
Invesco Dynamic Biotechnology & Genome ETF	$72,646.64	$1,371.92	$0.00	$0.00	$0.00	$58,917.12	$0.00	$60,289.04	$12,357.60
Invesco Dynamic Building & Construction ETF	$1,071.01	$11.23	$0.00	$0.00	$0.00	$958.16	$0.00	$969.39	$101.62
Invesco Dynamic Energy Exploration & Production ETF	$22,556.07	$11,980.87	$0.00	$0.00	$0.00	($97,270.13)	$0.00	($85,289.26)	$107,845.33
Invesco Dynamic Food & Beverage ETF	$39,922.60	$776.12	$0.00	$0.00	$0.00	$32,158.65	$0.00	$32,934.77	$6,987.83
Invesco Dynamic Large Cap Growth ETF	$3,378.93	$249.03	$0.00	$0.00	$0.00	$888.23	$0.00	$1,137.26	$2,241.67
Invesco Dynamic Large Cap Value ETF	$6,355.23	$8,522.73	$0.00	$0.00	$0.00	($78,872.30)	$0.00	($70,349.57)	$76,704.80
Invesco Dynamic Leisure and Entertainment ETF	$34,745.58	$695.69	$0.00	$0.00	$0.00	$27,780.08	$0.00	$28,475.77	$6,269.81
Invesco Dynamic Market ETF	$26,025.97	$1,055.18	$0.00	$0.00	$0.00	$15,465.27	$0.00	$16,520.45	$9,505.52
Invesco Dynamic Media ETF	$58,602.20	$2,691.98	$0.00	$0.00	$0.00	$31,670.39	$0.00	$34,362.37	$24,239.83
Invesco Dynamic Networking ETF	$29,607.70	$1,812.47	$0.00	$0.00	$0.00	$11,472.43	$0.00	$13,284.90	$16,322.80
Invesco Dynamic Oil & Gas Services ETF	$18,740.73	$1,039.16	$0.00	$0.00	$0.00	$8,332.09	$0.00	$9,371.25	$9,369.48
Invesco Dynamic Pharmaceuticals ETF	$85,995.48	$1,297.33	$0.00	$0.00	$0.00	$73,014.85	$0.00	$74,312.18	$11,683.30
Invesco Dynamic Semiconductors ETF	$12,735.00	$450.89	$0.00	$0.00	$0.00	$8,224.62	$0.00	$8,675.51	$4,059.49

	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Invesco Dynamic Software ETF	$136,077.90	$115,981.58	$0.00	$0.00	$0.00	($1,023,748.10)	$0.00	($907,766.52)	$1,043,844.42
Invesco Financial Preferred ETF	$123,537.79	$74,507.58	$0.00	$0.00	$0.00	($621,698.37)	$0.00	($547,190.79)	$670,728.58
Invesco FTSE RAFI US 1000 ETF	$430,714.24	$92,764.51	$0.00	$0.00	$0.00	($497,072.40)	$0.00	($404,307.89)	$835,022.13
Invesco FTSE RAFI US 1500 Small-Mid ETF	$1,168,354.40	$221,886.14	$0.00	$0.00	$0.00	($1,051,124.90)	$0.00	($829,238.76)	$1,997,593.16
Invesco Global Listed Private Equity ETF	$212,187.41	$26,372.17	$0.00	$0.00	$0.00	($51,600.70)	$0.00	($25,228.53)	$237,415.94
Invesco Golden Dragon China ETF	$337,151.22	$56,019.96	$0.00	$0.00	$0.00	($223,165.85)	$0.00	($167,145.89)	$504,297.11
Invesco High Yield Equity Dividend Achievers™ ETF	$314,650.47	$4,186.95	$0.00	$0.00	$0.00	$272,768.34	$0.00	$276,955.29	$37,695.18
Invesco International Dividend Achievers™ ETF	$1,071,716.23	$75,865.21	$0.00	$0.00	$0.00	$312,935.02	$0.00	$388,800.23	$682,916.00
Invesco NASDAQ Internet ETF	$250,043.95	$20,612.19	$0.00	$0.00	$0.00	$43,858.56	$0.00	$64,470.75	$185,573.20
Invesco Raymond James SB-1 Equity ETF	$108,475.13	$6,736.72	$0.00	$0.00	$0.00	$41,044.11	$0.00	$47,780.83	$60,694.30
Invesco S&P 100 Equal Weight ETF	$817.81	$140.50	$0.00	$0.00	$0.00	($587.91)	$0.00	($447.41)	$1,265.22
Invesco S&P 500® Equal Weight ETF	$1,165,317.89	$50,468.71	$0.00	$0.00	$0.00	$660,592.99	$0.00	$711,061.70	$454,256.19
Invesco S&P 500® Equal Weight Communication Services ETF	$3,563.96	$51.24	$0.00	$0.00	$0.00	$3,050.13	$0.00	$3,101.37	$462.59
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	$29,137.08	$406.26	$0.00	$0.00	$0.00	$25,069.08	$0.00	$25,475.34	$3,661.74
Invesco S&P 500® Equal Weight Consumer Staples ETF	$32,479.26	$495.26	$0.00	$0.00	$0.00	$27,525.24	$0.00	$28,020.50	$4,458.76
Invesco S&P 500® Equal Weight Energy ETF	$1,390.70	$114.00	$0.00	$0.00	$0.00	$249.54	$0.00	$363.54	$1,027.16
Invesco S&P 500® Equal Weight Financials ETF	$2,745.28	$23.24	$0.00	$0.00	$0.00	$2,512.64	$0.00	$2,535.88	$209.40
Invesco S&P 500® Equal Weight Health Care ETF	$15,852.04	$12,795.04	$0.00	$0.00	$0.00	($112,099.65)	$0.00	($99,304.61)	$115,156.65
Invesco S&P 500® Equal Weight Industrials ETF	$21,809.97	$372.68	$0.00	$0.00	$0.00	$18,080.92	$0.00	$18,453.60	$3,356.37

	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Invesco S&P 500® Equal Weight Materials ETF	$97,573.13	$1,661.31	$0.00	$0.00	$0.00	$80,953.36	$0.00	$82,614.67	$14,958.46
Invesco S&P 500® Equal Weight Real Estate ETF	$9,490.22	$108.23	$0.00	$0.00	$0.00	$8,405.78	$0.00	$8,514.01	$976.21
Invesco S&P 500® Equal Weight Technology ETF	$76,218.52	$731.79	$0.00	$0.00	$0.00	$68,898.78	$0.00	$69,630.57	$6,587.95
Invesco S&P 500® Equal Weight Utilities ETF	$2,175.60	$13.42	$0.00	$0.00	$0.00	$2,041.34	$0.00	$2,054.76	$120.84
Invesco S&P 500 GARP ETF	$15,397.69	$542.82	$0.00	$0.00	$0.00	$9,967.83	$0.00	$10,510.65	$4,887.04
Invesco S&P 500® Pure Growth ETF	$53,782.63	$881.19	$0.00	$0.00	$0.00	$44,968.65	$0.00	$45,849.84	$7,932.79
Invesco S&P 500® Pure Value ETF	$50,503.00	$9,786.55	$0.00	$0.00	$0.00	($47,368.22)	$0.00	($37,581.67)	$88,084.67
Invesco S&P 500® Quality ETF	$8,387.59	$138.35	$0.00	$0.00	$0.00	$7,002.27	$0.00	$7,140.62	$1,246.97
Invesco S&P 500 Value with Momentum ETF	$456.45	$5.29	$0.00	$0.00	$0.00	$403.28	$0.00	$408.57	$47.88
Invesco S&P MidCap 400® Equal Weight ETF	$66,981.19	$4,490.86	$0.00	$0.00	$0.00	$22,021.21	$0.00	$26,512.07	$40,469.12
Invesco S&P MidCap 400® Pure Growth ETF	$178,421.44	$3,643.87	$0.00	$0.00	$0.00	$141,968.86	$0.00	$145,612.73	$32,808.71
Invesco S&P MidCap 400® Pure Value ETF	$159,843.46	$34,347.35	$0.00	$0.00	$0.00	($183,662.96)	$0.00	($149,315.61)	$309,159.07
Invesco S&P MidCap Momentum ETF	$84,933.58	$1,337.84	$0.00	$0.00	$0.00	$71,544.72	$0.00	$72,882.56	$12,051.02
Invesco S&P MidCap Quality ETF	$9,866.81	$1,012.34	$0.00	$0.00	$0.00	($272.51)	$0.00	$739.83	$9,126.98
Invesco S&P MidCap Value with Momentum ETF	$39,984.07	$13,185.64	$0.00	$0.00	$0.00	($91,889.51)	$0.00	($78,703.87)	$118,687.94
Invesco S&P SmallCap 600® Equal Weight ETF	$35,421.92	$3,936.33	$0.00	$0.00	$0.00	($4,054.56)	$0.00	($118.23)	$35,540.15
Invesco S&P SmallCap 600® Pure Growth ETF	$201,655.96	$14,344.24	$0.00	$0.00	$0.00	$58,167.11	$0.00	$72,511.35	$129,144.61
Invesco S&P SmallCap 600® Pure Value ETF	$161,712.16	$29,625.61	$0.00	$0.00	$0.00	($134,622.11)	$0.00	($104,996.50)	$266,708.66
Invesco S&P SmallCap Momentum ETF	$45,110.56	$8,373.01	$0.00	$0.00	$0.00	($38,655.40)	$0.00	($30,282.39)	$75,392.95
Invesco S&P SmallCap Value with Momentum ETF	$44,282.97	$2,644.40	$0.00	$0.00	$0.00	$17,814.15	$0.00	$20,458.55	$23,824.42
Invesco S&P Spin-Off ETF	$53,219.21	$1,172.70	$0.00	$0.00	$0.00	$41,474.46	$0.00	$42,647.16	$10,572.05

	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Invesco Water Resources ETF	$69,177.70	$16,780.21	$0.00	$0.00	$0.00	($98,638.04)	$0.00	($81,857.83)	$151,035.53
Invesco WilderHill Clean Energy ETF	$692,559.03	$469,678.79	$0.00	$0.00	$0.00	($4,004,362.90)	$0.00	($3,534,684.11)	$4,227,243.14
Invesco Zacks Mid-Cap ETF	$63,876.88	$3,329.87	$0.00	$0.00	$0.00	$30,564.71	$0.00	$33,894.58	$29,982.30
Invesco Zacks Multi-Asset Income ETF	$102,302.54	$10,326.88	$0.00	$0.00	$0.00	($1,015.98)	$0.00	$9,310.90	$92,991.64
Aggregations. The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver the Prospectus (or the Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Funds’ Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository for Shares” below).
Index Providers. No entity that creates, compiles, sponsors or maintains the Underlying Indexes is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.
Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.
Set forth below is a list of each Fund and the Underlying Index upon which it is based.
Fund	Underlying Index
Invesco Aerospace & Defense ETF	SPADE® Defense Index
Invesco BuyBack Achievers™ ETF	NASDAQ US BuyBack Achievers™ Index
Invesco Cleantech™ ETF	The Cleantech Index™
Invesco Dividend Achievers™ ETF	NASDAQ US Broad Dividend Achievers™ Index
Invesco Dow Jones Industrial Average Dividend ETF	Dow Jones Industrial Average Yield Weighted
Invesco DWA Basic Materials Momentum ETF	Dorsey Wright® Basic Materials Technical Leaders Index
Invesco DWA Consumer Cyclicals Momentum ETF	Dorsey Wright® Consumer Cyclicals Technical Leaders Index
Invesco DWA Consumer Staples Momentum ETF	Dorsey Wright® Consumer Staples Technical Leaders Index
Invesco DWA Energy Momentum ETF	Dorsey Wright® Energy Technical Leaders Index
Invesco DWA Financial Momentum ETF	Dorsey Wright® Financials Technical Leaders Index
Invesco DWA Healthcare Momentum ETF	Dorsey Wright® Healthcare Technical Leaders Index
Invesco DWA Industrials Momentum ETF	Dorsey Wright® Industrials Technical Leaders Index
Invesco DWA Momentum ETF	Dorsey Wright® Technical Leaders Index
Invesco DWA Technology Momentum ETF	Dorsey Wright® Technology Technical Leaders Index
Invesco DWA Utilities Momentum ETF	Dorsey Wright® Utilities Technical Leaders Index
Invesco Dynamic Biotechnology & Genome ETF	Dynamic Biotech & Genome IntellidexSM Index

Fund	Underlying Index
Invesco Dynamic Building & Construction ETF	Dynamic Building & Construction IntellidexSM Index
Invesco Dynamic Energy Exploration & Production ETF	Dynamic Energy Exploration & Production IntellidexSM Index
Invesco Dynamic Food & Beverage ETF	Dynamic Food & Beverage IntellidexSM Index
Invesco Dynamic Large Cap Growth ETF	Dynamic Large Cap Growth IntellidexSM Index
Invesco Dynamic Large Cap Value ETF	Dynamic Large Cap Value IntellidexSM Index
Invesco Dynamic Leisure and Entertainment ETF	Dynamic Leisure & Entertainment IntellidexSM Index
Invesco Dynamic Market ETF	Dynamic Market IntellidexSM Index
Invesco Dynamic Media ETF	Dynamic Media IntellidexSM Index
Invesco Dynamic Networking ETF	Dynamic Networking IntellidexSM Index
Invesco Dynamic Oil & Gas Services ETF	Dynamic Oil Services IntellidexSM Index
Invesco Dynamic Pharmaceuticals ETF	Dynamic Pharmaceutical IntellidexSM Index
Invesco Dynamic Semiconductors ETF	Dynamic Semiconductor IntellidexSM Index
Invesco Dynamic Software ETF	Dynamic Software IntellidexSM Index
Invesco Financial Preferred ETF	Wells Fargo® Hybrid and Preferred Securities Financial Index
Invesco FTSE RAFI US 1000 ETF	FTSE RAFI™ US 1000 Index
Invesco FTSE RAFI US 1500 Small-Mid ETF	FTSE RAFI™ US Mid Small 1500 Index
Invesco Global Listed Private Equity ETF	Red Rocks Global Listed Private Equity Index
Invesco Golden Dragon China ETF	NASDAQ Golden Dragon China Index
Invesco High Yield Equity Dividend Achievers™ ETF	NASDAQ US Dividend Achievers™ 50 Index
Invesco International Dividend Achievers™ ETF	NASDAQ International Dividend Achievers™ Index
Invesco NASDAQ Internet ETF	Nasdaq CTA Internet IndexSM
Invesco Raymond James SB-1 Equity ETF	Raymond James SB-1 Equity Index
Invesco S&P 100 Equal Weight ETF	S&P 100 Equal Weight Index
Invesco S&P 500 BuyWrite ETF	CBOE S&P 500 BuyWrite IndexSM
Invesco S&P 500® Equal Weight ETF	S&P 500® Equal Weight Index
Invesco S&P 500® Equal Weight Communication Services ETF	S&P 500® Equal Weight Communication Services Plus Index
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	S&P 500® Equal Weight Consumer Discretionary Index
Invesco S&P 500® Equal Weight Consumer Staples ETF	S&P 500® Equal Weight Consumer Staples Index
Invesco S&P 500® Equal Weight Energy ETF	S&P 500® Equal Weight Energy Index
Invesco S&P 500® Equal Weight Financials ETF	S&P 500® Equal Weight Financials Index
Invesco S&P 500® Equal Weight Health Care ETF	S&P 500® Equal Weight Health Care Index
Invesco S&P 500® Equal Weight Industrials ETF	S&P 500® Equal Weight Industrials Index
Invesco S&P 500® Equal Weight Materials ETF	S&P 500® Equal Weight Materials Index
Invesco S&P 500® Equal Weight Real Estate ETF	S&P 500® Equal Weight Real Estate Index
Invesco S&P 500® Equal Weight Technology ETF	S&P 500® Equal Weight Information Technology Index
Invesco S&P 500® Equal Weight Utilities ETF	S&P 500® Equal Weight Utilities Plus Index
Invesco S&P 500 GARP ETF	S&P 500 GARP Index
Invesco S&P 500® Pure Growth ETF	S&P 500® Pure Growth Index
Invesco S&P 500® Pure Value ETF	S&P 500® Pure Value Index
Invesco S&P 500® Quality ETF	S&P 500® Quality Index
Invesco S&P 500® Top 50 ETF	S&P 500® Top 50 Index
Invesco S&P 500 Value with Momentum ETF	S&P 500 High Momentum Value Index
Invesco S&P MidCap 400® Equal Weight ETF	S&P MidCap 400® Equal Weight Index
Invesco S&P MidCap 400® Pure Growth ETF	S&P MidCap 400® Pure Growth Index
Invesco S&P MidCap 400® Pure Value ETF	S&P MidCap 400® Pure Value Index
Invesco S&P MidCap Momentum ETF	S&P MidCap 400 Momentum Index
Invesco S&P MidCap Quality ETF	S&P MidCap 400 Quality Index
Invesco S&P MidCap Value with Momentum ETF	S&P MidCap 400 High Momentum Value Index
Invesco S&P SmallCap 600® Equal Weight ETF	S&P SmallCap 600® Equal Weight Index
Invesco S&P SmallCap 600® Pure Growth ETF	S&P SmallCap 600® Pure Growth Index
Invesco S&P SmallCap 600® Pure Value ETF	S&P SmallCap 600® Pure Value Index
Invesco S&P SmallCap Momentum ETF	S&P SmallCap 600 Momentum Index
Invesco S&P SmallCap Value with Momentum ETF	S&P SmallCap 600 High Momentum Value Index

Fund	Underlying Index
Invesco S&P Spin-Off ETF	S&P U.S. Spin-Off Index
Invesco Water Resources ETF	NASDAQ OMX US Water IndexSM
Invesco WilderHill Clean Energy ETF	WilderHill Clean Energy Index
Invesco Zacks Mid-Cap ETF	Zacks Mid-Cap Core Index
Invesco Zacks Multi-Asset Income ETF	Zacks Multi-Asset Income Index
BROKERAGE TRANSACTIONS AND COMMISSIONS ON AFFILIATED TRANSACTIONS
The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.
In seeking to implement its policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser currently does not participate in soft dollar transactions.
The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by a Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the Fund, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances. Purchases and sales of fixed-income securities for a Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the ask prices).
When a Fund purchases a newly issued security at a fixed price, the Adviser may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset the Fund’s management expenses.
The aggregate brokerage commissions paid by each Fund during the Fund’s fiscal years ended April 30, 2017, 2018, 2019 and 2020, or as otherwise indicated, are set forth in the chart below following each Fund’s name. With respect to the Predecessor Funds, any commissions paid prior to the Reorganizations were paid by the Predecessor Funds.
Affiliated Transactions. The Adviser may place trades with Invesco Capital Markets, Inc. (“ICMI”) a broker-dealer with whom it is affiliated, provided the Adviser determines that ICMI’s trade execution abilities and costs are at least comparable to those of non-affiliated brokerage firms with which the Adviser could otherwise place similar trades. ICMI receives brokerage commissions in connection with effecting trades for the Funds and, therefore, use of ICMI presents a conflict of interest for the Adviser. Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Board.
Brokerage commissions on affiliated transactions paid by the Funds’ during the fiscal years ended April 30, 2017, 2018, 2019 and 2020, or as otherwise indicated, are set forth in the chart below. The percentage of each Fund’s aggregate brokerage commissions paid to the affiliated broker and the percentage of each Fund’s aggregate dollar amount of transactions involving the payment of commissions through the affiliated broker for the last fiscal year are also set forth in the chart below.
Unless otherwise indicated, the amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover, including due to application of the Fund’s Underlying Index methodology.
Fund	Date of Commencement of Investment Operations	Total $ Amount of Brokerage Commissions Paid				Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers				% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers
		2020	2019	2018	2017	2020	2019	2018	2017	2020	2020
Invesco Aerospace & Defense ETF	10/26/05	$ 53,629	$ 30,560	$ 10,979	$ 11,897	$ 957	$ 912	$168	N/A	1.54%	4.38%
Invesco BuyBack Achievers™ ETF	12/20/06	$243,901	$338,444	$339,983	$343,219	$24,524	$6,075	N/A	N/A	8.57%	8.57%
Invesco Cleantech™ ETF	10/24/06	$ 84,899	$ 23,200	$ 13,788	$ 12,110	$ 837	$1,154	N/A	N/A	0.99%	0.64%
Invesco Dividend Achievers™ ETF	9/15/05	$ 14,374	$ 11,674	$ 4,566	$ 5,773	$ 431	$ 607	$ 37	N/A	2.48%	3.24%
Invesco Dow Jones Industrial Average Dividend ETF (2)	12/16/15	$ 3,150	$ 1,899	$ 462	$ 40	$ 76	$ 254	N/A	N/A	1.83%	2.58%
Invesco DWA Basic Materials Momentum ETF	10/12/06	$ 41,664	$ 42,090	$ 49,210	$181,387	$10,358	$ 117	$ 32	N/A	23.61%	39.53%
Invesco DWA Consumer Cyclicals Momentum ETF	10/12/06	$ 25,246	$ 33,864	$ 27,777	$ 30,910	$ 5,077	$ 46	N/A	N/A	20.11%	37.95%
Invesco DWA Consumer Staples Momentum ETF	10/12/06	$ 84,051	$ 76,290	$ 27,308	$113,528	$ 4,973	$ 150	$ 0	N/A	5.30%	11.78%
Invesco DWA Energy Momentum ETF	10/12/06	$ 54,962	$113,355	$101,245	$243,337	$17,466	$ 25	$ 30	N/A	31.78%	55.22%
Invesco DWA Financial Momentum ETF	10/12/06	$ 32,109	$ 21,921	$ 38,753	$ 62,755	$ 2,247	$ 28	$ 64	N/A	6.73%	12.32%
Invesco DWA Healthcare Momentum ETF	10/12/06	$158,369	$246,589	$116,882	$ 88,434	$ 5,908	$ 194	$ 47	N/A	3.37%	10.93%
Invesco DWA Industrials Momentum ETF	10/12/06	$ 38,272	$ 35,537	$ 43,187	$ 42,452	$ 2,405	$ 17	$ 0	N/A	5.29%	13.24%
Invesco DWA Momentum ETF	3/1/07	$263,125	$268,903	$260,982	$381,524	$ 6,188	$ 136	N/A	N/A	1.92%	3.26%
Invesco DWA Technology Momentum ETF	10/12/06	$169,972	$ 82,974	$ 65,664	$162,999	$12,926	$ 10	$ 22	N/A	6.76%	17.21%
Invesco DWA Utilities Momentum ETF	10/26/05	$ 50,860	$ 19,057	$ 11,581	$ 39,341	$ 8,528	$ 52	$ 25	N/A	14.65%	17.60%

Fund	Date of Commencement of Investment Operations	Total $ Amount of Brokerage Commissions Paid				Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers				% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers
		2020	2019	2018	2017	2020	2019	2018	2017	2020	2020
Invesco Dynamic Biotechnology & Genome ETF	6/23/05	$359,528	$182,205	$280,761	$247,394	$15,609	$ 3,108	$ 56	N/A	4.15%	11.29%
Invesco Dynamic Building & Construction ETF	10/26/05	$ 70,765	$135,809	$232,654	$110,069	$ 2,727	$ 147	N/A	N/A	3.34%	7.95%
Invesco Dynamic Energy Exploration & Production ETF	10/26/05	$ 94,084	$102,262	$ 55,970	$ 56,247	$36,280	$ 1,900	N/A	N/A	38.56%	45.07%
Invesco Dynamic Food & Beverage ETF	6/23/05	$ 39,128	$ 42,970	$ 76,185	$141,195	$ 3,832	$ 73	$ 21	N/A	8.63%	10.77%
Invesco Dynamic Large Cap Growth ETF	3/3/05	$178,703	$340,802	$156,317	$176,769	$34,793	$ 408	$ 30	N/A	18.75%	26.06%
Invesco Dynamic Large Cap Value ETF	3/3/05	$451,424	$764,382	$599,999	$487,044	$85,741	$ 40,436	$ 303	N/A	17.14%	19.48%
Invesco Dynamic Leisure and Entertainment ETF	6/23/05	$ 52,693	$106,397	$103,548	$134,909	$ 6,506	$ 211	$ 29	N/A	11.42%	16.02%
Invesco Dynamic Market ETF	5/1/03	$170,579	$168,848	$150,721	$167,995	$55,766	$ 826	$ 26	N/A	28.68%	42.95%
Invesco Dynamic Media ETF	6/23/05	$ 64,378	$ 47,799	$ 87,686	$ 81,550	$ 3,932	$ 1,119	N/A	N/A	5.74%	10.32%
Invesco Dynamic Networking ETF	6/23/05	$ 33,041	$ 34,718	$ 21,261	$ 18,213	$ 1,544	$ 486	$ 121	N/A	3.97%	11.41%
Invesco Dynamic Oil & Gas Services ETF	10/26/05	$ 22,724	$ 30,834	$ 62,677	$ 62,438	$ 7,212	$ 3,711	$ 42	N/A	31.74%	34.60%
Invesco Dynamic Pharmaceuticals ETF	6/23/05	$165,528	$223,366	$424,255	$246,650	$ 5,173	$ 705	N/A	N/A	3.01%	10.93%
Invesco Dynamic Semiconductors ETF	6/23/05	$116,072	$150,346	$125,705	$ 56,527	$ 1,066	$ 1,370	$ 0	N/A	0.84%	1.10%
Invesco Dynamic Software ETF	6/23/05	$492,797	$211,096	$ 99,168	$ 80,790	$ 714	$ 1,657	$ 82	N/A	0.13%	0.09%
Invesco Financial Preferred ETF	12/1/06	$ 1,655	$ 710	$ 0	$ 0	$ 0	N/A	N/A	N/A	$ 0	$0
Invesco FTSE RAFI US 1000 ETF	12/19/05	$393,929	$213,934	$258,473	$300,081	$13,270	$134,168	$1,864	N/A	3.37%	12.01%

Fund	Date of Commencement of Investment Operations	Total $ Amount of Brokerage Commissions Paid				Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers				% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers
		2020	2019	2018	2017	2020	2019	2018	2017	2020	2020
Invesco FTSE RAFI US 1500 Small-Mid ETF	9/20/06	$1,020,295	$ 752,844	$591,857	$634,098	$ 24,434	$69,352	$8,246	N/A	2.39%	9.06%
Invesco Global Listed Private Equity ETF	10/24/06	$ 88,406	$ 122,402	$101,225	$ 89,826	$ 489	N/A	$1,253	N/A	0.55%	0.70%
Invesco Golden Dragon China ETF	12/9/04	$ 38,572	$ 54,054	$ 44,013	$ 47,719	$ 3,867	$ 149	$2,398	N/A	10.03%	20.30%
Invesco High Yield Equity Dividend Achievers™ ETF	12/9/04	$ 247,994	$ 222,298	$176,438	$229,532	$ 8,339	$ 1,154	$ 259	N/A	3.03%	5.65%
Invesco International Dividend Achievers™ ETF	9/15/05	$ 308,091	$ 260,994	$467,575	$510,017	$ 809	$ 727	$5,504	N/A	0.25%	0.45%
Invesco NASDAQ Internet ETF	6/10/08	$ 66,379	$ 32,189	$ 35,184	$ 14,472	$ 4,910	$ 1,978	N/A	N/A	6.40%	11.08%
Invesco Raymond James SB-1 Equity ETF (1)	5/19/06	$ 211,261	$ 121,360	$104,625	$ 82,615	$ 43,173	$ 2,974	$2,971	N/A	19.83%	34.86%
Invesco S&P 100 Equal Weight ETF	12/1/06	$ 9,758	$ 5,898	$ 5,697	$ 3,439	$ 442	$ 637	N/A	N/A	3.53%	4.78%
Invesco S&P 500 BuyWrite ETF	12/19/07	$ 29,939	$ 19,579	$ 49,188	$ 46,121	$ 85	$ 691	N/A	N/A	0.24%	0.25%
Invesco S&P 500® Equal Weight ETF (3)	04/24/03	$1,307,250	$1,070,214	$288,297	$491,239	$182,942	$ 6,476	N/A	N/A	11.83%	18.45%
Invesco S&P 500® Equal Weight Communication Services ETF	11/05/18	$ 3,279	$ 425	N/A	N/A	$ 1,675	$ 464	N/A	N/A	46.12%	54.85%
Invesco S&P 500® Equal Weight Consumer Discretionary ETF (3)	11/1/06	$ 10,565	$ 14,998	$ 2,095	$ 4,228	$ 3,856	$ 1,702	N/A	N/A	36.50%	52.76%
Invesco S&P 500® Equal Weight Consumer Staples ETF (3)	11/1/06	$ 45,582	$ 45,613	$ 9,355	$ 16,830	$ 9,422	$ 285	$ 184	N/A	20.67%	40.13%
Invesco S&P 500® Equal Weight Energy ETF (3)	11/1/06	$ 31,246	$ 43,972	$ 17,370	$ 20,627	$ 8,609	$ 1,569	N/A	N/A	27.55%	52.08%
Invesco S&P 500® Equal Weight Financials ETF (3)	11/1/06	$ 22,103	$ 18,334	$ 4,698	$ 7,744	$ 5,860	$ 1,389	$ 180	N/A	25.76%	34.50%

Fund	Date of Commencement of Investment Operations	Total $ Amount of Brokerage Commissions Paid				Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers				% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers
		2020	2019	2018	2017	2020	2019	2018	2017	2020	2020
Invesco S&P 500® Equal Weight Health Care ETF (3)	11/1/06	$ 33,144	$ 29,929	$ 11,084	$ 11,946	$12,314	$ 1,457	$ 82	N/A	33.68%	45.09%
Invesco S&P 500® Equal Weight Industrials ETF (3)	11/1/06	$ 16,505	$ 19,900	$ 2,463	$ 4,227	$ 5,206	$ 3,495	N/A	N/A	31.31%	49.55%
Invesco S&P 500® Equal Weight Materials ETF (3)	11/1/06	$ 14,114	$ 10,458	$ 2,710	$ 5,351	$ 4,530	$ 678	N/A	N/A	31.11%	40.06%
Invesco S&P 500® Equal Weight Real Estate ETF (3)	8/13/15	$ 2,373	$ 980	$ 105	$ 859	$ 668	$ 42	$ 14	N/A	26.08%	35.53%
Invesco S&P 500® Equal Weight Technology ETF (3)	11/1/06	$107,523	$122,935	$ 25,008	$ 47,369	$27,456	$14,260	N/A	N/A	19.29%	24.59%
Invesco S&P 500® Equal Weight Utilities ETF (3)	11/1/06	$ 18,088	$ 29,163	$ 3,279	$ 13,792	$ 6,733	$ 2,382	$ 55	N/A	35.27%	41.99%
Invesco S&P 500 GARP ETF	6/13/11	$ 76,250	$ 6,841	$ 6,895	$ 10,020	$21,913	N/A	$ 15	N/A	23.22%	29.67%
Invesco S&P 500® Pure Growth ETF (3)	3/1/06	$432,447	$417,365	$140,303	$172,588	$ 4,733	$ 3,919	N/A	N/A	0.80%	1.11%
Invesco S&P 500® Pure Value ETF (3)	3/1/06	$224,329	$200,631	$ 87,365	$123,294	$ 6,263	$ 1,773	$307	N/A	2.10%	2.58%
Invesco S&P 500® Quality ETF	12/6/05	$220,925	$260,493	$201,729	$182,291	$12,420	$31,814	N/A	N/A	4.43%	6.43%
Invesco S&P 500® Top 50 ETF (3)	5/4/05	$ 15,548	$ 12,225	$ 665	$ 2,980	$13,147	$ 34	$151	N/A	84.56%	86.39%
Invesco S&P 500 Value with Momentum ETF	6/13/11	$ 30,881	$ 15,991	$ 9,714	$ 9,662	$13,848	$ 465	N/A	N/A	36.51%	42.06%
Invesco S&P MidCap 400® Equal Weight ETF (3)	12/3/10	$ 22,451	$ 16,722	$ 4,032	$ 7,575	$ 9,430	$ 174	$ 67	N/A	39.88%	41.69%
Invesco S&P MidCap 400® Pure Growth ETF (3)	3/1/06	$170,008	$269,958	$ 79,279	$ 87,868	$ 6,717	$ 8,240	$112	N/A	3.28%	5.62%
Invesco S&P MidCap 400® Pure Value ETF (3)	3/1/06	$129,631	$ 60,600	$ 26,319	$ 47,701	$10,707	$ 1,001	N/A	N/A	7.39%	14.29%

Fund	Date of Commencement of Investment Operations	Total $ Amount of Brokerage Commissions Paid				Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers				% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers
		2020	2019	2018	2017	2020	2019	2018	2017	2020	2020
Invesco S&P MidCap Momentum ETF	3/3/05	$347,018	$ 22,963	$ 7,092	$ 12,535	$ 3,976	N/A	N/A	N/A	0.99%	1.45%
Invesco S&P MidCap Quality ETF	12/1/06	$ 17,552	$ 6,897	$ 6,030	$ 6,539	$ 188	N/A	N/A	N/A	0.86%	2.26%
Invesco S&P MidCap Value with Momentum ETF	3/3/05	$ 78,169	$ 17,581	$ 25,410	$ 21,349	$ 1,054	N/A	$ 49	N/A	1.14%	0.57%
Invesco S&P SmallCap 600® Equal Weight ETF (3)	12/3/10	$ 41,017	$ 19,027	$ 1,608	$ 4,504	$ 1,839	$ 68	$ 45	N/A	4.43%	16.78%
Invesco S&P SmallCap 600® Pure Growth ETF (3)	3/1/06	$191,573	$239,771	$ 45,526	$ 43,336	$ 5,433	$3,720	N/A	N/A	2.38%	3.60%
Invesco S&P SmallCap 600® Pure Value ETF (3)	3/1/06	$287,697	$200,800	$ 65,859	$ 87,244	$ 5,361	$3,934	N/A	N/A	1.71%	2.68%
Invesco S&P SmallCap Momentum ETF	3/3/05	$108,338	$ 34,735	$ 18,713	$ 17,020	$ 2,321	N/A	N/A	N/A	1.95%	2.86%
Invesco S&P SmallCap Value with Momentum ETF	3/3/05	$152,176	$ 73,415	$ 92,699	$ 78,787	$ 2,589	N/A	$ 683	N/A	1.40%	2.41%
Invesco S&P Spin-Off ETF (2)	12/15/06	$ 42,244	$ 55,286	$ 15,269	$ 26,703	$ 8,037	$4,404	N/A	N/A	15.13%	20.05%
Invesco Water Resources ETF	12/6/05	$ 97,115	$170,626	$134,359	$226,518	$ 354	$ 3	N/A	N/A	0.27%	0.34%
Invesco WilderHill Clean Energy ETF	3/3/05	$187,749	$107,474	$ 96,358	$153,974	$ 1,554	$5,172	$1,416	N/A	0.70%	1.29%
Invesco Zacks Mid-Cap ETF (2)	4/2/07	$180,287	$192,966	$ 78,442	$ 71,767	$17,668	$ 176	N/A	N/A	7.99%	8.84%
Invesco Zacks Multi-Asset Income ETF (2)	9/21/06	$399,574	$477,863	$168,975	$347,737	$29,985	$1,681	N/A	N/A	6.79%	13.34%
(1)	Effective April 30, 2019, the Fund’s fiscal year end changed from August 31 to April 30. The information presented is for the prior fiscal years ended August 31, 2017 and 2018, the period September 1, 2018 through April 30, 2019 and the fiscal year ended April 30, 2020.
(2)	Effective April 30, 2018, the Fund’s fiscal year end changed from August 31 to April 30. The information presented is for the prior fiscal year ended August 31, 2017, the period September 1, 2017 through April 30, 2018 and the fiscal years ended April 30, 2019 and 2020.
(3)	Effective April 30, 2018, the Fund’s fiscal year end changed from October 31 to April 30. The information presented is for the prior fiscal year ended October 31, 2017, the period November 1, 2017 through April 30, 2018 and the fiscal years ended April 30, 2019 and 2020.

ADDITIONAL INFORMATION CONCERNING THE TRUST
The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on June 9, 2000 pursuant to a Declaration of Trust (the “Declaration”).
The Trust is authorized to issue an unlimited number of Shares in one or more series or “Funds.” The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.
Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and other distributions declared by the Board with respect to the Fund and in the net distributable assets of the Fund on liquidation.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all the Funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, the Shares of that Fund will vote separately on such matter.
The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund Shares are required to disclose information on direct or indirect ownership of Fund Shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund Shares may be disclosed by the Fund if so required by law or regulation. The Trust’s Declaration also provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund, or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees. Following receipt of the demand, the Trustees have a period of 45 days to consider the demand. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the shareholders.
The Trust is not required, and does not intend to hold annual meetings of shareholders, but will call a special meeting of shareholders whenever required by the 1940 Act or by the terms of the Declaration. Shareholders owning more than 10% of the outstanding Shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.
Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.
The Trust’s Declaration also provides that a Trustee acting in his or her capacity of trustee is not liable personally to any person other than the Trust or its shareholders for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law.
The Trust’s bylaws require that any action commenced by a Shareholder, directly or derivatively, against the Trust or a series thereof, its Trustees or officers, shall be brought only in the U.S. District Court for the Northern District of Illinois, or if such action may not be brought in that court, then such action shall be brought in Illinois state court (the “Chosen Courts”). The Trust, its Trustees and officers, and its Shareholders (a) waive any objection to venue in either Chosen Court and (b) waive any objection that either Chosen Court is an inconvenient forum.
The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).
Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.
Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Book Entry.”
DTC Acts as Securities Depository for Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, a number of DTC Participants and the New York Stock Exchange, Inc. (“NYSE”) and FINRA own DTC. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is affected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities each Fund holds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board periodically reviews each Fund’s proxy voting record.
The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also is available at no charge, upon request, by calling 800.983.0903 or by writing to Invesco Exchange-Traded Fund Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Trust’s Form N-PX also is available on the SEC’s website at www.sec.gov.
Code of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has approved a Code of Ethics of the Trust, the Adviser and the Distributor (the “Ethics Code”). The Ethics Code is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.
The Ethics Code applies to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Ethics Code are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Ethics Code, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Ethics Code permits personnel subject to the Ethics Code to invest in securities subject to certain limitations, including securities that a Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Ethics Code is on file with the SEC and is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Ethics Code may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS
General
The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt of an order in “proper form” (as defined below) on any Business Day. A “Business Day” is any day on which the Exchange is open for business. As of the date of this SAI, each Exchange is closed in observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when an Exchange closes earlier than normal, a Fund may require orders to be placed earlier in the day.
The number of Shares of a Fund that constitute a Creation Unit Aggregation for such Fund is set forth in the Fund’s Prospectus. In its discretion, the Trust reserves the right to increase or decrease the number of Shares that constitutes a Creation Unit Aggregation for a Fund.

Role of the Authorized Participant
A Fund only may issue Creation Units to, or redeem Creation Units from, an authorized participant, referred to herein as an “AP.” To be eligible to place orders for the purchase or redemption of a Creation Unit of a Fund, an AP must have executed a written agreement with the Fund or one of its service providers that allows the AP to place such orders (“Participant Agreement”). In addition, an AP must be a member or participant of a clearing agency that is registered with the SEC. An AP may place orders for the creation or redemption of Creation Units through the clearing process of the Continuous Net Settlement System (the “Clearing Process”) of the National Securities Clearing Corporation (“NSCC”), Euroclear, the Fed Book-Entry System and/or DTC, subject to the procedures set forth in the Participant Agreement. (APs that participate in the Clearing Process are sometimes referred to as a “Participating Party,” and APs that are eligible to utilize the Fed Book Entry System and/or DTC are sometimes referred to as a “DTC Participant”). Transfers of securities settling through Euroclear or other foreign depositories may require AP access to such facilities.
Pursuant to the terms of its Participant Agreement, an AP will agree, and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that the AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, together with the transaction fees described below. An AP acting on behalf of an investor may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs make appropriate arrangements with an AP to submit orders to purchase or redeem Creation Units of a Fund. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed a Participant Agreement and that, therefore, orders to purchase Creation Units may have to be placed by the investor’s broker through an AP. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of APs. A list of current APs may be obtained from the Distributor. In addition, the Distributor may be appointed as the proxy of the AP and may be granted a power of attorney under the Participant Agreement.
Creations
Portfolio Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a portfolio of securities, assets or other positions constituting a substantial replication of a Fund’s portfolio holdings (the “Deposit Securities”) and an amount of cash denominated in U.S. dollars (the “Cash Component”) computed as described below, plus any applicable administrative or other transaction fees, also as discussed below. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.
The “Cash Component” is an amount equal to the difference between the aggregate NAV of the Shares per Creation Unit and the “Deposit Amount,” which is an amount equal to the total aggregate market value (per Creation Unit) of the Deposit Securities. The Cash Component, which is sometimes called the “Balancing Amount,” serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the AP purchasing the Creation Unit.
Each business day before the opening of regular trading on the Exchange where a Fund’s Shares are traded (usually 9:30 a.m., Eastern Time), the Fund discloses on its website (www.invesco.com/ETFs) the Deposit Securities and/or the amount of the applicable Cash Component to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced Portfolio Deposit is made available.
The identity and number of shares of the Deposit Securities required for a Portfolio Deposit will change as rebalancing adjustments and corporate action events are reflected within the affected Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities also may change in response to adjustments to the weighting or composition of the securities of the relevant Underlying Index. Such adjustments will reflect changes known to the Adviser by the time of determination of the Deposit Securities in the composition of the relevant Underlying Index or resulting from stock splits and other corporate actions.
The Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. However, the Trust reserves the right to permit or require an order containing the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added, at its discretion, to the Cash Component to replace one or more Deposit Securities. For example, a cash substitution may be permitted or required for any Deposit Security that (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), (iii) might not be eligible for trading by an AP or the investor on whose behalf the AP is acting, or (iv) in certain other situations at the sole discretion of the Trust. Additionally, the Trust may permit or require the submission of a portfolio of securities or cash that differs from the composition of the published portfolio(s) (a “Custom Order”). A Fund also may permit or require the consideration for Creation Unit Aggregations to consist solely of cash (see “—Cash Creations” below).
Cash Creations. If a Fund permits or requires partial or full cash creations, such purchases shall be effected in essentially the same manner as in-kind purchases. In the case of a cash creation, the AP must pay the same Cash Component required to be paid by an in-kind purchaser, plus the Deposit Amount (i.e., the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, as described in the subsection “—Portfolio Deposit” above).
Trading costs, operational processing costs and brokerage commissions associated with using cash to purchase requisite Deposit Securities will be incurred by a Fund and will affect the value of the Shares; therefore, such Funds may require APs to pay transaction fees to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities (see “Creation and Redemption Transaction Fees” below).
Creation Orders
Procedures for Creation of Creation Unit Aggregations. Orders must be transmitted by an AP, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. APs purchasing Creation Units of Funds that invest in domestic equity securities (“Domestic Equity Funds”) may transfer Deposit Securities in one of two ways: (i) through the Clearing Process (see “Placing Creation Orders Using the Clearing Process”), or (ii) with a Fund “outside” the Clearing Process through the facilities of DTC (see “Placing Creation Orders Outside the Clearing Process”). The Clearing Process is not currently available for purchases or redemptions of Creation Units of Funds that invest in foreign securities (“International Equity Funds”). Accordingly, APs submitting creation orders for such Funds must effect those transactions outside the Clearing Process, as described further below.
All orders to purchase Creation Units, whether through or outside the Clearing Process, must be received by the Transfer Agent and/or Distributor no later than the order cut-off time designated in the Participant Agreement (“Order Cut-Off Time”) on the relevant Business Day in order for the creation of Creation Units to be effected based on the NAV of Shares of a Fund as determined on such date. With certain exceptions, the Order Cut-Off Time for the Funds, as set forth in the Participant Agreement, usually is the closing time of the regular trading session on the New York Stock Exchange—i.e., ordinarily 4:00 p.m., Eastern time. In the case of Custom Orders, the Order Cut-Off Time is no later than 3:00 p.m., Eastern time. Additionally, on days when the NYSE, the relevant Exchange or the bond markets close earlier than normal, the Trust may require creation orders to be placed earlier in the day. The Business Day on which an order is placed and deemed received is referred to as the “Transmittal Date.”
Orders must be transmitted by an AP by telephone, online portal or other transmission method acceptable to the Transfer Agent and the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent, the Distributor or an AP. APs placing creation orders should afford sufficient time to permit proper submission of the order. Orders effected outside the Clearing Process likely will require transmittal by the DTC Participant earlier on the Transmittal

Date than orders effected through the Clearing Process. APs placing orders outside the Clearing Process should ascertain all deadlines applicable to DTC and the Federal Reserve Bank wire system. Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (see “Creation and Redemption Transaction Fees” below).
A creation order is considered to be in “proper form” if: (i) a properly completed irrevocable purchase order has been submitted by the AP (either on its own or another investor’s behalf) not later than the Fund’s specified Order Cut-Off Time on the Transmittal Date, and (ii) arrangements satisfactory to the applicable Fund are in place for payment of the Cash Component and any other cash amounts which may be due, and (iii) all other procedures regarding placement of a creation order set forth in the Participant Agreement are properly followed. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.
All questions as to the number of shares of each security in the Deposit Securities to be delivered, and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any securities to be delivered shall be determined by each Fund, and such Fund's determination shall be final and binding.
Placing Creation Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Portfolio Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit, on behalf of the Participating Party, such trade instructions to the NSCC as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions, the Participating Party agrees to deliver the Portfolio Deposit to the Transfer Agent, together with such additional information as may be required by the Distributor.
Placing Creation Orders Outside the Clearing Process. Portfolio Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a creation order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation instead will be effected through a transfer of securities and cash directly through DTC.
APs purchasing Creation Units of Shares of International Equity Funds must have international trading capabilities. Once the Custodian has been notified of an order to purchase Creation Units of an International Equity Fund, it will provide such information to the relevant sub-custodian(s) of each such Fund. The Custodian shall then cause the sub-custodian(s) of each such Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the Portfolio Deposit. Deposit Securities must be maintained by the applicable local sub-custodian(s).
Acceptance of Creation Orders. The Transfer Agent will deliver to the AP a confirmation of acceptance of a creation order within 15 minutes of the receipt of a submission received in proper form. A creation order is deemed to be irrevocable upon the delivery of the confirmation of acceptance, subject to the conditions below.
The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of that Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or the Adviser have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) there exist circumstances outside the control of the Trust that make it impossible to process creation orders for all practical purposes. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Federal Reserve, the Transfer Agent, a sub-custodian or any other participant in the creation process, and similar extraordinary events. The Transfer Agent shall notify a prospective purchaser of a Creation Unit (and/or the AP acting on its behalf) of the rejection of such creation order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, nor shall any of them incur any liability for the failure to give any such notification.
Issuance of a Creation Unit
Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed.
Notwithstanding the foregoing, a Fund may issue Creation Units to an AP, notwithstanding the fact that the corresponding Portfolio Deposit has not been delivered in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible. To secure such undertaking, the AP must deposit and maintain cash collateral in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105% of the market value of the undelivered Deposit Securities. In such circumstances, the creation order shall be deemed to be received on the Transmittal Date, provided that (i) such order is placed in proper form prior to the Order Cut-Off Time, and (ii) requisite federal funds in an appropriate amount are delivered by certain deadlines on the contractual settlement date, as set forth in such Participant Agreement (typically, 11:00 a.m., Eastern time on such date for equity Funds). If such order is not placed in proper form prior to the Order Cut-Off Time, and/or all other deadlines and conditions set forth in the Participant Agreement relating to such additional deposits are not met, then the order may be deemed to be canceled, and the AP shall be liable to the Fund for losses, if any, resulting therefrom. The Trust may use such collateral at any time to buy Deposit Securities for the Funds, and the AP agrees to accept liability for any shortfall between the cost to the Trust of purchasing such Deposit Securities and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.
Using the Clearing Process. An AP that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities expected to be delivered through NSCC, and (ii) the Cash Component, if any, to the Transfer Agent by means of the Trust’s Clearing Process. In each case, the delivery must occur by the “regular way” settlement date – i.e., generally, the second Business Day following the Transmittal Date (“T+2”). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Shares and the Cash Component, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+2).
Outside the Clearing Process—Domestic Equity Funds. An AP that is a DTC Participant that orders a creation outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities through DTC, and (ii) the Cash Component, if any, through the Federal Reserve Bank wire system. Such Deposit Securities must be received by the Transfer Agent by 11:00 a.m., Eastern time on the “regular way” settlement date (i.e., T+2), while the Cash Component must be received by 2:00 p.m., Eastern time on that same date. Otherwise, the creation order shall be canceled. For creation units issued principally for cash (see “—Cash Creations” above), the DTC Participant shall be required to transfer the Cash Component through the Federal Reserve Bank wire system to be received by 2:00 p.m., Eastern time on the Contractual Settlement Date (as defined below). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Shares through DTC and the Cash Component, if any, through the Federal Reserve Bank wire system so as to be received by the purchaser no later than T+2 (except as otherwise set forth in the Participant Agreement).
Outside the Clearing Process—International Equity Funds. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian on or before 11 a.m., Eastern time, on the Contractual Settlement Date. The “Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Trust and (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction where any of the securities of the relevant Fund are customarily traded. The AP also must make available by the Contractual Settlement Date funds estimated by the Trust to be sufficient to pay the Cash Component, if any. For Creation Units issued principally for cash, the DTC Participant shall be required to transfer the Cash

Component through the Federal Reserve Bank wire system to be received by 2:00 p.m., Eastern time on the Contractual Settlement Date. When the sub-custodian confirms to the Custodian that the required securities included in the Portfolio Deposit (or, when permitted in the sole discretion of the Trust, the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Custodian shall notify the Distributor and Transfer Agent, and the Trust will issue and cause the delivery of the Creation Unit of Shares via DTC so as to be received by the purchaser no later than T+2.
Creation and Redemption Transaction Fees
Creation and redemption transactions for each Fund are subject to an administrative fee, payable to BNYM, in the amount listed in the table below, irrespective of the size of the order. As shown in the table below, the administrative fee has a base amount for each Fund; however, BNYM may increase the administrative fee to a maximum of four times the base amount for administration and settlement of non-standard orders requiring additional administrative processing by BNYM.
Fund	Base Administrative Fee (Payable to BNYM)	Maximum Administrative Fee (Payable to BNYM)
Invesco Aerospace & Defense ETF	$500	$2,000
Invesco BuyBack Achievers™ ETF	$500	$2,000
Invesco Cleantech™ ETF	$500	$2,000
Invesco Dividend Achievers™ ETF	$500	$2,000
Invesco Dow Jones Industrial Average Dividend ETF	$500	$2,000
Invesco DWA Basic Materials Momentum ETF	$500	$2,000
Invesco DWA Consumer Cyclicals Momentum ETF	$500	$2,000
Invesco DWA Consumer Staples Momentum ETF	$500	$2,000
Invesco DWA Energy Momentum ETF	$500	$2,000
Invesco DWA Financial Momentum ETF	$500	$2,000
Invesco DWA Healthcare Momentum ETF	$500	$2,000
Invesco DWA Industrials Momentum ETF	$500	$2,000
Invesco DWA Momentum ETF	$500	$2,000
Invesco DWA Technology Momentum ETF	$500	$2,000
Invesco DWA Utilities Momentum ETF	$500	$2,000
Invesco Dynamic Biotechnology & Genome ETF	$500	$2,000
Invesco Dynamic Building & Construction ETF	$500	$2,000
Invesco Dynamic Energy Exploration & Production ETF	$500	$2,000
Invesco Dynamic Food & Beverage ETF	$500	$2,000
Invesco Dynamic Large Cap Growth ETF	$500	$2,000
Invesco Dynamic Large Cap Value ETF	$500	$2,000
Invesco Dynamic Leisure and Entertainment ETF	$500	$2,000
Invesco Dynamic Market ETF	$500	$2,000
Invesco Dynamic Media ETF	$500	$2,000
Invesco Dynamic Networking ETF	$500	$2,000
Invesco Dynamic Oil & Gas Services ETF	$500	$2,000
Invesco Dynamic Pharmaceuticals ETF	$500	$2,000
Invesco Dynamic Semiconductors ETF	$500	$2,000
Invesco Dynamic Software ETF	$500	$2,000
Invesco Financial Preferred ETF	$500	$2,000
Invesco FTSE RAFI US 1000 ETF	$500	$2,000
Invesco FTSE RAFI US 1500 Small-Mid ETF	$500	$2,000
Invesco Global Listed Private Equity ETF	$1,000	$4,000
Invesco Golden Dragon China ETF	$500	$2,000
Invesco High Yield Equity Dividend Achievers™ ETF	$500	$2,000
Invesco International Dividend Achievers™ ETF	$500	$2,000
Invesco NASDAQ Internet ETF	$500	$2,000
Invesco Raymond James SB-1 Equity ETF	$1,000	$4,000
Invesco S&P 100 Equal Weight ETF	$500	$2,000
Invesco S&P 500 BuyWrite ETF	$2,000	$8,000

Fund	Base Administrative Fee (Payable to BNYM)	Maximum Administrative Fee (Payable to BNYM)
Invesco S&P 500® Equal Weight ETF	$2,000	$8,000
Invesco S&P 500® Equal Weight Communication Services ETF	$250	$1,000
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	$500	$2,000
Invesco S&P 500® Equal Weight Consumer Staples ETF	$500	$2,000
Invesco S&P 500® Equal Weight Energy ETF	$500	$2,000
Invesco S&P 500® Equal Weight Financials ETF	$500	$2,000
Invesco S&P 500® Equal Weight Health Care ETF	$500	$2,000
Invesco S&P 500® Equal Weight Industrials ETF	$500	$2,000
Invesco S&P 500® Equal Weight Materials ETF	$500	$2,000
Invesco S&P 500® Equal Weight Real Estate ETF	$500	$2,000
Invesco S&P 500® Equal Weight Technology ETF	$500	$2,000
Invesco S&P 500® Equal Weight Utilities ETF	$500	$2,000
Invesco S&P 500 GARP ETF	$500	$2,000
Invesco S&P 500® Pure Growth ETF	$1,000	$4,000
Invesco S&P 500® Pure Value ETF	$1,000	$4,000
Invesco S&P 500® Quality ETF	$500	$2,000
Invesco S&P 500® Top 50 ETF	$500	$2,000
Invesco S&P 500 Value with Momentum ETF	$500	$2,000
Invesco S&P MidCap 400® Equal Weight ETF	$500	$2,000
Invesco S&P MidCap 400® Pure Growth ETF	$500	$2,000
Invesco S&P MidCap 400® Pure Value ETF	$500	$2,000
Invesco S&P MidCap Momentum ETF	$500	$2,000
Invesco S&P MidCap Quality ETF	$500	$2,000
Invesco S&P MidCap Value with Momentum ETF	$500	$2,000
Invesco S&P SmallCap 600® Equal Weight ETF	$500	$2,000
Invesco S&P SmallCap 600® Pure Growth ETF	$1,000	$4,000
Invesco S&P SmallCap 600® Pure Value ETF	$1,000	$4,000
Invesco S&P SmallCap Momentum ETF	$500	$2,000
Invesco S&P SmallCap Value with Momentum ETF	$500	$2,000
Invesco S&P Spin-Off ETF	$500	$1,000
Invesco Water Resources ETF	$500	$2,000
Invesco WilderHill Clean Energy ETF	$500	$2,000
Invesco Zacks Mid-Cap ETF	$500	$2,000
Invesco Zacks Multi-Asset Income ETF	$1,000	$4,000
Additionally, the Adviser may charge an additional, variable fee (sometimes referred to as a “cash-in-lieu” fee) to the extent a Fund permits APs to create or redeem Creation Units for cash, or otherwise substitute cash for any Deposit Security. Such cash-in-lieu fees are payable to a Fund and are charged to defray the transaction cost to a Fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders. The cash-in-lieu fees will be negotiated between the Adviser and the AP and may be different for any given transaction, Business Day or AP; however in no instance will such cash-in-lieu fees exceed 2% of the value of a Creation Unit. From time to time, the Adviser, in its sole discretion, may adjust a Fund's cash-in-lieu fees or reimburse APs for all or a portion of the creation or redemption transaction fees.
Redemptions
Shares may be redeemed only by APs at their NAV per Share next determined after receipt by the Distributor of a redemption request in proper form. A Fund will not redeem Shares in amounts less than a Creation Unit. Beneficial Owners of Shares may sell their Shares in the secondary market, but they must accumulate enough Shares to constitute a Creation Unit to redeem those Shares with a Fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Fund Securities. The redemption proceeds for a Creation Unit generally consist of a portfolio of securities (the “Fund Securities”), plus or minus an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”), representing an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt of a request in proper form, and the total aggregate market value of the Fund Securities, less any applicable administrative or other transaction fees, as discussed above. The Cash Redemption Amount is calculated in the same manner as the Balancing Amount. To the extent that the Fund Securities have a value greater than the NAV of the Shares being redeemed, a Cash Redemption Amount payment equal to the differential is required to be paid by the redeeming shareholder.
Each business day before the opening of regular trading on the Exchange where a Fund’s Shares are traded (usually 9:30 a.m., Eastern Time), the Fund discloses the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day, as well as the Cash Redemption Amount. Such Fund Securities and the corresponding Cash Redemption Amount are applicable to effect redemptions of Creation Units of a Fund until such time as the next-announced composition of the Fund Securities and Cash Redemption Amount is made available.
The Adviser expects that the Fund Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. However, Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. The Trust also may provide such redeemer a Custom Order, which, as described above, is a portfolio of securities that differs from the exact composition of the published list of Fund Securities, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. In addition, the Trust reserves the right to permit or require an amount of cash to be added, at its discretion, to the Cash Redemption Amount to replace one or more Fund Securities (see “— Cash Redemptions” below).
Cash Redemptions. Certain Funds (as set forth in the Prospectus) generally will pay out the proceeds of redemptions of Creation Units partially or principally for cash (or through any combination of cash and Fund Securities). In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment in an amount equal to the NAV of its Shares next determined after a redemption request is received (less any redemption transaction fees imposed, as specified above).
Redemptions of Shares will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.
Redemption Requests
Procedures for Redemption of Creation Unit Aggregations. Orders must be transmitted by an AP, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. APs seeking to redeem Shares of Domestic Equity Funds may transfer Creation Units through the Clearing Process (see “Placing Redemption Requests Using the Clearing Process”) or outside the Clearing Process through the facilities of DTC (see “Placing Redemption Requests Outside the Clearing Process”). As noted above, the Clearing Process is not currently available for redemptions of Creation Units of International Equity Funds; accordingly, APs seeking to redeem Shares of such Funds must effect such transactions outside the Clearing Process.
All requests to redeem Creation Units, whether through the Clearing Process, or outside the Clearing Process through DTC or otherwise, must be received by the Distributor no later than the Order Cut-Off Time on the relevant Business Day. As with creation orders, requests for redemption of Custom Orders must be received by 3:00 p.m., Eastern time, and some Funds, as set forth in the Participant Agreement, may have different Order Cut-Off Times for redemptions.
A redemption request will be considered to be in “proper form” if (i) a duly completed request form is received by the Distributor from the AP on behalf of itself or another redeeming investor at the specified Order Cut-Off Time, and (ii) arrangements satisfactory to the Fund are in place for the AP to transfer or cause to be transferred to the Fund the Creation Unit of such Fund being redeemed on or before contractual settlement of the redemption request. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.
As discussed herein, a redeeming investor will pay a transaction fee to offset the Fund’s trading costs, operational processing costs, brokerage commissions and other similar costs incurred in transferring the Fund Securities from its account to the account of the redeeming investor. An entity redeeming Shares in Creation Units outside the Clearing Process may be required to pay a higher transaction fee than would have been charged had the redemption been effected through the Clearing Process. A redeeming investor receiving cash in lieu of one or more Fund Securities may also be assessed a higher transaction fee on the cash in lieu portion. This higher transaction fee will be assessed in the same manner as the transaction fee incurred in purchasing Creation Units.
Placing Redemption Requests Using the Clearing Process. Requests to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement.
Placing Redemption Requests Outside the Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a redemption order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption instead will be effected through a transfer of Fund Shares directly through DTC.
In the case of Shares of International Equity Funds, upon redemption of Creation Units and taking delivery of the Fund Securities into the account of the redeeming shareholder or an AP acting on behalf of such investor, such person must maintain appropriate custody arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which any of such Fund Securities are customarily traded.
Acceptance of Redemption Requests. The Transfer Agent will deliver to the AP a confirmation of acceptance of a request to redeem Shares in Creation Units within 15 minutes of the receipt of a submission received in proper form. A redemption order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.
The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.
Issuance of Fund Securities
To the extent contemplated by a Participant Agreement, in the event an AP has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Distributor, on behalf of the Fund, by the closing time of the regular trading session on the Exchange on the date such redemption request is submitted, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the AP to deliver the missing Shares as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The Trust may use such collateral at any time to purchase the missing Shares, and will subject the AP to liability for any shortfall between the cost of the Fund acquiring such Shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.
Using the Clearing Process. An AP that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Shares, and (ii) the Cash Redemption Amount, if any, to the Transfer Agent by means of the Trust's Clearing Process. In each case, the delivery must occur by the “regular way” settlement date (i.e., T+2). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+2).
Outside the Clearing Process—Domestic Equity Funds. An AP that is a DTC Participant making a redemption request outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Shares through DTC, and (ii) the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system. Such Shares and Cash Redemption Amount must be received by the Transfer Agent by 11:00 a.m., Eastern time on the Contractual Settlement Date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received no later than T+2 (except as otherwise set forth in the Participant Agreement).
Outside the Clearing Process—International Equity Funds. A redeeming AP must maintain appropriate securities broker-dealer, bank or other custody arrangements to which account such in-kind redemption proceeds will be delivered. If neither the redeeming beneficial owner nor the AP acting on its behalf has appropriate arrangements to take delivery of the Fund Securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the beneficial owner will be required to receive its redemption proceeds in cash.
Arrangements satisfactory to the Trust must be in place for the AP to transfer Creation Units through DTC on or before the settlement date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the global sub-custodian network and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received generally no later than T+2.
Regular Holidays
Notwithstanding the foregoing, a Fund may effect deliveries of Creation Units and Fund Securities on a basis other than T+2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions on a T+2 basis is subject, among other things, to the condition that, in the time between the order date and the delivery date, there are no days that are holidays in an applicable foreign market. For every occurrence of one or more such intervening holidays that are not holidays observed in the U.S., the redemption settlement cycle will be extended by the number of such intervening holidays. In addition, the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, and/or other unforeseeable closings in a foreign market due to emergencies also may prevent a Fund from delivering securities within the normal settlement period. However, in no case will a Fund take more than 15 days after the receipt of the redemption request to deliver such securities to an AP.
TAXES
The following is a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This section is based on Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
The following is for general information only and is not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.
Taxation of the Funds
Each Fund has elected and intends to qualify each year as a RIC under Subchapter M of the Code. If a Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes.
Qualification as a RIC. In order to qualify for treatment as a RIC, a Fund must satisfy the following requirements:
•	Distribution Requirement—the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).
•	Income Requirement—the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
•	Asset Diversification Test—the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.
In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.
Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. If the IRS determines that a Fund’s allocation is improper and/or that such Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.
If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC thus would have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such a course of action to be beneficial to shareholders.
Portfolio turnover. For investors that hold Shares of a Fund in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a Fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce a Fund’s after-tax performance. See “Taxation of Fund Distributions—Capital gain dividends” below.
For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by a Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Foreign Shareholders—U.S. withholding tax at the source” below. For most ETFs, in-kind redemptions are the primary redemption mechanism and, therefore, a Fund may be less likely to sell securities in order to generate cash for redeeming shareholders, which a mutual fund might do. This provides a greater opportunity for ETFs to defer the recognition of gain on appreciated securities which it may hold thereby reducing the distribution of capital gains to its shareholders.
Capital loss carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. Each Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Funds’ control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change.
Deferral of late year losses. Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see “Taxation of Fund Distributions—Capital gain dividends” below). A “qualified late year loss” includes:
(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses), and
(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.
Undistributed capital gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.
Asset allocation funds. If a Fund is a fund of funds (which invests in one or more underlying funds taxable as RICs), distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able currently to offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to a qualified fund of funds, a fund of funds (a) is not eligible to pass-through foreign tax credits from an underlying fund that pays foreign income taxes and (b) is not eligible to pass-through exempt-interest dividends from an underlying fund. A qualified fund of funds, i.e., a fund at least 50% of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends. Also a fund of funds, whether or not it is a qualified fund of funds, is eligible to pass-through qualified dividends earned by an underlying fund (see “Taxation of Fund Distributions—Qualified dividend income for individuals” and “Corporate dividends-received deduction” below). However, dividends paid by a fund of funds from interest earned by an underlying fund on U.S. Government obligations are unlikely to be exempt from state and local income tax.
Federal excise tax. To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, a Fund may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay an excise tax.
Purchase of Shares. As a result of tax requirements, the Trust, on behalf of a Fund, has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Foreign income tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, a Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause a Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If a Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.
Taxation of Fund Distributions. Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another Fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.
Distributions of ordinary income. Each Fund receives income generally in the form of dividends and/or interest on its investments. Each Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.
Capital gain dividends. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. In general, a Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported to Fund shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are 0%, 15%, 20% or 25% depending on the nature of the capital gain and the individual’s taxable income. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.
Qualified dividend income for individuals. Ordinary income dividends reported as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.
Qualified REIT dividends. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of “qualified REIT dividends” to its shareholders. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).
Corporate dividends-received deduction. Ordinary income dividends reported to Fund shareholders as derived from qualified dividends from domestic corporations will qualify for the 50% dividends-received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Return of capital distributions. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her Shares; any excess will be treated as gain from the sale of his or her Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his or her Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund overestimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs.”
Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of Shares, the price of the Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by a Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.
Pass-through of foreign tax credits. If more than 50% of the value of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if a Fund is a qualified fund of funds (i.e., a fund at least 50% of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to “pass-through” the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. Each Fund reserves the right not to pass-through the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits. See “Tax Treatment of Portfolio Transactions—Securities lending.”
Tax credit bonds. If a Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. (Under the Tax Cuts and Jobs Act, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if a Fund is eligible to pass-through tax credits, the Fund may choose not to do so.
U.S. Government interest. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If a Fund is a fund of funds, see “Taxation of the Fund—Asset allocation funds.”
Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from a Fund and net gains from taxable dispositions of Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Sale of Fund Shares. A sale of Shares is a taxable transaction for federal and state income tax purposes. If you sell your Shares, the IRS requires you to report any gain or loss on your sale. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.
Taxes on Purchase and Redemption of Creation Units. An AP that exchanges equity securities for Creation Units generally will recognize a capital gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the AP as part of the issue) and the AP’s aggregate basis in the securities surrendered (plus any cash paid by the AP as part of the issue). An AP that exchanges Creation Units for equity securities generally will recognize a capital gain or loss equal to the difference between the AP’s basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset.
If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
Tax Basis Information. A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.
Wash Sales. All or a portion of any loss that you realize on a sale of your Shares will be disallowed to the extent that you buy other Shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares.
Sales at a Loss Within Six Months of Purchase. Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.
Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund. This section should be read in conjunction with the discussion above under “Investment Strategies and Restrictions” and

“Investment Policies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Funds.
In general. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Shares.
Investments in debt obligations that are at risk of or in default present tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.
Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a Fund, as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities), may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a fund-level tax.
Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign currency transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.
PFIC investments. A Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions—PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Funds—Foreign income tax.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions—Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders—U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.
Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to each Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund—Qualification as a RIC.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income, but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer.
Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.
Securities lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in a Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	provide your correct Social Security or taxpayer identification number;
•	certify that this number is correct;
•	certify that you are not subject to backup withholding; and
•	certify that you are a U.S. person (including a U.S. resident alien).
Withholding also is imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.
Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders—Tax certification and backup withholding.”
Foreign Shareholders. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Taxation of a foreign shareholder depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.
U.S. withholding tax at the source. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported as:
•	exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;
•	capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and
•	interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.
A Fund may report interest-related dividends or short-term capital gain dividends, but reserves the right not to do so. Additionally, a Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.
Amounts reported as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (“QIE”) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply), or (b) that are realized by a Fund on the sale of a “U.S. real property interest” (including gain realized on the sale of shares in a QIE other than one that is domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If a Fund is so classified, foreign shareholders owning more than 5% of the Shares of the Fund may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at the corporate income tax rate, and requiring the filing of a nonresident U.S. income tax return. In addition, if a Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if a Fund is a domestically-controlled QIE and a foreign shareholder disposes of its Shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of Shares of a Fund, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.”
Income effectively connected with a U.S. trade or business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.
Tax certification and backup withholding. Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 24%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information given on the form incorrect, and the shareholder must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a 30% withholding tax is imposed on income dividends made by a Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.
An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from a Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the applicable withholding agent, which will, in turn, report the information to the IRS. Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.
U.S. estate tax. Transfers by gift of Shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).
Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.
* * * * *
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority, and administrative interpretations in effect on the date hereof, all of which are subject to change, which change may be retroactive. Changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.
DETERMINATION OF NAV
The following information should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.” Additional information regarding the current NAV per share of each Fund can be found at www.invesco.com/ETFs.
The Custodian calculates and determines the NAV per Share as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price of the exchange where the security primarily is traded. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value debt securities assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. When price quotes are not readily available, securities will be valued using pricing provided from independent pricing services or by another method in accordance with the Trust’s valuation policies and procedures approved by the Board.
Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
DIVIDENDS AND OTHER DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions and Taxes.”
General Policies. Generally, dividends from net investment income, if any, are declared and paid quarterly by each Fund, except Invesco High Yield Equity Dividend AchieversTM ETF and Invesco Financial Preferred ETF, which declare and pay dividends from net investment income, if any, monthly, and except for Invesco Raymond James SB-1 ETF, Invesco S&P Spin-Off ETF and Invesco Zacks Mid-Cap ETF, which declare and pay dividends from net investment income, if any, annually.
Distributions of net realized securities gains, if any, generally are declared and paid at least annually, but any Fund may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income tax or the excise tax on undistributed income.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from each Fund.
Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners for reinvestment of their distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.
MISCELLANEOUS INFORMATION
Counsel. Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, DC 20006, serves as legal counsel to the Trust.
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PwC audits the Funds’ annual financial statements and performs other related audit services. In connection with the audit of the 2020 financial statements, the Funds entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Audit Committee of the Board of the Trust (the “Audit Committee”), include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder.

FINANCIAL STATEMENTS
The audited financial statements, including the financial highlights, appearing in the Trust’s Annual Report to shareholders with respect to the Funds for the fiscal year ended April 30, 2020 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s current Annual Report at no charge by calling 800.983.0903 during normal business hours.

APPENDIX A
PROXY VOTING GUIDELINES
Applicable to: All funds advised by Invesco Capital Management LLC (“ICM” or the “Adviser”) for which it has been delegated proxy voting authority.
Risk Addressed by Policy: Breach of fiduciary duty to clients under the Investment Advisers Act of 1940 by placing Invesco’s interests ahead of clients’ best interests in voting proxies
Relevant Law and Other Sources: Investment Advisers Act of 1940
Effective Date: June 24, 2014
Last Amended Date: December 12, 2019
I. GENERAL POLICY
ICM has adopted proxy voting policies with respect to securities owned by series for which it serves as investment adviser and has been delegated the authority to vote proxies. ICM’s proxy voting policies are designed to provide that proxies are voted in the best interests of shareholders.
Invesco Ltd. (“Invesco”), the parent to the Adviser, has adopted a global policy statement on corporate governance and proxy voting (the “Global Invesco Policy”) (see Exhibit A), which details Invesco’s views on governance matters and describes the proxy administration and governance approach. The Adviser will approach proxy constraints according to the Invesco global statement on corporate governance and proxy voting. The Adviser will approach conflicts of interest in accordance with Invesco’s global policy statement on corporate governance and proxy voting. The Adviser votes proxies by utilizing the procedures and mechanisms outlined in the Global Invesco Policy, while maintaining specific guidelines for products advised by the Adviser or an affiliate of the Adviser (“Affiliated Funds”), as set forth below:
Overlapping Securities
In instances where both an Affiliated Fund advised by the Adviser and an Affiliated Fund advised by an Invesco Ltd. entity hold an equity security (“Overlapping Securities”), the Adviser will vote proxies in accordance with the recommendation of an Invesco Ltd. adviser based on the comprehensive proxy review and under the Global Invesco Policy. The Global Invesco Policy is overseen by the Invesco Proxy Advisory Committee (“IPAC”), which also orchestrates the review and analysis of the top twenty-five proxy voting matters, measured by overall size of holdings by funds within the Invesco family. The Adviser consults with the IPAC on specific proxy votes and general proxy voting matters as it deems necessary. In addition, as part of the Global Invesco Proxy Voting Process, the IPAC oversees instances when possible conflicts of interest arise among funds. (Please see the Global Invesco Policy for the detailed conflicts of interest approach.)
In instances where the global proxy administration team does not receive a recommendation in a timely manner, the proxy administration team will automatically vote such ballots in accordance with Invesco’s custom guidelines established in Invesco’s global proxy voting policy and US guidelines.
Non-Overlapping Securities
In instances where securities are held only by an Affiliated Fund advised by the Adviser and not also by an Invesco Ltd. active equity entity fund, the Adviser will instruct the proxy administration team to vote proxies in accordance with said Invesco custom guidelines implemented by ISS, Invesco’s vote execution agent.

Under this Policy, the Adviser retains the power to vote contrary to the recommendation of the Invesco Voting Process (for Overlapping Securities) or Invesco’s custom guidelines (for Non-Overlapping Securities) at its discretion, so long as the reasons for doing so are well documented.
II. SPECIAL POLICY
Certain Affiliated Funds pursue their investment objectives by investing in other registered investment companies pursuant to an exemptive order granted by the Securities and Exchange Commission. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require such Affiliated Fund to vote its shares in an acquired investment company in the same proportion as other holders of the acquired fund’s shares. In instances in which an Affiliated Fund is required to vote in this manner to rely on the exemptive order, the Adviser will vote shares of these acquired investment companies in compliance with the voting mechanism required by the order.

Exhibit A to Appendix A
Invesco's Policy Statement on Global Corporate Governance and Proxy Voting
February, 2020
I.	Guiding Principles and Philosophy
Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.
Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.
Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.
The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.
Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.
II.	Applicability of this Policy
This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.
III.	Proxy Voting for Certain Fixed Income, Money Market and Index Strategies
For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy. When there are no corresponding active-equity shares held by Invesco, the proxies for those strategies will be voted in the following manner: (i) for U.S. issuers, in line with Invesco custom voting guidelines derived from the guidelines set forth below; and (ii) for non-U.S. issuers, in line with the recommendations of a third-party proxy advisory service.
IV.	Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.
Firm-level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.
If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.
Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best interest of clients, applying them to vote client proxies should, in most instances, resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.
All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
Other Conflicts of Interest
To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund as required by federal securities law or any exemption therefrom. Additionally, Invesco or its Funds may vote proportionally in other cases where required by law.
V.	Use of Third-Party Proxy Advisory Services
Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

1	Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs, methodologies for formulating voting recommendations, the adequacy and quality of staffing, personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.
VI.	Global Proxy Voting Platform and Administration
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of ESG. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question). In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams annually communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.
Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Global Head of ESG and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.
The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.
VII.	Non-Votes
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Such circumstances could include, for example:
•	If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities;
•	In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security; or
•	Some companies require a representative to attend meetings in person to vote a proxy. Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.
In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example, Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In other cases, voting may not be practicable due to operational limitations. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the relevant portfolio manager.
VIII.	Proxy Voting Guidelines
The following guidelines describe Invesco’s general positions on various proxy voting issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner he or she deems most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I. through IV. Individual proxy votes therefore will differ from these guidelines from time to time.
Invesco generally affords management discretion with respect to the operation of a company’s business and will generally support a board’s discretion on proposals relating to ordinary business practices and routine matters, unless there is insufficient information to decide about the nature of the proposal.
Invesco generally abstains from voting on or opposes proposals that are “bundled” or made contingent on each other (e.g., proposals to elect directors and approve compensation plans) where there is insufficient information to decide about the nature of the proposals.
A.	Shareholder Access and Treatment of Shareholder Proposals – General
Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).
B. Environmental, Social and Corporate Responsibility Issues
Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco generally will evaluate proposals relating to environmental, social and corporate responsibility issues on a case by case basis and will vote on those proposals in a manner intended to maximize long-term shareholder value. Invesco may choose, however, to abstain on voting on proposals relating to environmental, social and corporate responsibility issues.
Invesco reviews on a case by case basis but generally supports the following proposals relating to these issues:
•	Gender pay gap proposals
•	Political contributions disclosure/political lobbying disclosure/political activities and action
•	Data security, privacy, and internet issues
•	Report on climate change/climate change action
•	Gender diversity on boards
C. Capitalization Structure Issues
i.	Stock Issuances

Invesco generally supports a board’s proposal to issue additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to issue additional stock without preemptive rights, as those issuances do not permit shareholders to share proportionately in any new issues of stock of the same class. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.
ii.	Stock Splits
Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.
iii.	Share Repurchases
Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.
D. Corporate Governance Issues
i. General
Invesco reviews on a case by case basis but generally supports the following proposals related to governance matters:
•	Adopt proxy access right
•	Require independent board chairperson
•	Provide right to shareholders to call special meetings
•	Provide right to act by written consent
•	Submit shareholder rights plan (poison pill) to shareholder vote
•	Reduce supermajority vote requirement
•	Remove antitakeover provisions
•	Declassify the board of directors
•	Require a majority vote for election of directors
•	Require majority of independent directors on the board
•	Approve executive appointment
•	Adopt exclusive forum provision
Invesco generally supports a board’s discretion to amend a company’s articles concerning routine matters, such as formalities relating to shareholder meetings. Invesco generally opposes non-routine amendments to a company’s articles if any of the proposed amendments would limit shareholders’ rights or there is insufficient information to decide about the nature of the proposal.
ii. Board of Directors
1.	Director Nominees in Uncontested Elections
Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.
2.	Director Nominees in Contested Elections
Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:
•	Long-term financial performance of the company relative to its industry
•	Management’s track record
•	Background to the proxy contest
•	Qualifications of director nominees (both slates)
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met
•	Stock ownership positions in the company
3.	Director Accountability
Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, director “overboarding” (as described below), failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. Invesco generally supports shareholder proposals relating to the competence of directors that are in the best interest of the company’s performance and the interest of its shareholders. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.
Invesco generally withholds votes from directors who serve on an excessive number of boards of directors (“overboarding”). Examples of overboarding may include when (i) a non-executive director is sitting on more than six public company boards, and (ii) a CEO is sitting on the board of more than two public companies besides the CEO’s own company, excluding the boards of majority-owned subsidiaries of the parent company.
4.	Director Independence
Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors because this minimizes the potential for conflicts of interest.
5.	Director Indemnification
Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support a board’s discretion regarding proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.
6.	Separate Chairperson and CEO
Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.
Voting decisions may consider, among other factors, the presence or absence of:
•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties
•	a majority of independent directors
•	completely independent key committees
•	committee chairpersons nominated by the independent directors
•	CEO performance reviewed annually by a committee of independent directors
•	established governance guidelines
7.	Majority/Supermajority/Cumulative Voting for Directors
The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.
The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.
8.	Staggered Boards/Annual Election of Directors
Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.
9.	Board Size
Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
10.	Director Term Limits and Retirement Age
Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

iii. Audit Committees and Auditors
1.	Qualifications of Audit Committee and Auditors
Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.
2.	Auditor Indemnifications
A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.
3.	Adequate Disclosure of Auditor Fees
Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.
E. Remuneration and Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.
i.	Independent Compensation/Remuneration Committee
Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.
ii.	Advisory Votes on Executive Compensation
Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders can express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations regarding the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.
iii. Equity Based Compensation Plans
Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv. Severance Arrangements
Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case by case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.
v. “Claw Back” Provisions
Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.
vi. Employee Stock Purchase Plans
Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.
F. Anti-Takeover Defenses
Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote, as well as the following proposals:
•	Provide right to act by written consent
•	Provide right to call special meetings
•	Adopt fair price provision
•	Approve control share acquisition
Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or another change (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.
Companies occasionally require shareholder approval to engage in certain corporate actions or transactions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco generally determines its votes for these types of corporate actions after a careful evaluation of the proposal. Generally, Invesco will support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy. However, Invesco will generally oppose proposals to change a company’s corporate form or to “go dark” (i.e., going private transactions) without shareholder approval.
Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company if the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.
Invesco will generally support proposals that ask the board to consider non‐shareholder constituencies or other non‐financial effects when evaluating a merger or business combination.